UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )

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 Preliminary Proxy Statement

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VALLEY NATIONAL BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2026

Proxy Statement

and Notice of Annual Meeting of Shareholders

Valley BANK

VALLEY NATIONAL BANCORP

2026 proxy statement and notice of annual meeting of shareholders VALLEY NATIONAL BANCORP

A Letter to our Shareholders

A Message from our Chairman of the Board of Directors and Chief Executive Officer

Dear Fellow Shareholders,

It is my pleasure to invite you to attend Valley National Bancorp’s 2026 Annual Meeting of Shareholders to be held on Monday, May 18, 2026 at 9:00 a.m., Eastern Time. This year’s meeting will again be held in a virtual only format via webcast at www.virtualshareholdermeeting.com/VLY2026.

During the meeting we will reflect on a year marked by shifting economic and regulatory conditions. Against the backdrop of a volatile and often unpredictable environment, our team has consistently demonstrated discipline and adaptability, strengthening the capabilities required to scale with performance and achieve long-term franchise relevance.

At the Annual Meeting, shareholders will vote on a number of important matters and will have an opportunity to ask questions. Your vote matters. That’s why I strongly suggest that you read our annual proxy statement to familiarize yourself with the matters we’ll be voting on at this meeting. I also encourage you to read my annual Letter to Shareholders, which appears in our 2025 Annual Report to Shareholders and provides further insight into how we were able to position Valley for sustainable, long-term growth and profitability while maximizing the earnings potential for your investment.

As we look ahead, we remain steadfast in our mission to deliver exceptional value to our stakeholders. After fortifying our company’s foundation by strengthening our balance sheet, refreshing our senior executive leadership team, and investing in technology this past year, we are excited about the opportunities that lie ahead. We continue to build on our strengths, address challenges head-on, and pursue new avenues for innovation and relevancy in an ever-evolving industry.

As always, I want to thank you, our shareholders, for your continued investment and confidence in Valley.

Ira Robbins

Chairman of the Board of Directors and Chief Executive Officer

Valley National Bancorp

IRA ROBBINS Chairman and CEO

Cautionary Statement Concerning Forward-Looking Statements. This Proxy Statement contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about our business. These statements may be identified by forward-looking terminology such as “intend,” “should,” “expect,” “will,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “would,” “could,” “typically,” “usually,” “anticipate,” “may,” “estimate,” “outlook,” “project” or similar statements or variations of such terms. The Company cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements, including but not limited to those risks and uncertainties identified under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

70 Speedwell Avenue Morristown, New Jersey 07960 Notice of Annual Meeting of Shareholders TO BE HELD MONDAY, MAY 18, 2026

April 3, 2026

To Our Shareholders:

We hereby invite you to attend the Annual Meeting of Shareholders of Valley National Bancorp (“Valley” or the “Company”) to be held at 9:00 a.m., Eastern Time, on Monday, May 18, 2026, for the following purposes:

1.   To elect 11 directors;

2.   To hold an advisory, non-binding vote on our named executive officers’ compensation; and

3.   To ratify the selection of KPMG LLP as Valley’s independent registered public accounting firm for the fiscal year ending
 December 31, 2026.

This year’s Annual Meeting of Shareholders (the “Annual Meeting”) will be held in a virtual format through a live audio webcast. You will not be able to attend the Annual Meeting in person. We will provide the live webcast of the Annual Meeting at www.virtualshareholdermeeting.com/VLY2026. For further information on how to participate in the Annual Meeting, see “Information About the Annual Meeting” on page 76 of this Proxy Statement.

You will be permitted to submit live questions at the Annual Meeting just as if you were attending an in-person meeting. Questions may be submitted beginning 15 minutes before the start of the Annual Meeting through www.virtualshareholdermeeting.com/VLY2026.

You will need the 16-digit control number printed on your notice, proxy card, or voting instruction form in order to attend, vote, and ask questions during the meeting. If you are a beneficial holder and have any questions about your control number, please contact the bank, broker, or other institution where you hold your account.

Valley has utilized the U.S. Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the internet. This process allows us to expedite our shareholders’ receipt of proxy materials, lower the costs of distribution, and reduce the environmental impact of the Annual Meeting. In accordance with this rule, on or about April 3, 2026, we mailed to those current shareholders who were shareholders at the close of business on March 23, 2026 a notice of the Annual Meeting containing a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”). The E-Proxy Notice contains instructions on how to access on the internet the Proxy Statement for the Annual Meeting and the 2025 Annual Report to Shareholders and how to execute your proxy card or vote online. The E-Proxy Notice also contains instructions on how to request a paper copy of the proxy materials.

Only shareholders of record at the close of business on Monday, March 23, 2026 are entitled to notice of, and to vote at, the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote in accordance with the instructions provided in the E-Proxy Notice. If you receive paper copies of the proxy materials, you may execute and return the enclosed proxy card by mail in the envelope provided or submit your proxy by telephone or via the internet.

Your vote is very important. Regardless of whether you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. You may vote your shares by mail, by telephone, or via the internet in advance of the Annual Meeting, or by attending and voting at the Annual Meeting. For further information on how to vote, see “How to Vote” on page 77 of this Proxy Statement. If you vote via the internet or by telephone, or plan to vote virtually at the Annual Meeting, you do not need to mail in a proxy card.

We appreciate your participation and interest in Valley. By Order of the Board of Directors, Ira Robbins Chairman of the Board and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the

2026 Annual Meeting of Shareholders to be Held on May 18, 2026:

This Proxy Statement for the 2026 Annual Meeting of Shareholders, our 2025 Annual Report to Shareholders, and the proxy card or voting instruction form are available at: proxyvote.com.

Proxy Statement Summary

This summary highlights selected information that is discussed in more detail elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you should read the full Proxy Statement before voting. Unless the context otherwise requires, references in this Proxy Statement to “Valley,” the “Company,” “we,” “our,” or “us” refer to Valley National Bancorp; references to the “Bank” refer to Valley National Bank, the principal subsidiary of the Company; references to the “Board” refer to our Board of Directors; references to the “common stock” refer to our common stock; and references to the “Annual Meeting” refer to our 2026 Annual Meeting of Shareholders and any and all adjournments or postponements thereof.

Meeting Information

You are entitled to attend the Annual Meeting if you were a shareholder of record on the record date or hold a valid proxy.

DATE AND TIME: Monday, May 18, 2026 9:00 a.m. Eastern Time	LOCATION: Virtual Meeting: www.virtualshareholdermeeting.com/VLY2026	RECORD DATE: March 23, 2026

Meeting Agenda and Board Recommendations

Voting Matter	Board’s Recommendation	Pages

Item 1: Election of Directors	FOR each director nominee	pages 7—17
Item 2: Advisory Vote on Named Executive Officer Compensation	FOR	pages 41—73
Item 3: Ratification of Selection of Independent Accounting Firm	FOR	pages 74—75

How to Vote

Your vote is very important. You may vote your shares by mail, by telephone, or via the internet in advance of the Annual Meeting, or by attending and voting at the Annual Meeting. Please refer to the section “How to Vote” on page 77 of this Proxy Statement for detailed voting instructions. If you vote via the internet or by telephone, or plan to vote virtually at the Annual Meeting, you do not need to mail in a proxy card.

If you received a paper copy of the proxy materials, send your completed and signed proxy card or voting instruction form using the enclosed postage-paid envelope.

If you received a paper copy of the proxy materials, dial toll-free (1-800-690-6903) or the telephone number on your voting instruction form. You will need the 16-digit control number printed on your notice, proxy card or voting instruction form.

To vote via the internet before the Annual Meeting, visit www.proxyvote.com and follow the on-screen instructions. To vote at the Annual Meeting, visit www.virtualshareholder
meeting.com/VLY2026. You will need the 16-digit control number printed on your notice, proxy card, or voting instruction form.

To vote via the internet before the Annual Meeting, you can also use your phone to scan the QR code above. You will need the 16-digit control number printed on your notice, proxy card, or voting instruction form.

A Notice of Internet Availability of Proxy Materials was sent to our shareholders on or about April 3, 2026.

1	2026 Proxy Statement

PROXY STATEMENT SUMMARY

Proxy Statement Highlights

ITEM 1: Election of Directors

Director Nominee Snapshot

The table below provides summary information about the 11 nominees for election as directors at the Annual Meeting. Each director nominee is standing for election to hold office until our next annual shareholder meeting and until his or her successor is duly elected and qualified. Consistent with the Board’s retirement age policy, Eric P. Edelstein will not be standing for reelection at the Annual Meeting. For additional information regarding our director nominees, see “Director Biographies” beginning on page 12 of this Proxy Statement.

			Committee Membership
Name and Principal Occupation	Independence	Director Since	AC	CC	NC	RC

Ira Robbins Chief Executive Officer of Valley National Bancorp and Valley National Bank, Chairman of the Board	NON-INDEPENDENT	2018

Eyal Efrat First Executive Vice President & Chief Information Officer, Head of Technology Division of Bank Leumi Le-Israel B.M.	INDEPENDENT	2025

Peter V. Maio Former Chief Information Officer of Ally Financial, Inc.	INDEPENDENT	2020

Kathleen C. Perrott* Former Chief Audit Executive of Accenture PLC	INDEPENDENT	2023

Nitzan Sandor Senior Executive Vice President and Chief Legal Counsel of Bank Leumi Le-Israel B.M.	INDEPENDENT	2024

Suresh L. Sani* President & General Counsel of First Pioneer Properties, Inc.	INDEPENDENT	2007

Lisa J. Schultz Former Co-head of Capital Markets of Keefe, Bruyette & Woods	INDEPENDENT	2019

Jennifer W. Steans Chief Executive Officer of Financial Investments Corporation	INDEPENDENT	2018

Carlos J. Vazquez Former Executive Vice President & Chief Financial Officer of Popular, Inc.	INDEPENDENT	2026

Jeffrey S. Wilks President and Chief Executive Officer of Spiegel Associates	INDEPENDENT	2012

Dr. Sidney S. Williams, Jr. Chief Executive Officer of Crossing Capital Group Inc.	INDEPENDENT	2020

Chair of Committee

Committee member

AC	Audit Committee

CC	Compensation & Human Capital Management Committee (the “Compensation Committee”)

NC	Nominating, Governance and Corporate Sustainability Committee (the “Nominating Committee”)

RC	Risk Committee

*

As of the date hereof, Eric P. Edelstein serves as Chair of the Audit Committee and as our Independent Lead Director. Consistent with the Board’s retirement age policy, Mr. Edelstein will not be standing for reelection at the Annual Meeting. At the conclusion of his service, Ms. Perrott is expected to serve as Audit Committee Chair and Mr. Sani is expected to serve as the Independent Lead Director.

2	2026 Proxy Statement

PROXY STATEMENT SUMMARY

Corporate Governance Highlights

The following illustrate the characteristics of our director nominees as of the Annual Meeting.

10 OF OUR 11 DIRECTOR NOMINEES are independent; the Chief Executive Officer (“CEO”) is the only member of management who is nominated.	7 OF OUR 11 DIRECTOR NOMINEES self-identify as female or ethnically diverse.

5 YEARS OR LESS	AVERAGE AGE of our director nominees, reflecting our commitment to board refreshment and focus on mix of experience levels.

5 OF OUR 11 DIRECTOR NOMINEES have a tenure of 5 years or less, demonstrating our commitment to board refreshment.

Governance Best Practices

•	Appointment of Independent Lead Director if the role of the Chairman is combined with that of the CEO

•	Independent Lead Director is an active and empowered role with additional duties and responsibilities approved by the Board in early 2025

•	Nominating Committee reviews the performance and position of the Independent Lead Director and makes recommendation to the independent directors who annually elect the Independent Lead Director

•	Annual review by the Board of its leadership structure as part of its self-assessment process

•	Annual Board evaluation and director retirement policy to help ensure Board refreshment

•	Robust annual Board self-evaluation process

•	Self-evaluation process typically conducted by the Chair of the Nominating Committee, involving both anonymous questionnaires and one-on-one conversations with directors

•	Reflecting its continued focus on board effectiveness and refreshment, the Nominating Committee:

•	Engaged an outside advisor to conduct the self-evaluation process in 2024

•	Adopted a more robust self-evaluation questionnaire for use in 2025

•	Active and empowered Committee chairs, all of whom are independent; 100% independent directors on the Audit Committee, Compensation Committee, Nominating Committee, and Risk Committee
•	The Board and its Committees work with management to diligently monitor and manage risk

•	Executive sessions of non-management directors and of independent directors are held, in each case, at least twice per year

•	Regular outreach and engagement throughout the year by our CEO, Chief Financial Officer (“CFO”), and Director of Corporate Finance, as well as invitations to shareholders for engagement with the Chair of our Nominating Committee, the Chair of our Compensation Committee, the Chair of our Risk Committee, our CFO, and our General Counsel regarding Company strategy, business resilience, performance, corporate governance, enterprise-level risk management, and executive compensation matters

•	Majority voting for directors with resignation policy in uncontested elections

•	Shareholders holding at least 25% of our outstanding common stock who have continuously held the shares for at least one year may request a special meeting

•	No supermajority vote provisions for amendments to By-Laws and Certificate of Incorporation or removing a director from office

•	No shareholder rights plan (commonly referred to as a “poison pill”)

•	Stock ownership guidelines for directors and executive officers; required to hold at least 50% of their required ownership until six months following termination of service with the Company

3	2026 Proxy Statement

PROXY STATEMENT SUMMARY

•	Clawback policy permitting cancellation of unvested awards and recoupment of vested equity awards and previously paid cash awards in the event of an executive officer’s intentional fraud or intentional misconduct

•	Clawback policy in the event of a financial restatement in compliance with Nasdaq requirements
•	Policies to prohibit hedging and pledging of Company securities by directors and executive officers

•	Proxy access for shareholders holding 3% or more of our outstanding common stock for at least three years

For a description of our corporate governance practices, see “Corporate Governance” beginning on page 18 of this Proxy Statement.

ITEM 2: Advisory Vote on our Named Executive Officer Compensation (“Say-on-Pay”)

You are being asked to approve on an advisory, non-binding basis the compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement. For additional information regarding our executive compensation program and our NEO compensation, see “Compensation Discussion and Analysis” beginning on page 43 of this Proxy Statement.

The Board recommends that you vote “FOR” the proposal to approve, on an advisory, non-binding basis, the compensation of our NEOs as disclosed in this Proxy Statement.

2025 Financial Performance

•	Net income for the year ended December 31, 2025 was $598.0 million, or $1.01 per diluted common share, as compared with $380.3 million, or $0.69 per diluted common share, for 2024.

•	Total deposits increased $2.1 billion, or 4.0%, to $52.2 billion at December 31, 2025 as compared with December 31, 2024.

•	Total loans increased $1.3 billion, or 2.7%, to $50.1 billion at December 31, 2025 as compared with December 31, 2024.

•	Net interest income on a tax equivalent basis of $1.8 billion for 2025 increased 7.6% from 2024.

•	Our net interest margin on a tax equivalent basis improved 20 basis points to 3.05% for 2025 as compared with 2.85% for 2024.

•	Net loan charge-offs totaled $116.9 million for 2025 as compared with $201.6 million for 2024. Our total net loan charge-offs to total average loans was 0.24% and 0.40% for the years ended December 31, 2025 and 2024, respectively. Non-accrual loans represented 0.87% of total loans at December 31, 2025, as compared with 0.74% of total loans at December 31, 2024.

The graphs below summarize certain of the Company’s key financial metrics* for the 2023-2025 three-year period: ($ in millions)

0.82%
0.61%
0.96%
$499
$380
$598
2023
2024
2025
Net Income
Return on Average Assets

2.96%
2.85%
3.05%
$1,671
$1,634
$1,769
2023
2024
2025
Net Interest Income (FTE)
Net Interest Margin (FTE)

*

Net interest income and net interest margin are presented on a fully tax equivalent basis using a 21% federal tax rate. Valley believes that this presentation provides comparability of net interest income and net interest margin arising from both taxable and tax-exempt sources and is consistent with industry practice and SEC rules. On an unadjusted basis, net interest income was $1,665, $1,629, and $1,763, and net interest margin was 2.95%, 2.84%, and 3.04%, respectively, for the years ended December 31, 2023, 2024, and 2025.

4	2026 Proxy Statement

PROXY STATEMENT SUMMARY

Our Compensation Program and 2025 Compensation Determinations

Compensation Philosophy

We believe that the Company’s executive compensation should be structured to balance the expectations of our shareholders, our other stakeholders, and our executives. We have adopted a compensation philosophy that seeks to achieve this balance by taking into consideration the following factors:

•	Pay is substantially aligned with performance: We assess our performance and strive to hold our NEOs and, in particular, our CEO, accountable.

•	We utilize a balanced compensation structure: We employ a mixture of short-term and long-term financial rewards for our executives.
•	We benchmark our compensation package against our peer group: We inform our compensation decisions by measuring our practices against bank holding companies that are similar in size and complexity to the Company.

Compensation Elements

Our NEOs’ total direct compensation consists of three main elements:

•	Base salary. Base salary is a customary, fixed element of compensation intended to attract and retain executives. Base salary is the only component of the NEOs’ total direct compensation that is not at-risk.

•	Annual non-equity incentive awards. Awards under our non-equity incentive compensation program are set at target levels that reflect our NEOs’ roles and responsibilities, ranging from 80% to 140% of base salary. Potential payout opportunities under the non-equity incentive compensation program are designed to reward achievement of financial results, as well as the achievement of shared and individual strategic and operational goals.
•	Long-term equity incentive awards. 40% of the value of each NEO’s equity incentive award is granted in the form of time-based restricted stock units (“RSUs”) that vest ratably on an annual basis over a three-year period. The remaining 60% is granted in the form of performance-based RSUs that vest based on the Company’s adjusted Growth in Tangible Book Value (“GITBV”) and relative Total Shareholder Return (“TSR”) performance over a three-year performance period. The number of performance-based RSUs earned at the end of the three-year performance period is determined based on our actual adjusted GITBV and relative TSR results compared against target-level GITBV and TSR. The number of shares that can be earned for both GITBV and TSR performance-based RSU awards may range from 0% to 200% of the target, depending on performance.

2025 Compensation Overview

•	Based on the critical importance of the Company’s strategic and operational objectives for long-term value creation, 60% of our non-equity incentive compensation program is based on the successful completion of such objectives, with the remaining 40% tied to financial objectives.
•	Since January 1, 2025, the Company has undergone significant leadership changes, both internal promotions and key external hires, in furtherance of its strategic priorities for 2025. The compensation decisions made by our Compensation Committee in connection with these leadership changes shaped much of our compensation program for the year.

5	2026 Proxy Statement

PROXY STATEMENT SUMMARY

•	We met the financial objective under our non-equity incentive program at 105%, resulting in our NEOs receiving non-equity incentive awards equal to 112.6% of target on average. Based on our financial performance as well as achievement of Company and individual strategic and operational performance objectives, our NEOs earned non-equity incentive awards ranging from 108.5% to 113.8% of target.

•	A significant portion of our NEOs’ compensation is tied to our adjusted GITBV and relative TSR performance—two metrics under our equity incentive plan that directly align with our shareholders’ interests. Our tangible book value performance during the 2023-2025 performance period for our GITBV performance-based RSU awards did not meet threshold. This resulted in zero payout for these awards. Our cumulative TSR was 11.70% for the three-year performance period ended December 31, 2025, and our percentile rank against the constituent banks comprising the KBW Regional Bank Index (the “KRX Index”) was 41.30%. Accordingly, for the 2023 TSR performance-based RSU awards, our performance achievement resulted in an 83% payout.

2025 Say-on-Pay Results

The Compensation Committee and the Board value the input of our shareholders regarding our NEO compensation. At our 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”), 97.2% of the shares voted on our “say-on-pay” proposal voted in favor of the Company’s executive compensation program.

ITEM 3: Ratification of the Selection of our Independent Registered Public Accounting Firm

You are being asked to ratify the Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm for 2026. For additional information regarding the Audit Committee’s selection of, and the fees paid to, KPMG LLP, see “Report of the Audit Committee” on page 75 and “Item 3: Ratification of the Selection of Independent Registered Public Accounting Firm” beginning on page 74 of this Proxy Statement.

6	2026 Proxy Statement

ITEM 1:
Election of Directors

The Board is recommending 11 nominees for election as directors at the Annual Meeting. All nominees currently serve as directors on the Board. All of our director nominees were elected by you at our 2025 Annual Meeting, with the exception of Mr. Vazquez who was appointed to the Board on January 27, 2026. Mr. Vazquez was recommended by a current member of the Board to an outside consultant retained to assist in Valley’s search for director candidates and was added to a list of potential candidates provided by the consultant to the Nominating Committee and Board for consideration. If any nominee is unable to stand for election for any reason, the shares represented at the Annual Meeting may be voted for another candidate proposed by the Board, or the Board may choose to reduce its size. The Board has no reason to believe any director nominee is not available or will not serve if elected.

Each director is nominated to serve until our 2027 Annual Meeting of Shareholders (the “2027 Annual Meeting”) and until a successor is duly elected and qualified.

Process for Selecting and Nominating Directors

Director Selection and Nomination Process

Under its charter, the Nominating Committee is charged with the review and selection of candidates for nomination to the Board. Following the review and selection process, the Nominating Committee then recommends the candidates to the Board, which approves nominees to be voted upon by our shareholders.

The Nominating Committee reviews the Board’s composition as part of the Board self-evaluation process which is undertaken annually to evaluate the performance and needs of the Board. The ultimate goal of this review is to determine whether directors’ skills, experience, background, and capabilities align with our long-term corporate strategy and shareholder values and to assist in the identification and vetting of nominees who would make valuable contributions to the Board.

When assessing potential director candidates and the current and future composition of the Board, the Nominating Committee seeks to identify candidates with a range of backgrounds possessing the desired skills, experience, and capabilities for a well-rounded Board. The Nominating Committee considers how each candidate’s attributes and/or prior board and committee service will contribute to the Board’s composition and how the candidate will complement the Company’s business strategy. Once an initial assessment is completed, the Nominating Committee identifies those candidates who they deem to be best suited for the role. Those candidates then interview with our CEO and Chairman of the Board, the Chair of the Nominating Committee, our Independent Lead Director, as well as other members of the Board, as appropriate. Thereafter, the Nominating Committee, taking into account the feedback of those involved in the assessment process, finalizes its recommendation of nominees to the Board for its approval.

1. Evaluation of Board Composition	2. Identification of Potential Candidates	3. Assessment of Potential Candidates	4. Recommendation of Potential Directors for Approval

•

The Nominating Committee and the Board evaluate Board composition annually to assess alignment of skills, experience, background, and capabilities of the Board as a whole with the Company’s needs as its business and strategy evolve.

• Potential candidates are identified using various sources, including third-party search firms, as appropriate.

•

Candidates are evaluated and assessed looking at qualifications, independence, background, and experience, and other relevant information.

•

Our CEO and Chairman of the Board, the Chair of the Nominating Committee, the Independent Lead Director and other members of the Board interview qualified candidates, as appropriate.

• The Nominating Committee recommends potential directors to the Board for approval. • Shareholders vote on nominees at our annual meeting of shareholders.

7	2026 Proxy Statement

ITEM 1: ELECTION OF DIRECTORS

Board Refreshment and Succession Planning

In the last several years, the Nominating Committee has paid particular attention to Board refreshment. The Nominating Committee believes that its actions have demonstrated a continuing commitment to independence and oversight.

The Board believes that a wide array of skills, knowledge, expertise, background, experience, and perspectives will enhance the Board’s ability to best serve the interests of Valley and its shareholders. To this end, while the Board does not have a specific diversity policy and does not focus on any one of the above factors more than the others, the Board is committed to enhancing the overall diversity of the Board. The range of our directors’ tenure encompasses directors who have institutional knowledge of the Company and the competitive environment, complemented by newer directors with varied backgrounds and skills. The robustness of our refreshment strategy combines experience and continuity with new perspectives. It is of critical importance to the Company that the Board engage in a robust annual self-evaluation process and recruit directors who help achieve the goal of a well-rounded Board with a wide range perspectives that functions respectfully and effectively as a unit. As a general matter, the Board is guided by the following principles in its refreshment efforts:

•	The Board’s self-evaluation process facilitates director succession planning as it helps identify opportunities to enhance Board composition and individual performance.

•	In connection with the self-evaluation and director nomination processes, the Board will also consider upcoming retirements under its director retirement policy, the average tenure and overall mix of individual director tenures on the Board, the overall mix of skills, knowledge, expertise, background, experience, capabilities, and perspectives of directors, the changing needs of the Company as the banking industry and its business and strategy evolve, feedback from our shareholders, and each individual director’s performance and contributions to the work of the Board and its Committees, along with the factors outlined below under “Director Qualifications and Experience” and any other factors the Board deems appropriate at the time.

•	Our Board maintains a retirement age of 76 for directors with the understanding that directors may not necessarily serve until their retirement age and with some discretion on the part of the Board to waive the retirement policy. Our retirement age policy is intended to provide for an orderly transition of leadership on the Board and its Committees to facilitate our Board’s recruitment of new directors with appropriate skills, knowledge, expertise, background, experience, capabilities, and perspectives.

•	The Nominating Committee reviews the Board and Committee self-evaluation process annually to determine whether it is designed effectively and assure that appropriate feedback is being sought and reviewed. The Nominating Committee will periodically consider whether to engage an outside advisor to assist the Board in conducting its self-evaluation process.

8	2026 Proxy Statement

ITEM 1: ELECTION OF DIRECTORS

Board Evaluation Process

The Board believes that an effective director evaluation process enables it to gain insights into the effectiveness of the Board, its Committees, and its individual members, with the goal of continually enhancing Board performance. In this regard, the Board recognizes that a critical component of an effective self-evaluation is the ability to obtain fulsome and candid feedback from the directors and take appropriate action in response. The following key components of our Board self-evaluation program are designed to achieve these objectives.

Board and Committee Self-Evaluation Forms:

Board and Committee self-evaluation forms are reviewed annually and approved by the Nominating Committee. Directors are then asked to complete the forms for their feedback and observations on an anonymous basis to encourage candid feedback.

One-on-One Director Discussions:

Meetings held by our Chair of the Nominating Committee (including a third-party facilitator, if applicable) with each director to obtain feedback about the director’s individual performance and contribution and the performance of the Board and its Committees.

Board and Committee Executive Sessions:

Each Committee Chair leads a discussion of committee performance and effectiveness in executive session. The Chair of the Nominating Committee leads a discussion of the results of the Board evaluation in executive session. The self-evaluation process is expected to result in constructive discussion to identify opportunities for improvement.

Communication and Implementation of Feedback:

Following the executive sessions, the Nominating Committee considers the contributions and effectiveness of individual directors (with the support of a third-party facilitator, if applicable) and requests appropriate follow-up actions to be taken by the Independent Lead Director, the Chairman of the Board, or the Chair of the Nominating Committee, as applicable.

From time to time, the Board engages an independent consultant to assist in facilitating the Board evaluation process. During their engagement in 2024, the consultant conducted an evaluation of the Board and interviewed our CEO and Chairman of the Board and each other Board member to understand Company and Board dynamics and to seek input on various topics, including skills that may be relevant now and in the coming years.

In keeping with the Board’s ongoing commitment to its refreshment efforts, the Nominating Committee has recently taken the following actions:

•	Approved (i) a more robust self-evaluation questionnaire for use in 2025, adding a number of new questions and topics designed to elicit more detailed and practical feedback regarding the Board’s effectiveness in discharging its responsibilities, to assess individual performance and to identify opportunities for overall improvement; and (ii) talking points for use during the one-on-one discussions held with each director, designed to facilitate more productive discussions and elicit candid feedback regarding Board and individual performance; and

•	Appointed a new director with skills and experience that complement those of sitting Board members, as identified in the self-evaluations.

9	2026 Proxy Statement

ITEM 1: ELECTION OF DIRECTORS

Director Qualifications and Experience

As addressed above, as part of the annual self-evaluation and director nomination process, the Board and the Nominating Committee consider a number of factors relevant to Board composition and effectiveness.

As part of this process, the Nominating Committee is also required to take into account specific qualifications established for members of the Board, as set forth in our Corporate Governance Guidelines, including the qualifications generally outlined below. The Board may waive one or more of these requirements under certain circumstances (the U.S. citizenship requirement was waived for Ms. Sandor and Mr. Efrat). These qualifications include:

•	A director is eligible for reelection if the director has not attained age 76 before the time of the annual meeting of the shareholders of the Company. However, if a director has attained age 76 before the time of the annual meeting, the Board in its discretion may extend this age limit for not more than one year at a time for any director, if the Board determines that the director’s service for an additional year will sufficiently benefit the Company;

•	Each Board member must demonstrate that he or she is able to contribute effectively regardless of age;

•	Each Board member must be a U.S. citizen and comply with all qualifications set forth in 12 USC §72;

•	A majority of the Board members must maintain their principal residences in the states in which the Bank has branch offices or within 100 miles from the Bank’s principal office;

•	Board members must satisfy applicable stock ownership guidelines, as described below under “Compensation of Directors – Director Stock Ownership Guidelines;”

•	Unless there are mitigating circumstances (such as medical or family emergencies), any Board member who attends less than 85% of the Board and assigned committee meetings for two consecutive years will not be nominated for reelection;
•	Each Board member must prepare for meetings by reading information provided prior to the meeting. Each Board member should participate in meetings, for example, by asking questions and by inquiring about policies, procedures, or practices of Valley;

•	Each Board member is expected to be above reproach in his or her personal and professional lives and his or her financial dealings with Valley, the Bank, and the community;

•	If a Board member (i) has his or her integrity challenged by a governmental agency (indictment or conviction), (ii) files for personal or business bankruptcy, (iii) materially violates the Code of Conduct and Ethics, or (iv) has a loan made to or guaranteed by the director classified as doubtful, the Board member shall resign upon the request of the Board. If a loan made to a director or guaranteed by a director is classified as substandard and not repaid within six months, the Board may ask the director to resign;

•	No Board member may serve on the board of directors of any other bank or financial institution or on the board of directors of more than two other public companies while a member of the Board without the approval of the Board; and

•	Board members should understand basic financial principles and represent a variety of areas of expertise and diversity in personal and professional backgrounds and experiences.

In addition to the above qualifications, the following criteria are also considered by the Nominating Committee when evaluating director candidates in accordance with our policy regarding the nomination of director candidates:

•	Appropriate mix of educational background, professional background, and business experience to make a significant contribution to the overall composition of the Board;

•	Whether the candidate would be considered a financial expert or financially literate as described in SEC and Nasdaq rules;

•	Whether the candidate would be considered independent under Nasdaq rules;
•	Demonstrated character and reputation, both personal and professional, consistent with that required for a bank director;

•	Willingness to apply sound and independent business judgment;

•	Ability to work productively with the other members of the Board; and

•	Availability for the substantial duties and responsibilities of a Valley director.

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ITEM 1: ELECTION OF DIRECTORS

Skills Matrix. In assessing the qualifications of our director nominees, the Nominating Committee considers a matrix that represents certain of the skills, experience, or attributes that the Nominating Committee has identified as valuable to the effective oversight of the Company and execution of its business and strategy, as well as the age and tenure of the directors. The following matrix sets forth such skills, experience, or attributes and identifies those director nominees that possess them. This matrix provides a summary only. It does not encompass all of the skills, experience, or attributes of our director nominees and does not suggest that a nominee who is not listed as having a particular skill, experience, or attribute does not possess that particular skill, experience, or attribute or is unable to contribute to the decision-making process in that area.

DEMOGRAPHICS

Age	51	50	65	63	46	61	64	62	67	66	57

Tenure Years	8	1	6	2	1	18	7	8	0	14	5

SKILLS

Audit – Accounting experience at an accounting firm or at a public or private company	●			●			●	●	●	●	●

Capital Markets – Experience in capital markets with investment banking or funds management company	●	●			●		●		●	●	●

Core Industry – Experience in the banking industry	●	●	●		●		●	●	●	●	●

Innovation, Technology & Cyber – Experience in IT, cyber security or digital technology		●	●	●					●

Market Knowledge – Experience in an industry relevant to Valley’s businesses	●	●			●	●	●	●	●	●	●

Risk – Experience with risk management in investment banking, insurance or bank regulatory matters at a public or private company	●	●	●	●	●		●	●	●	●	●

Senior Executive – Experience as an executive of a public or private company	●	●	●	●	●	●	●	●	●	●	●

Social/Charitable – Executive or board member with social or charitable responsibilities	●		●	●		●		●	●	●	●

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ITEM 1: ELECTION OF DIRECTORS

Director Biographies

The biography of each director nominee is set out below and contains information regarding the individual’s tenure as a director, his or her age, business experience for at least the last five years, any other public company directorships held during the last five years, and the experiences, qualifications, attributes, or skills that caused the Nominating Committee and the Board to determine that the person should be nominated to serve as a director. Unless otherwise indicated below, each director nominee has served in his or her current position for at least five years.

IRA ROBBINS	CHIEF EXECUTIVE OFFICER OF VALLEY NATIONAL BANCORP AND VALLEY NATIONAL BANK, CHAIRMAN OF THE BOARD
AGE: 51 DIRECTOR SINCE: 2018

Mr. Robbins is Chairman of the Board and CEO of the Company and the Bank, allowing him to approach his director role from a unique perspective. He joined Valley in 1996 as part of the Bank’s Management Associate Program and has grown along with the Company. From college student to thought leader, his nearly 30-year career at Valley has seen him through several key positions where his invaluable contributions have helped shape Valley’s growth and success. As CEO, Mr. Robbins has led Valley into the future while keeping true to the Company’s roots as a local bank. In an ever-evolving digital and mobile world, Mr. Robbins and the rest of Valley’s leadership team strive to create a stronger, faster, more efficient and more responsive organization. His vision for success is building a purpose-driven organization which includes embracing innovation, being customer-centric, promoting social responsibility and empowering Valley’s associates.

Mr. Robbins earned his Bachelor of Science degree in Finance and Economics from Susquehanna University, his Master of Business Administration in Finance from Pace University and is a graduate of Stonier Graduate School of Banking. He is a Certified Public Accountant (“CPA”) (inactive) in New Jersey and is a member of both the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

Mr. Robbins serves on the board of directors of the Mid-Size Bank Coalition of America, the New Jersey Bankers Association (“NJBA”), the New York Bankers Association and the Federal Home Loan Bank of New York (“FHLBNY”). He also serves on the board of directors of the Jewish Vocational Service of MetroWest New Jersey and is on the Morris Habitat for Humanity Leadership Council. Mr. Robbins takes great pride in community outreach and is an active supporter of several other philanthropic organizations in his community as well.

EYAL EFRAT	FIRST EXECUTIVE VICE PRESIDENT & CHIEF INFORMATION OFFICER, HEAD OF TECHNOLOGY DIVISION OF BANK LEUMI LE ISRAEL B.M.
AGE: 50 DIRECTOR SINCE: 2025

Mr. Efrat has served as First Executive Vice President & Chief Information Officer, Head of Technology Division for Bank Leumi Le-Israel B.M. (“Bank Leumi” or “BLITA”) since January 2024. Prior to that role, Mr. Efrat served as First Executive Vice President & Head of Strategy, Digital and Data of Bank Leumi from October 2021 until December 2023. Mr. Efrat joined Bank Leumi from Harel Insurance Investments and Financial Services Ltd., the largest insurance and financial group in Israel, operating in insurance, asset management and credit segments (“Harel”), where he served as Executive General Manager – Tech Division Chief Information Officer from 2018 to 2021, Senior Vice President – Long Term Investments and Savings and Chief Digital Officer from 2015 to 2018, and as Vice President – Long Term Investment and Savings from 2008 to 2015. Prior to joining Harel, Mr. Efrat served in various positions of increasing responsibility at Clal Insurance Enterprises Holdings Ltd., an Israel-based insurance and financial services company, from 1999 until 2008. Mr. Efrat currently serves as Chairman of Leumi Capital Markets. He also serves on the advisory board of Scanovate Ltd., an identity management company that provides a digital identity management platform for financial institutions, and Dell EMC EMEA. Mr. Efrat earned a Bachelor of Arts degree in business with a specialization in Information Systems and Finance from Ono Academic College, as well as his Master of Business Administration degree in Business Management and Finance from Baruch College. Mr. Efrat brings over 25 years of experience as a business and tech leader in the Israel financial sector, leading impactful technological and business transformations at major financial institutions.

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ITEM 1: ELECTION OF DIRECTORS

PETER V. MAIO	FORMER CHIEF INFORMATION OFFICER OF ALLY FINANCIAL, INC.
AGE: 65 DIRECTOR SINCE: 2020

Mr. Maio is a former Chief Information Officer at Ally Financial, Inc., with responsibility for Customer Information and Analytics and Corporate Technology. Prior to joining Ally, he held various technology leadership positions in large financial services companies including CIT, Charles Schwab, and Fidelity Investments. Mr. Maio served on the board of advisors of the North Carolina Technology Association from 2015 to 2018. Mr. Maio currently serves as a consultant.

Mr. Maio holds a Bachelor of Science degree in Economics from The Wharton School at the University of Pennsylvania and a Master of Business Administration degree in Information Systems and International Business from The Stern School of Business at New York University. In 2020, Mr. Maio earned the Computer Emergency Response Team (“CERT”) Certificate in Cybersecurity Oversight issued by the CERT Division of the Software Engineering Institute at Carnegie Mellon University. In 2023, Mr. Maio completed the ESG Executive Certificate Senior Leaders Program at The Wharton School Aresty Institute of Executive Education, University of Pennsylvania.

Mr. Maio also volunteers as a member of the board of directors of Greater Pike (Pennsylvania) Community Foundation, a not-for-profit institution supporting regional charitable causes.

With more than 35 years of technology experience in financial services firms, Mr. Maio brings to the Board in-depth experience in formulating and executing information technology strategy as well as experience of technology solution delivery driven from business-based vision.

KATHLEEN C. PERROTT	FORMER CHIEF AUDIT EXECUTIVE OF ACCENTURE PLC
AGE: 63 DIRECTOR SINCE: 2023

Ms. Perrott served as Chief Audit Executive at Accenture PLC (“Accenture”), a global public professional services firm, from September 2014 to August 2020 and retired from the firm in February 2021. Prior to taking on the role of Chief Audit Executive, Ms. Perrott held a number of roles of increasing responsibility at Accenture, including as Global Finance Lead for several different functional service lines from 1992 to 2003, Technology CFO from 2003 to 2009, North America CFO from 2009 to 2012, and Internal Audit Managing Director from 2012 to 2014. Prior to joining Accenture, Ms. Perrott served in various public accounting roles in the external audit practice of Arthur Andersen & Co. from 1985 to 1992. Ms. Perrott earned a Bachelor of Arts degree in Political Science with a concentration in Accounting from Duke University. Ms. Perrott has served on the board of directors of Clearwater Marine Aquarium, a non-profit organization committed to the rescue, rehabilitation and release of injured marine life, since 2021, and assumed the Chair position effective January 1, 2025. She has also served on the Finance Advisory Board for the town of Belleair in Florida since 2022 and on the board of directors of Morton Plant Mease Health Care Foundation since 2023. Ms. Perrott brings to the Board expertise in audit, risk assessment, and risk management with a specific focus on financial, operational, information technology, information security, and cyber risks.

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ITEM 1: ELECTION OF DIRECTORS

NITZAN SANDOR	SENIOR EXECUTIVE VICE PRESIDENT AND CHIEF LEGAL COUNSEL OF BANK LEUMI LE-ISRAEL B.M.
AGE: 46 DIRECTOR SINCE: 2024

Ms. Sandor serves as Senior Executive Vice President, Chief Legal Counsel of Bank Leumi. Prior to taking on this role at Bank Leumi in September 2024, Ms. Sandor served as Executive Vice President, Chief Legal Counsel of Israel Discount Bank (“IDB”) from August 2022 until July 2024. While at IDB, Ms. Sandor also served as a director of its subsidiaries, Israel Discount Bank of New York from October 2022 until July 2024 and Israel Credit Cards Ltd. from September 2023 until May 2024. Prior to joining IDB, Ms. Sandor was a partner at the Israeli law firm FISCHER (FBC & Co.) (“FISCHER”) from January 2013 until June 2022 and served as Co-Head of the firm’s Capital Markets practice in 2022 prior to her departure. Ms. Sandor began her career at FISCHER as an intern in March 2004 and became an associate at the firm in June 2005. Ms. Sandor received her Bachelor of Laws degree from Tel Aviv University in 2004. Ms. Sandor brings to the Board over 20 years of experience in the legal industry, as well as extensive capital markets experience and banking industry knowledge. Ms. Sandor’s service on the boards of directors of other banking organizations provides the Board with a multifaceted governance perspective.

SURESH L. SANI	PRESIDENT AND GENERAL COUNSEL OF FIRST PIONEER PROPERTIES, INC.
AGE: 61 DIRECTOR SINCE: 2007

Mr. Sani serves as president of First Pioneer Properties, Inc. (“First Pioneer”), a commercial real estate management company. Mr. Sani joined First Pioneer in 1989 and is responsible for the acquisition, financing, developing, leasing, and managing of real estate assets. He has over 35 years of experience in managing and owning commercial real estate in Valley’s lending market area. Mr. Sani is also a former Real Estate associate at the law firm of Shea & Gould LLP and serves as General Counsel for First Pioneer. With that responsibility, Mr. Sani has considerable experience in different areas of law including real estate, tax, land use, government regulation, and labor. Mr. Sani received his Bachelor degree from Harvard College and a Juris Doctor degree from the New York University School of Law. He brings a legal background, small business network management and real estate expertise to the Board.

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ITEM 1: ELECTION OF DIRECTORS

LISA J. SCHULTZ	FORMER CO-HEAD OF CAPITAL MARKETS OF KEEFE, BRUYETTE & WOODS

AGE: 64 DIRECTOR SINCE: 2019	Ms. Schultz retired as co-head of Capital Markets at Keefe, Bruyette & Woods, Inc. (“KBW”), as of year-end 2018. She joined KBW, a financial services oriented investment bank, as part of the merger between Stifel Financial Corp. (“Stifel”) and KBW. Ms. Schultz joined Stifel as part of the merger between Stifel and Ryan, Beck & Co., where she was the Director of Equity and Fixed Income Capital Markets. During her tenure, she had primary responsibility for raising billions of dollars of capital for U.S. depository institutions. She started her career at Drexel Burnham Lambert Inc. Ms. Schultz received her Bachelor degree from Simmons College in 1983. With Ms. Schultz’s experience, she brings to the Board expertise in strategic positioning, investor perspective, capital alternatives, and the financial services markets.

JENNIFER W. STEANS	CHIEF EXECUTIVE OFFICER OF FINANCIAL INVESTMENTS CORPORATION

AGE: 62 DIRECTOR SINCE: 2018

Ms. Steans is the CEO of Financial Investments Corporation, a private asset management firm, where she oversees private equity investments and the Steans Family Office operations. She was Chair of USAmeriBancorp, Inc. until its merger with Valley in 2018. Ms. Steans also serves as Chair of Civic Consulting Alliance and on the board of directors of Laramar. Ms. Steans is on the advisory board for 5th Century Partners, Prairie Capital, and Siena Capital Partners. She also serves on the Executive Committee of The Commercial Club of Chicago.

Previously, Ms. Steans served as a director of MB Financial (“MBFI”), a publicly traded regional bank holding company located in Chicago. She also served as a Director of Cole Taylor Bank and Taylor Capital before being acquired by MBFI and as a Director of Arabella Advisors. Ms. Steans is active in the nonprofit community, serving on several boards, including the past Chair of Navy Pier, the past Chair of Ravinia Festival, Trustee of RUSH University Medical Center, and Trustee of DePaul University and World Business Chicago.

She is also involved in many community organizations and ventures in the Greater Chicago Area.

Ms. Steans brings a strong financial background, experience in risk management, knowledge about banking strategy and a diverse background to the Board. She received a Bachelor of Science degree in Mathematics from Davidson College and a Master of Business Administration degree from the Kellogg School of Management at Northwestern University. In 2013, she was named as one of American Banker’s 25 Most Powerful Women in Finance.

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ITEM 1: ELECTION OF DIRECTORS

CARLOS J. VAZQUEZ	FORMER EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER OF POPULAR, INC.

AGE: 67 DIRECTOR SINCE: 2026

Mr. Vazquez served as Executive Vice President & Chief Financial Officer of Popular, Inc., a Nasdaq-listed holding company, which includes Puerto Rico’s largest bank and its U.S.-mainland operation, from 2013 to 2024. Prior to that role, he served in various positions of increasing responsibility at Popular, Inc. from 1997 until 2014, including as President of Popular Bank from 2010 until 2014. Mr. Vazquez served as a board member of Federal Home Loan Bank of New York from 2013 until 2024. He also currently serves on the advisory boards of Operation HOPE and Rensselaer Polytechnic Institute, School of Engineering.

Mr. Vazquez earned a Bachelor of Sciences degree in Civil Engineering from Rensselaer Polytechnic Institute, as well as his Master of Business Administration from Harvard Graduate School of Business. Mr. Vazquez brings to the Board decades of public company executive experience overseeing business operations and corporate functions across multiple jurisdictions, as well as significant board experience.

JEFFREY S. WILKS	PRESIDENT AND CHIEF EXECUTIVE OFFICER OF SPIEGEL ASSOCIATES

AGE: 66 DIRECTOR SINCE: 2012

Mr. Wilks is the CEO of Spiegel Associates Inc., a real estate ownership and development company. He served as a director of State Bancorp, Inc. (“SBI”) from 2001 to 2011 and was appointed to the Board in connection with Valley’s acquisition of SBI in January 2012. From 1992 to 1995, he was an Associate Director of Sandler O’Neill, an investment bank specializing in the banking industry. Prior to that, Mr. Wilks was a Vice President of Corporate Finance at NatWest USA and Vice President of NatWest USA Capital Corp. and NatWest Equity Corp., each an investment affiliate of NatWest USA. He serves on the board of directors of the Museum at Eldridge Street and is a member of the board of directors of City Parks Foundation and The Association for a Better Long Island. Mr. Wilks served as director of the Banking and Finance Committee of the United Jewish Appeal Federation of New York from 1991 to 2001.

He earned his Bachelor of Science in Business Administration degree in Accounting and Finance from Boston University and brings to the Board experience in banking, finance, and investments.

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ITEM 1: ELECTION OF DIRECTORS

DR. SIDNEY S. WILLIAMS, JR.	CHIEF EXECUTIVE OFFICER OF CROSSING CAPITAL GROUP INC.

AGE: 57 DIRECTOR SINCE: 2020

Rev. Dr. Sidney S. Williams, Jr. has more than 30 years of experience in corporate and community development, which enables him to contribute a unique set of experiences and expertise to the Board. While working for first-tier investment banks, he participated in over $10 billion in public equity and debt offerings, acquisitions, mergers, joint ventures and intellectual property licensing. His board expertise includes ESG, DEI, audit and investments.

Dr. Williams is a graduate of the Wharton School of Business at the University of Pennsylvania and completed his undergraduate studies in finance at Howard University. After a brief, but successful, career on Wall Street, Dr. Williams earned a Master of Divinity degree from the Wesley Theological Seminary and subsequently a Doctorate in Ministry degree from Payne Theological Seminary. He has also written dozens of articles and two books.

In addition to serving as the lead pastor of Bethel Church in Morristown, New Jersey (a historic African Methodist Episcopal Church) and serving on several non-profit boards of directors, Dr. Williams is also the founder and CEO of Crossing Capital Group Inc. (“CCG”), a New Jersey benefit corporation that seeks to address the structural inequities in underfinanced communities by providing a proprietary approach toward reimagining physical assets. With deep expertise in the context, culture and customs of these communities, CCG employs the F.I.S.H.ing Differently framework to advise Black, Indigenous, People of Color anchor institutions on how to monetize their mission and to collaborate with place-based investors.

Directors Whose Service on the Board Will Conclude at the Annual Meeting

Consistent with the Board’s retirement age policy, Eric P. Edelstein will not be standing for reelection and will cease serving on the Board effective as of the Annual Meeting.

We sincerely thank Mr. Edelstein for his significant contributions to the Board and our shareholders throughout his term of service on our Board.

The Board recommends a vote “FOR” election of each of the 11 director nominees to serve until the next annual meeting.

17	2026 Proxy Statement

Corporate Governance

We are committed to our corporate governance practices, which we believe help us sustain our success and build long-term value for our shareholders. The Board oversees the Company’s strategic direction and the performance of our business and management. Our governance structure enables independent, experienced, and accomplished directors to provide advice, insight, guidance, and oversight to advance the interests of the Company and our shareholders. Periodically, these governance practices are reviewed by senior management, legal counsel, and the Board.

Engagement

Stakeholder Engagement

Our Board believes engagement with stakeholders enhances transparency and our perspectives, and helps us to prioritize our goals. In this regard, management and the Chairs of our Compensation Committee, Nominating Committee, and Risk Committee proactively engage with our shareholders throughout the year in a variety of forums. Our interactions cover a broad range of business and governance topics, including strategy and execution, Board refreshment, executive compensation practices, risk oversight, sustainability, culture, and human capital. These exchanges with shareholders also provide us with a valuable understanding of our shareholders’ perspectives and meaningful opportunities to share our views with them. Shareholder input is shared with the Board and the Board is provided with the opportunity to discuss and ask questions about shareholder feedback. Management also communicates to shareholders the Board’s willingness to meet with them upon request. We believe our regular engagements with our shareholders have been productive and provide an open exchange of ideas and perspectives for both the Company and its shareholders. A brief description of our shareholder engagement efforts in 2025 is outlined below.

On sustainability matters, we welcome the views of an even broader range of stakeholders who serve as critical partners to the Company in identifying our key sustainability areas of impact. We regularly engage with these stakeholders to ensure that we understand their views and concerns. This engagement is designed to ensure that we are prioritizing issues that are important to both our stakeholders and our long-term business success. For example, our CEO and senior executives engage with national consumer policy groups to discuss issues related to Valley’s products, policies, customer-facing practices, communications, and public policy issues. We also engage periodically with organizations on environmental and social issues and provide philanthropic support to a broad range of nonprofit organizations that work on issues that are important to Valley. Management shares insights and feedback from these relationships and engagements with the Board.

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CORPORATE GOVERNANCE

The Board and senior management are committed to maintaining a strong corporate culture that instills and enhances a sense of purpose, participation, and personal accountability on the part of all of Valley’s associates. Senior management, including our CEO, holds virtual “town halls” with our associates on a regular and frequent basis.

The Board and senior leaders commit significant time to meeting with our regulators. Frequent interaction helps us learn firsthand from regulators about matters of importance to them and their expectations of us. It also gives the Board and management a forum for keeping our regulators well-informed about Valley’s performance and business practices.

Shareholder Rights

Valley’s Certificate of Incorporation and By-Laws provide shareholders with important rights, including:

•	Majority voting for directors with resignation policy in uncontested elections;

•	Shareholders continuously holding at least 25% of outstanding common stock for a period of at least one year may call a special meeting;

•	Proxy access for shareholders holding 3% of outstanding common stock for three years;
•	No supermajority vote provisions for amendments to the Certificate of Incorporation or By-Laws or removing a director from office; and

•	No shareholder rights plan (commonly referred to as a “poison pill”).

Board of Directors Matters

Director Independence

The Board has determined that 11 of our 12 current directors (and 10 out of 11 of our director nominees) and all current members of the Nominating, Compensation, and Audit Committees are “independent” for purposes of the independence standards of Nasdaq, that all of the members of the Audit Committee are also “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that all of the members of the Compensation Committee meet applicable heightened independence standards under Nasdaq and SEC rules. Our independent directors currently are: Eric P. Edelstein, Eyal Efrat, Peter V. Maio, Kathleen C. Perrott, Nitzan Sandor, Suresh L. Sani, Lisa J. Schultz, Jennifer W. Steans, Carlos J. Vazquez, Jeffrey S. Wilks, and Dr. Sidney S. Williams, Jr.

With respect to Mr. Wilks, in determining that he was independent, the Board recognized that his spouse benefits from leasing a branch to the Bank. As set forth in the section “Certain Transactions with Management,” the annual lease payments are made to a limited partnership from which Mr. Wilks’s spouse benefits. The limited partnership is part of a much larger entity from which Mr. Wilks’s spouse also benefits. The lease payments represented approximately 0.42% of the annual gross revenue of the larger organization. The annual lease payments are $190,000. This payment has remained fixed since Valley acquired the branch in a merger in 2011, and the lease terms do not provide for any annual increases. Based upon these factors, the Nominating Committee and the Board reached the judgment that because the lease transaction is de minimis to Mr. Wilks, Mr. Wilks is independent.

With respect to Ms. Sandor and Mr. Efrat, in determining that each of them is independent, the Board recognized that Ms. Sandor and Mr. Efrat are affiliated with BLITA, which owns approximately 13% of Valley’s common stock and has entered into certain agreements with Valley as described below.

In connection with our acquisition of Bank Leumi USA in 2022, Valley and BLITA entered into an Investor Rights Agreement, which provides that, (i) for so long as BLITA holds a number of shares of Valley common stock greater than or equal to 12.5% of the shares of Valley common stock issued and outstanding as of immediately following (and giving effect to) the merger, BLITA has the right to designate two directors to each of the Valley Board and the Bank Board (currently Ms. Sandor and Mr. Efrat) and (ii) for so long as BLITA holds a number of shares of Valley common stock greater than or equal to 5% (and less than 12.5%) of the shares of Valley common stock issued and outstanding as of immediately following (and giving effect to) the merger, BLITA has the right to designate one director to each of the Valley Board and the Bank Board. BLITA designees must meet the director qualification and eligibility criteria of the Nominating Committee applicable generally to members of the Board and Board nominees and be approved by the Nominating Committee. In addition, for so long as at least one BLITA designee is serving on the Valley Board, one BLITA designee will be entitled to serve on the Nominating Committee, the Risk Committee, and the Executive Committee of the Board.

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CORPORATE GOVERNANCE

The Investor Rights Agreement also provides that, from April 1, 2022 until (i) BLITA ceases to own at least 12.5% of Valley’s outstanding common stock and (ii) BLITA terminates its obligation to own Valley common stock under the Investor Rights Agreement, BLITA is entitled to designate one individual to be a non-voting observer on the Board. Subject to certain exceptions, during such period as BLITA is entitled to designate a director to the Board, (i) with respect to certain specified matters, BLITA will vote its shares of Valley common stock in accordance with the recommendation of the Board and (ii) BLITA will be subject to certain standstill restrictions. The Investor Rights Agreement further provides that BLITA will be entitled to certain registration rights and certain preemptive rights with respect to certain issuances of common stock.

Valley and BLITA also entered into a Business Cooperation Agreement whereby the parties agreed to certain understandings regarding business cooperation matters. This agreement is discussed further under the heading “Certain Transactions with Management.”

To assist in making determinations of independence, the Board has concluded that the following relationships are immaterial and that a director whose only relationship with the Company falls within these categories is independent:

•	A loan made by the Bank to a director, his or her immediate family, or an entity affiliated with a director or his or her immediate family, or a loan personally guaranteed by such persons if such loan (i) complies with federal regulations on insider loans, where applicable; and (ii) is not classified by the Bank’s credit risk department or independent loan review department, or by any bank regulatory agency which supervises the Bank;

•	A deposit, trust, insurance brokerage, investment advisory, or similar customer relationship between Valley and a director, his or her immediate family, or an affiliate of his or her immediate family if such relationship is on customary and usual market terms and conditions;

•	The employment by Valley of any immediate family member of the director if the family member serves below the level of Senior Vice President;

•	Annual contributions by Valley to any charity for which a director or any immediate family member serves on the Board if the contributions do not exceed the greater of (i) $60,000 or (ii) 5% of the charity’s annual revenues in the calendar year;
•	Payments for property or services that Valley made to, or received from, a business in which (i) a director and his or her immediate family members, own less than 5% of the equity interests of that business and (ii) neither the director nor any immediate family member serves as an executive officer or partner (other than limited partner) of the business; or

•	Payments for property or services that Valley made to, or received from, a business in which (i) the director, together with his or her immediate family members, own more than 5% of the equity interests of that business or (ii) a director or immediate family member serves as an executive officer or general partner of the business, if the annual aggregate payments to such business in the current or last year do not exceed the greater of $200,000 or 5% of the gross revenues of the business in such year.

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CORPORATE GOVERNANCE

In determining the independence status of each of our independent directors, the Board considered (i) the banking relationships summarized in the table below, (ii) contributions to charitable organizations for which the director or their spouse served as a director, as noted in the table below, and (iii) the information set forth under “Certain Transactions with Management.”

Name	Loans*	Trust Services/Assets Under Management	Relationship with the Bank	Professional Services to Valley

Eric P. Edelstein	Residential Mortgage	None	Checking	None

Eyal Efrat	None	None	None	None

Peter V. Maio	None	None	Checking, Certificate of Deposit, Money Market	None

Kathleen C. Perrott	Home Equity Line of Credit, Installment Loan**	None	Checking, Certificate of Deposit	None

Nitzan Sandor	None	None	None	None

Suresh L. Sani	Commercial Mortgage	None	Checking, Certificate of Deposit, Money Market	None

Lisa J. Schultz	None	None	Checking, Money Market	None

Jennifer W. Steans	None	None	Money Market	None

Carlos J. Vazquez	None	None	None	None

Jeffrey S. Wilks	Commercial Mortgage, Personal Line of Credit	None	Checking	None

Dr. Sidney S. Williams, Jr.***	None	None	Checking, Money Market	None

*	In compliance with Regulation O; not reflected in the table are loans made to affiliated entities of certain of our directors, which the Board considers to be immaterial in determining independence.

**	The installment loan was repaid in full in April 2025.

***	The Board also considered charitable contributions to entities with which the director is affiliated.

Board Leadership Structure and the Board’s Role in Risk Oversight

Independent Oversight Structure & Independent Lead Director

The Board believes that an independent oversight function is the foundation of good corporate governance. Since 2014, when the Board first established the position, it has appointed an independent lead director to ensure that the Board maintains independent leadership. We believe the structure of independent leadership should be examined regularly. To this end, the Board carefully considers on an annual basis the independent leadership structure of the Board and maintains a flexible policy regarding the issue of whether the position of Chairman should be held by an independent director. For 2025, the Board determined to continue to combine the Chairman and CEO positions. Considering the performance of Mr. Robbins since he was appointed CEO, the Board determined that electing him as Chairman was appropriate and that he was best suited to contribute to long-term shareholder value by serving as Chairman.

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In order to provide strong independent Board leadership when the position of Chairman and CEO are held by the same person or the Chairman is not independent, the independent members of the Board will elect an independent director to serve as the independent lead director with the substantial leadership responsibilities, duties, and authority summarized below. Starting in 2022, Eric P. Edelstein has been elected annually as independent lead director of the Board (the “Independent Lead Director”). Consistent with the Board’s retirement age policy, Mr. Edelstein will cease serving on the Board effective as of the Annual Meeting, at which time the Board expects to elect Suresh L. Sani as Independent Lead Director. As provided in the Corporate Governance Guidelines, the Independent Lead Director, among other things:

•	Has the responsibility to identify issues for Board consideration and assist in forming a consensus among directors;

•	Has the authority to call meetings of independent directors and non-management directors (including meetings not in connection with regular Board meetings) and preside at all executive sessions of independent and non-management directors;

•	Establishes the agenda for all meetings and executive sessions of the independent directors and non-management directors, with input from other directors;

•	Assists with establishing meeting agendas for the Board and reviewing the Board meeting materials for distribution to and consideration by the Board;
•	Assists the Board in fulfilling its responsibility for reviewing, approving, and overseeing the Company’s strategic plan by meeting with the CEO to monitor the status of such plan;

•	Has the authority to retain, and serve as primary point of contact for, any outside advisors who report directly to the Board, with the prior approval of the Board;

•	Serves as a liaison between the CEO and the independent and non-management directors and assists the CEO and/or Chair with establishing meeting agendas and meeting schedules and assuring sufficient time for discussion of agenda items; and

•	Leads the independent director assessment of the CEO.

In addition to strong independent leadership of the full Board, each of the Audit Committee, Nominating Committee, and Compensation Committee is composed solely of independent directors. Independent directors, therefore, oversee critical, risk-sensitive matters such as the quality and integrity of our financial statements; the compensation of our executive officers, including the CEO; the nomination of directors; and the evaluation of the Board, its Committees, and its members.

Board’s Role in Risk Oversight

The Board believes that management of risk is important to the long-term success of the Company’s operations and business strategies. The Board has ultimate responsibility for overseeing the Company’s risk management and devotes significant attention to the oversight of risks inherent in our business. As part of its responsibility to ensure that the Company’s enterprise risk management program is implemented and operating effectively, the Board has approved an Enterprise Risk Management Policy and Program (“ERM Program”). The ERM Program establishes governance and risk management requirements intended to align with the Company’s strategic plan and that the Board has determined are appropriate for the Company’s capital, business activities, size, and risk appetite. The Board also, on an annual basis, approves the Risk Appetite Statement, which defines the level of exposure the Company is willing to assume in executing our strategic objectives.

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The Board oversees, among other things, management’s performance relative to the ERM Program and adherence to the Risk Appetite Statement and other risk-related metrics of the Company. While management, through the Executive Risk Committee, is responsible for defining the various risks facing our Company, risk management policies and procedures, and managing risk exposures on a day-to day-basis, the Board’s responsibility is to oversee the Company’s risk management process by informing itself about material risks affecting the Company, evaluating whether management has reasonable risk management and control processes in place to address those material risks, holding senior management accountable for maintaining an effective ERM Program, providing credible challenge to management, and providing an effective reporting system to the Board. The Board performs this risk oversight function primarily through the following Committees:

Board of Directors

Risk Committee

Responsible for:

- Confirming the Company has appropriate policies and procedures for risk governance, risk management practices, and the risk control infrastructure;
- Assessing and recommending to the Board risk tolerances and limits across the Company's seven risk categories: strategic, credit, market (including interest rate and price), liquidity, compliance, operational (including fraud, information security and cybersecurity risk), and reputational risks;
- Reviewing stress test effects on the capital plan and communicating such review to the Board;
- Discussing and effectively challenging management regarding the Company's risk appetite, tolerance, and alignment with the Company's strategy;
- Overseeing the asset liability management function of the Company;
- Overseeing management's monitoring of the overall risk profile and compliance;
- Reviewing management's responses to regulatory policies and exams;
- Overseeing the performance of the Chief Risk Officer and related risk verticals; and
- Reinforcing the independence of the risk management function.

Cyber and Technology Subcommittee

Responsible for the risk oversight of the Company's cybersecurity and technology risk profile, prevalent cybersecurity risks, our enterprise information security program, and key enterprise information security initiatives.

Audit Committee

Responsible for the risk oversight of:

- Financial statement risk exposures including level and adequacy of the allowance for loan and lease losses, litigation risk, investment portfolio, capital adequacy, and other significant risks that may arise;
- The performance, qualifications, and independence of the independent registered public accounting firm;
- The performance of the internal audit function and the adequacy of internal controls; and
- Compliance with legal, regulatory, and corporate policy requirements.

Compensation Committee

Responsible for the risk oversight of:

- The compensation philosophy, plans, policies, and programs for non-employee directors and executive officers;
- The Company's incentive compensation plans, policies, and practices for all associates; and
- Human capital strategy and initiatives.

Nominating Committee

Responsible for the risk oversight of:

- The Company's governance structure and other corporate governance matters;
- Stock Ownership Guidelines, anti-hedging, and anti-pledging policies applicable to executives and directors (together with the Compensation Committee); and
- Environmental, Social, and Governance strategies and opportunities.

The Audit Committee, Compensation Committee, Nominating Committee, and Risk Committee each have full access to management as well as the ability to engage advisors. Our Chief Risk Officer also provides regular reports to the Risk Committee. Each Committee reports to the full Board and works with all members of the Board to fulfill its risk oversight objectives. When appropriate, senior members of management are invited to attend Board meetings and are available to address questions or concerns raised by the Board on risk management and other matters.

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Executive Sessions of Independent and Non-Management Directors

Valley’s Corporate Governance Guidelines require the Board to hold separate executive sessions for both independent and non-management directors. The Board holds an executive session at least twice a year with only independent directors and, when there are non-management directors who are not independent, holds an executive session with non-management directors at least twice per year. In each instance, the Independent Lead Director is the presiding director for the session.

Shareholders’ and Interested Parties’ Communications with Directors

The Board has established the following procedures for shareholder or interested party communications with the Board or with the Independent Lead Director:

•	Shareholders or interested parties wishing to communicate with the Board, the non-management or independent directors, or with the Independent Lead Director should send any communication to Valley National Bancorp, Corporate Secretary, at 70 Speedwell Avenue, Morristown, New Jersey 07960. Any such communication should state the number of shares owned by the shareholder.

•	The Corporate Secretary will forward such communication to the Board or, as appropriate, to the particular Committee Chair or to the Independent Lead Director, unless the communication is a personal or similar grievance, a shareholder proposal or related communication, an abusive or inappropriate communication, or a communication not related to the duties or responsibilities of the Board, in which case the Corporate Secretary has the authority to determine the appropriate disposition of the communication. All such communications will be kept confidential to the extent possible.

Nomination of Directors

Nominations of directors for election may be made at an annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors by the Board, or, as described in more detail below, by a shareholder of the Company who meets the eligibility and notice requirements set forth in our By-Laws.

Shareholder Nominations Not for Inclusion in our Proxy Statement. Under our By-Laws, to be eligible to submit a director nomination not for inclusion in our proxy materials but instead to be presented directly at the Annual Meeting, the shareholder must be a shareholder of record on both (i) the date the shareholder submits the notice of the director nomination to the Company and (ii) the record date for the Annual Meeting. The notice must be in proper written form and be timely received by the Company. To be in proper written form, the notice must meet all the requirements specified in Article I, Section 3 of our By-Laws, including specified information regarding the shareholder making the nomination and the proposed nominee. To be timely for our 2027 Annual Meeting, the notice must be received by our Corporate Secretary at our Morristown, New Jersey office, located at 70 Speedwell Avenue, Morristown, New Jersey 07960, no later than January 18, 2027 nor earlier than December 19, 2026. If the 2027 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of this year’s Annual Meeting date, notice will be timely if it is received by the Corporate Secretary no later than the close of business on the 10th day following the date on which public announcement of the date of the 2027 Annual Meeting is first made by the Company.

Further, to comply with the universal proxy rules of the SEC, in addition to satisfying the foregoing advance notice requirements under our By-Laws, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act postmarked or transmitted electronically no later than March 19, 2027. If the 2027 Annual Meeting is called for a date more than 30 days before or after the anniversary of this year’s Annual Meeting date, then the deadline to postmark or electronically submit such notice will be the later of 60 calendar days before the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company (or if such day is a Saturday, Sunday or holiday, the next succeeding business day).

Shareholder Nominations for Inclusion in our Proxy Statement. Our By-Laws provide that if certain requirements are met, an eligible shareholder or group of eligible shareholders may include their director nominees in the Company’s Annual Meeting proxy materials. This is commonly referred to as proxy access. The proxy access provisions of our By-Laws provide, among other things, that a shareholder or group of up to 20 shareholders seeking to include director nominees in our proxy materials must own 3% or more of our outstanding common stock continuously for at least three years. The number of proxy access nominees appearing in any annual meeting proxy statement cannot exceed the greater of two or 20% of the number of directors then serving on the Board. If 20% is not a whole number, the maximum number of proxy access nominees would be the closest whole number below 20%. A nominee who is included in our proxy materials but withdraws or becomes ineligible or unavailable for election at the

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Annual Meeting or does not receive at least 25% of the votes cast for his or her election, will not be eligible for nomination by a shareholder for the next two Annual Meetings. The nominating shareholder or group of shareholders also must deliver the information required by our By-Laws, and each nominee must meet the qualifications required by our By-Laws.

Requests to include director nominees in our proxy materials for our 2027 Annual Meeting must be received by our Corporate Secretary at our Morristown, New Jersey office, located at 70 Speedwell Avenue, Morristown, New Jersey 07960, no earlier than November 4, 2026 and no later than December 4, 2026. If the 2027 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of this year’s Annual Meeting date, notice will be timely if it is received by the Corporate Secretary no later than the close of business on the 10th day following the date on which public announcement of the date of the 2027 Annual Meeting is first made by the Company.

Shareholder Recommendations for Director Candidates. The Nominating Committee has adopted a policy regarding director candidates recommended by shareholders. The Nominating Committee will consider nominations recommended by shareholders. In order for a shareholder to recommend a nomination, the shareholder must provide the recommendation along with the additional information and supporting materials to our Corporate Secretary no earlier than 180 days and no later than 150 days prior to the anniversary of the date of the preceding year’s mailing of the Proxy Statement for the Annual Meeting. The shareholder wishing to propose a candidate for consideration by the Nominating Committee must own at least 1% of Valley’s outstanding common stock. In addition, the Nominating Committee has the right to require any additional background or other information from any director candidate or the recommending shareholder as it may deem appropriate. For Valley’s 2027 Annual Meeting, we must receive this notice on or after October 5, 2026, and on or before November 4, 2026. The Nominating Committee will evaluate shareholder-recommended director candidates using the same criteria and standards as described above.

Board Meetings and Attendance

The Board held 12 meetings in 2025. Each director attended at least 75% of the meetings of the Board and of each Committee on which he or she served during 2025 (or, as applicable, the portion of 2025 during which he or she served).

Annual Meeting Attendance

It is our policy that all directors attend the Annual Meeting absent a compelling reason, such as family or medical emergencies. 100% of our directors attended the 2025 Annual Meeting of Shareholders and were available to answer questions.

Committees of the Board of Directors

The Board conducts its business through meetings of the Board and the following committees: the Audit Committee, the Nominating Committee, and the Compensation Committee. In addition to these Committees, the Company also maintains the following Committees to oversee areas of Valley’s operations – a Risk Committee, a Cyber and Technology Risk Subcommittee, and an Executive Committee.

Committee Composition and Meetings

The table below presents membership information for each of our Audit, Nominating, Compensation, and Risk Committees, as of December 31, 2025 and the number of meetings held by each Committee during 2025. The narrative following the table explains changes in Committee composition during 2025 and early 2026.

These committees each operate pursuant to a separate written charter adopted by the Board, and each Committee reviews its charter at least annually. The charters of the Audit Committee, Nominating Committee, and Compensation Committee, which describe the responsibilities of each such Committee, can be viewed at our website at www.valley.com/charters.

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Director	Audit Committee	Nominating Committee	Compensation Committee	Risk Committee

Eric P. Edelstein

Eyal Efrat

Peter V. Maio

Kathleen C. Perrott

Nitzan Sandor

Suresh L. Sani

Lisa J. Schultz

Jennifer W. Steans

Jeffrey S. Wilks

Dr. Sidney S. Williams, Jr.
2025 Number of Meetings	5	5	5	7

Chair of Committee

Committee member

Our former director Avner Mendelson served on the Risk Committee until his resignation from the Board effective January 24, 2025.

Our former directors, Andrew Abramson, Peter Baum, and Marc Lenner, ceased serving as members of their respective Committees effective as of the 2025 Annual Meeting held on May 20, 2025. Mr. Abramson served on the Audit and Compensation Committees, and Mr. Baum and Mr. Lenner each served on the Nominating and Compensation Committees.

Effective May 20, 2025, the following additional changes were made in Committee composition: Mr. Maio and Dr. Williams stepped off the Audit Committee; Mr. Maio was appointed to the Compensation Committee; Dr. Williams was appointed to the Compensation and Nominating Committees; and Mr. Sani was appointed to the Audit Committee.

On January 27, 2026, following his appointment to the Board, Mr. Vazquez was appointed to the Audit and Compensation Committees.

Pursuant to the Board’s retirement age policy, Mr. Edelstein will cease service on the Board and Audit and Compensation Committees effective as of the 2026 Annual Meeting. At that time, Ms. Perrott is expected to become the Chair of the Audit Committee.

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Audit Committee

The Board has determined that each member of the Audit Committee is financially literate and that more than one member of the Audit Committee has the financial sophistication required by Nasdaq. The Board has also determined that each of Mr. Edelstein, Ms. Perrott, Ms. Steans and Mr. Vazquez meets the SEC criteria of an “Audit Committee Financial Expert.” The Committee charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by our independent registered public accounting firm. Other responsibilities of the Audit Committee pursuant to the charter include:

•	Reviewing the scope and results of the audit with Valley’s independent registered public accounting firm;

•	Reviewing with management and Valley’s independent registered public accounting firm Valley’s interim and year-end operating results including SEC periodic reports and press releases;

•	Considering the appropriateness of the internal accounting and auditing procedures of Valley;
•	Considering the independence of Valley’s independent registered public accounting firm;

•	Overseeing the internal audit function;

•	Reviewing the significant findings and recommended action plans prepared by the internal audit function, together with management’s response and follow-up; and

•	Reporting to the full Board on significant matters coming to the attention of the Audit Committee.

Nominating Committee

The Nominating Committee reviews the qualifications of and recommends to the Board candidates for election as directors of Valley, considers the composition of the Board, and recommends committee assignments. The Nominating Committee also reviews and, as appropriate, approves all related party transactions in accordance with our related party transactions policy. The Nominating Committee is responsible for approving and recommending to the Board our Corporate Governance Guidelines which include:

•	Director qualifications and standards;

•	Director responsibilities;

•	Director orientation and continuing education;

•	Limitations on Board members serving on other boards;
•	Director access to management and records;

•	Criteria for the annual self-assessment of the Board, and its effectiveness; and

•	Responsibilities of the Independent Lead Director.

The Nominating Committee reviews recommendations from shareholders regarding corporate governance and director candidates and also oversees our ESG Council and sustainability programs.

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Compensation
Committee
The Compensation Committee determines CEO compensation, recommends to the Board compensation levels for directors, and sets compensation for NEOs and other executive officers. It also administers the 2023 Incentive Compensation Plan (the “2023 ICP”) and makes awards pursuant to that plan. Other responsibilities of the Compensation Committee pursuant to the charter include:

•
Reviewing the Compensation Discussion and Analysis (“CD&A”) with management and, based on such review, determine whether or not to recommend to the Board that the CD&A be included in the proxy statement and produce the related Compensation Committee Report;

•	Reviewing and approving broad-based employee benefits plans;

•	Overseeing and reviewing the evaluation of the risks arising from the Company’s incentive compensation plans, policies and practices for its employees;
•	Overseeing stock ownership levels and anti-hedging and anti-pledging policies applicable to directors and executive officers;

•	Establishing and overseeing any clawback policies; and

•	Retaining the outside compensation consultant and assess the independence of any such consultant.

In February 2026, in undertaking its responsibilities, the Compensation Committee received from the CEO recommendations (except those that relate to his own compensation) for salary, cash bonus, and equity awards for the NEOs and other executive officers. After considering the possible payments and discussing the recommendations with the CEO, and reviewing data provided by its compensation consultant, in February 2026, the Compensation Committee approved the compensation of executive officers, other than the CEO. The Compensation Committee met in executive session with its compensation consultant and legal advisors without the CEO to decide on all elements of the CEO’s compensation, including salary, cash bonus, and equity awards. For additional information regarding the responsibilities of the Compensation Committee, see “Compensation Discussion and Analysis” beginning on page 43 of this Proxy Statement.
Compensation Consultants
In 2024, the Compensation Committee engaged Fredric W. Cook & Co., Inc. (“FW Cook”) as its compensation consultant for 2025. FW Cook was engaged to review compensation and performance data of a peer group of comparable financial organizations that had been selected by the Compensation Committee upon the recommendation of FW Cook and in relation to this data, provide an overview and comments on Valley’s executive compensation as well as director compensation. Also, FW Cook was requested to provide information relating to market trends in executive compensation matters. FW Cook has reviewed and provided comments on the compensation disclosures contained in this Proxy Statement.
Compensation and Risk Management
Our Chief Risk Officer evaluated all incentive-based compensation for employees of the Company and reported to the Compensation Committee that none of our incentive-based awards individually, or taken together, was reasonably likely to have a material adverse effect on Valley. None of the compensation or incentives for Valley employees were considered as encouraging undue or unwarranted risk. The Compensation Committee accepted the Chief Risk Officer’s report.
Equity Grant Procedures
The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information, and the Company does not time the release of material nonpublic information based upon grant dates of equity. Annual equity grants under our long-term incentive program are made at the Compensation Committee’s regularly scheduled meeting held each year in February and off-cycle
grants are made at the regularly scheduled meetings in the third and fourth quarters. The Company does not have a current practice of granting options or option-like awards and did not grant any such awards during 2025.
Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee as of the date hereof are Eric P. Edelstein, Peter V. Maio, Suresh L. Sani, Jennifer W. Steans, Carlos J. Vazquez and Sidney S. Williams, Jr. None of the members of the Compensation Committee or their affiliates, and none of the Company’s executive officers, have engaged in transactions or relationships required to be reported under the compensation committee interlock rules promulgated by the SEC.

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Risk Committee
The Risk Committee is responsible for:

•
Assisting our Board with oversight of the Company’s enterprise-wide risk management framework, including policies and practices established by management to identify, assess, measure, and manage key risks facing the Company across all of the Company’s seven risk categories: strategic, compliance, operational, reputation, credit, market, and liquidity risk;

•
Discussing with and effectively challenging management regarding the enterprise’s risk appetite and tolerance, and alignment with the Company’s strategy, and at least annually recommending to the full Board the statement of risk appetite and tolerance to be communicated throughout the Company;

•	Reviewing and approving annually the credit review plans and policies, and any significant changes to such plans, as appropriate;

•
Senior management reports to the Risk Committee regarding the Company’s liquidity risk profile and liquidity risk tolerance. Furthermore, the Risk Committee reviews the results of periodic stress testing of capital;

•	Overseeing the performance of the Chief Risk Officer and the related risk functions; and

•	Overseeing the Company’s cybersecurity risk profile, top cybersecurity risks, enterprise cybersecurity program, customer privacy, and key enterprise cybersecurity initiatives.

The Risk Committee includes Peter V. Maio and Eyal Efrat, who have significant information security expertise. The Risk Committee, through the Cyber and Technology subcommittee, oversees the assessment of cybersecurity risks associated with our vendors and our own system, including conducting phishing training exercises.
Governance Documents
Code of Conduct and Ethics and Corporate Governance Guidelines
Valley maintains a Code of Conduct and Ethics (the “Code of Conduct”) that sets forth the ethical principles and standards to which all Valley directors, officers, and employees should adhere in both their corporate and personal conduct. The Code of Conduct informs employees of their responsibilities regarding, among other things, conflicts of interest, the prohibition on trading on inside information, how to protect the confidentiality of both Valley and customer information, Valley’s policy on gifts and entertainment from customers and vendors, and how to promote a work environment in which all employees and customers are treated with respect and decency.
Employees are trained annually on the Code of Conduct and are required to speak up about misconduct and report suspected or known violations of the Code of Conduct, or any law or regulation applicable to Valley’s business. We also maintain procedures regarding the review and treatment of employee-initiated complaints, including the proper escalation of suspected or known violations of the Code of Conduct, other Valley policy, or the law. The Code of Conduct prohibits retaliation or discrimination against anyone who in good faith raises an issue or concern.
Any known or suspected violations of the Code of Conduct can be reported to an employee’s manager, the People Resources Department, the Chief Ethics Officer, or the Audit Committee. Employees can also submit complaints anonymously through the Company’s ethics hotline and website, which are hosted by a third party and are available 24 hours a day, 7 days a week.
Suspected violations of the Code of Conduct, other Valley policy or the law are investigated by Valley and may result in an employee being cleared of the suspected violation or receiving appropriate disciplinary action, including termination of employment, depending upon the facts and circumstances. The Chief Ethics Officer reports quarterly to the Audit Committee on ethics complaints from all sources.
The Code of Conduct meets applicable requirements under Nasdaq rules and also meets the definition of “code of ethics” under the rules of the U.S. Securities and Exchange Commission (the “SEC”). The Code of Conduct is available and can be viewed on our website at www.valley.com/charters.* The Code of Conduct is also available in print to any shareholder who requests it. We will disclose any substantive amendments to, or waiver of, provisions of the Code of Conduct made with respect to the CEO, CFO, Chief Accounting Officer, or any other executive officer or director on our website.
We have also adopted Corporate Governance Guidelines, which are intended to provide guidelines for the governance by the Board and its Committees. The Corporate Governance Guidelines are also available on our website at www.valley.com/charters.

*	We refer to our website in various places throughout this Proxy Statement. Information on our website is not part of or otherwise incorporated by reference into this Proxy Statement.

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Third Party Code of Conduct and Ethics
Suppliers, vendors, consultants, contractors, and other third parties working on behalf of Valley (collectively, “third parties”) are expected to have high standards of business conduct, integrity, and adherence to the law. The Company’s Third Party Code of Conduct and Ethics (the “Third Party Code of Conduct”) applies to our third parties and communicates our expectations on a range of issues, including our third parties’ responsibility to comply with laws and regulations as well as Valley’s obligations to its customers. The Third Party Code of Conduct is available under the Investor Relations section of our website at www.valley.com/charters.
Our Securities Trading Policy
Insider Trading Policy
Our insider trading policy, the Valley National Bancorp Securities Trading Policy (the “Securities Trading Policy”), governs the purchase, sale, and other dispositions of our securities by directors, officers, and employees. The restrictions of the Securities Trading Policy also apply to certain family members of our directors, officers, and employees, as well as entities they may control. We believe the Securities Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards. In addition, it is the policy of the Company to comply with applicable U.S. securities laws, including laws, rules and regulations related to trading in our securities. The full text of the Securities Trading Policy is filed as Exhibit 19 to our Annual Report on Form
10-K
for the fiscal year ended December 31, 2025.
Hedging Policy
The Securities Trading Policy also prohibits all hedging of the Company’s securities for directors, executives and certain officers. Under the policy, these covered individuals may not engage in:

•
Short sales of the Company’s securities (sales of securities that are not then owned), including a “sale against the box” (a short sale of securities already owned resulting in a neutral position with respect to gains and losses in the securities);

•
Transactions in publicly traded options in the Company’s securities, such as puts, calls, and other derivative securities, on an exchange or in any other organized market. Directors and officers also may not engage in such transactions privately; or

•
Hedging transactions or similar arrangements that are designed to hedge or offset any decrease in the market value of Company securities, such as equity swaps, collars, exchange funds, and forward sale contracts. These hedging transactions allow an owner of securities to continue to own hedged securities but without the full risks and rewards of ownership, which causes misalignment between the interests of the owners and the interests of the Company and its shareholders.

Pledging Policy
Under the Securities Trading Policy, directors and executive officers are prohibited from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan. If executive officers have Company stock pledged when they join the Company or become executive officers, or if directors have Company stock pledged when they join the Board, they are required to report this to the General Counsel of the Company and are required to unwind the pledging as promptly as possible but in any event within three years. The Nominating Committee upon request may exempt some or all of the pledged shares from this requirement in its discretion if the shares of Company securities were pledged before the director or executive officer held that position. The prohibition on pledging securities applies to directors and executive officers, as well as certain of their family members and entities they may control.
In January 2020, at the request of Ms. Steans, the Nominating Committee allowed her to continue pledging the Company securities she owned which were pledged at the time she became a director. The Nominating Committee considered the fact that she and her spouse owned certain shares which were pledged while she was the Chair of USAmeriBancorp, Inc., which merged with Valley in 2018. Pursuant to the terms of the merger, these shares were converted to Company securities. Any shares of Company securities acquired after Ms. Steans became a director of Valley may not be pledged.
Except for Ms. Steans, no executive officers or directors have any shares of pledged Company securities covered by the Company’s pledging policy.

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Political Contribution Policy
Valley, like all national banks, is prohibited by law from making contributions to candidates in federal, state, and local elections. We apply the policy to our holding company and our subsidiaries. Valley does not contribute corporate funds to independent expenditure committees.
Valley belongs to national trade associations, state banking associations, and local chambers of commerce that represent the interests of both the financial services industry and the broader business community. These organizations work to represent the industry and advocate on major public policy issues of importance to Valley and the communities we serve.
Certain Transactions with Management
Our related party transactions are governed by our written related party transactions policy. Under our policy, a related party transaction is a transaction in which Valley or any of its subsidiaries is a participant, the aggregate amount involved in the transaction exceeds or is expected to exceed $100,000 annually, and any executive officer, director, director nominee, 5% or greater shareholder (including BLITA), or any immediate family member of the foregoing (collectively, “insiders”) has a material interest. To identify potential related party transactions, our directors and executive officers are required to notify the Company of any potential related party transaction and are required to complete a D&O questionnaire annually which requests information regarding all potential related party transactions known to them.
The Nominating Committee reviews the facts and circumstances of all proposed related party transactions that require approval under the policy and will either approve or disapprove entry into the transaction. If a related party transaction is of an ongoing nature, the Nominating Committee will review it annually to confirm that it remains in compliance with the policy. In determining whether to approve a related party transaction, the Nominating Committee will take into account, among other factors, whether the transaction is in the best interest of Valley, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the insider’s interest in the transaction. No director shall participate in any discussion or approval of a related party transaction in which he or she has an interest. The Audit Committee oversees compliance with the related party transactions policy and is made aware of all approvals under the policy.
We expect our insiders to use the services of the Bank. Loans to insiders by the Bank are governed by Regulation O and are not subject to the approval requirements of the related party transactions policy. Regulation O requires, among other items, that such loans be approved by the board of directors of the Bank and be made on the same or substantially similar terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable loans to third parties. Under the policy, loan, deposit, trust, asset management, wealth management, insurance brokerage, investment advisory or other services or transactions offered by Valley are deemed preapproved under the related party transactions policy as long as the transaction or services are on substantially similar terms to those prevailing at the time for other customers of similar character.
The Bank has made loans to its directors and executive officers and their associates and, assuming continued compliance with generally applicable credit standards, it expects to continue to make such loans. All of these loans: (i) were made in the ordinary course of business, (ii) were made on the same terms, including interest rates and collateral, as those available to other persons not related to Valley, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features
.

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The following transactions and payments were approved under our related party transactions policy.

•
In 2011, Valley acquired State Bancorp, Inc. (“State Bancorp”). In connection with the acquisition, it was agreed between the parties to the merger that Mr. Wilks was to be elected to the Board. At the time of acquisition, State Bancorp leased a branch located in Westbury, New York for which Valley assumed the lease effective January 1, 2012. The lease provides for fixed rental payments of approximately $190,000 per year. The lease may be terminated at any time by the landlord upon not less than 130 days’ written notice. The lease payments are made to a limited partnership from which Mr. Wilks’s spouse benefits. The limited partnership is part of a much larger entity from which Mr. Wilks’s spouse also benefits. Valley’s lease payments in 2025 represented approximately 0.42% of the annual gross revenue of the entity.

•
In connection with Valley’s acquisition of Bank Leumi USA, Valley and BLITA entered into a Business Cooperation Agreement, dated as of April 1, 2022 (the “Cooperation Agreement”), pursuant to which Valley agreed to offer BLITA the opportunity to participate in committed commercial loans made by Valley and its subsidiaries. Valley and BLITA have ongoing participation relationships pursuant to the Cooperation Agreement, and it is expected that new participations will continue to be entered into, subject to approval in accordance with the related party transactions policy. From January 1, 2025 to March 1, 2026, BLITA purchased 40 participation interests in 25 loan commitments, with BLITA’s purchased interests totaling $493.0 million, or 34% of the total loan commitment amounts, for the period. BLITA also engages in other ordinary course banking relationships with Valley, including that BLITA may from time to time open deposit accounts with Valley and Valley maintains a Nostro account at BLITA to facilitate foreign currency exchange transactions in Israel for Valley customers.

32	2026 Proxy Statement

Sustainability Practices

Helping communities grow and prosper is at the heart of Valley’s corporate citizenship philosophy. At Valley, we are committed to the highest standards of corporate governance and making a positive, lasting impact on the communities we serve and in the world in which we live. We recognize the critical role we play as relationship bankers and the unique opportunity we have to create a socially responsible and sustainable future. Our sustainability initiatives are important to us, and we have taken steps to build a vibrant and sustainable future for our stakeholders: our customers, investors, associates, and community partners.

Our approach to sustainability and corporate responsibility remains balanced, thoughtful, and considerate as we promote economic growth and vibrancy in the communities we serve. We are committed to giving people and businesses the power to succeed across our geographic footprint. We work with our stakeholders to identify and understand the challenges that are presented to them from climate-related events. We promote lending that will enable our clients, potential clients, and stakeholders to address climate-related challenges, rising insurance costs, and regulatory compliance.

In May 2025, we shared our 2024 Sustainability Report. This report, available on our website, highlights our eﬀorts to ensure compliance with regulatory requirements and best practices in corporate governance, fostering long-term shareholder value and trust in the organization.

Governance and Oversight

Our ESG Council (the “Council”), formed in early 2020, was created to strengthen and provide guidance for the implementation of our sustainability initiatives. The Council is responsible for advising on sustainability-related strategies, guidelines and policies across the Company. The Council is comprised of members from multiple departments.

The Board has delegated ongoing oversight of our ESG matters to the Nominating Committee. The Nominating Committee receives updates on ESG activities on an annual basis, with the last update provided in October 2025. Additionally, the Board receives periodic reports on the Company’s progress on Corporate Social Responsibility (“CSR”) and Community Reinvestment Act (“CRA”) activities.

Climate and Environmental Sustainability

Property Management and Workplace Solutions

We are mindful of the direct environmental impact of our branch and office operations and seek to reduce negative impacts where possible. We integrate sustainable practices across our portfolio, from building design and construction to daily operation and footprint optimization planning. Our project strategies include an environmentally conscientious materials selection, indoor air quality, energy management, and water efficiency. Recent and ongoing projects include:

•

Implementing a state-of-the-art cloud software platform (Envizi) to track, manage and report sustainability and ESG data, such as energy use, carbon emissions, water consumption and environmental performance.

•

Replacing aging HVAC units with newer, higher efficiency units that utilize lower impact refrigerant, less electricity, and are more energy efficient.

•

Participating in various utility rebate programs to implement energy efficiency programs, including lighting retrofits and HVAC upgrades, with potential rebates up to 80% of the installed cost.

•

Restructuring janitorial, trash removal, and recycling contracts to enhance sustainable practices and measure progress more effectively.

•

Investing in video conferencing technologies and virtual collaboration tools to reduce work-related travel costs, time, and environmental impact.

•

Using automated building management systems to improve energy efficiency by centrally controlling building systems based on real-time conditions.

•

Exploring solar panel installation as part of a solar prototype to determine environmental and cost benefits.

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SUSTAINABILITY PRACTICES

•	Implementing lighting occupancy sensors in our new construction projects and refreshes.

•	Installed EV chargers at Morristown headquarters and one additional office location for use by Valley’s associates.

Credit and Lending

We manage a robust commercial and consumer lending portfolio, and we strive to understand the challenges our clients and communities face as they navigate climate-related risks and set their own goals towards a lighter carbon footprint. By improving the identification of the associated underlying data and leveraging our credit underwriting technology platform, we deploy our lending activities to support these efforts.

We have proactively implemented lending assistance and support for our existing clients negatively impacted by recent climate-related events, including hurricanes and wildfires. Since 2021, our indirect automobile and floor plan financing programs have provided discounted financing for hybrid and electric consumer vehicles. In 2025, Valley funded auto loans for approximately 2,736 electric and/or hybrid vehicles, up from 1,563 units financed in 2024 and 1,015 in 2023. We also provide commercial loans supporting renewable energy businesses and projects on a selective basis.

Our lending programs are built on a strong credit culture. We continuously review our credit practices to assess the impacts of climate change and related events. We take steps designed to ensure that changes in our credit policies to manage climate-related risks do not adversely affect vulnerable communities or specific industries. All climate mitigation lending approvals and loan structures adhere to our existing Credit Policy and Risk Acceptance Criteria to maintain a moderate credit risk profile.

The social and economic impact of climate-related events is a significant and pressing global issue, and we are committed to understanding how it may influence the overt and tangential risks we identify and proactively manage. Notable portions of our primary markets are located near coastal waters, and we are mindful of the potential negative impact to our operations and client base from possible future climate-related events. As such, our commercial underwriting platform assesses the potential for climate-related risks, and we remain informed about new opportunities and developments. This involved leveraging our professional contacts and constituents, including non-profits, business entities, and government sources.

Climate-Related Financial Risk

We recognize that climate-related financial risks may influence Valley’s operations, customers, and long-term business strategy. Our approach incorporates these considerations into our broader risk-management framework, including capital planning, credit risk oversight, and operational-risk assessments.

Valley conducts annual capital stress testing using supervisory economic scenarios issued by U.S. federal banking regulators. Because severe weather events – such as hurricanes, floods, earthquakes, and wildfires – occur independently of macroeconomic conditions, we, from time to time, supplement these reviews with scenario analyses that evaluate the potential impacts of extreme weather events on our operations. These assessments support strategic planning by helping us understand a range of plausible outcomes and management responses.

Scenario analysis is an emerging tool for evaluating the resilience of financial institutions to climate-related risks. We continue to refine our internal processes and data capabilities to support the identification and assessment of risks that may be relevant to our business. We continue to enhance our understanding of climate-related risks and their potential implications for funding and capital management practices.

Valley manages credit risk pursuant to our Credit Policy, which includes underwriting standards and guidelines for evaluating environmental considerations. This framework helps us assess potential environmental risks associated with lending activities, including circumstances in which environmental conditions may affect the value of collateral or the financial condition of borrowers.

To mitigate these risks, certain industries that may be more susceptible to environmental exposure or regulatory change are subject to enhanced due-diligence requirements. Monitoring exposure to such industries helps us better understand potential credit implications and supports prudent capital-planning practices. As the economy transitions over time toward lower-carbon activities, maintaining awareness of industry-specific risks remains an important element of our risk-management approach.

Valley periodically reviews segments of our loan portfolio that may be more sensitive to environmental or regulatory changes. These reviews help inform credit-risk management practices and support the Bank’s broader assessment of potential risks to capital. Loss-estimate assumptions and portfolio-level evaluations are conducted using methodologies reviewed and approved through the Bank’s internal risk-governance structure.

34	2026 Proxy Statement

SUSTAINABILITY PRACTICES

Associate Engagement and Culture Management

Our associates are our greatest asset. The unique perspectives and experiences of our associates drive our organizational success. We know that our strong and inclusive culture fosters authenticity, collaboration, and innovation, which ultimately enables us to better serve our customers and strengthen the communities where we live and work.

In 2025, we continued to deepen our commitment to inclusion and belonging, building on our foundation by intentionally focusing on connection, engagement, and impact. Our work continues to be guided by a simple but powerful principle: we all belong at Valley. Our Business Resource Groups (BRGs) continued to evolve as a vital driver of professional development, cultural awareness, and community connection. Open to all associates, our BRGs embody the strength and spirit of Valley by creating spaces where a wide range of perspectives and experiences are welcomed, valued, and leveraged to support both business outcomes and community impact. Throughout the year, our BRGs delivered meaningful programming that strengthened our capacity to introduce new ideas, ask thoughtful questions, and innovate how we engage with one another and the communities we serve. For example, our Access to Capital: Financial Empowerment Roundtable Series continued to expand the business acumen for our associates, with sessions tailored to enhance their personal and professional development.

We also provide our associates with a robust suite of learning opportunities, including weekly micro-lessons, live learning sessions, and interactive discussions which support cultural competency, allyship, and inclusive leadership development across the organization. By investing in our associates, amplifying diverse voices, and strengthening community connections, we strive to nurture a vibrant and rewarding culture, one where every individual feels respected, supported, and empowered to succeed.

Social Responsibility

Community Reinvestment Act Activities

The CRA requires banks to meet the credit needs of the communities they serve, including low-and moderate-income (“LMI”) neighborhoods. In 2025 Valley received an “Outstanding” CRA rating on its Performance Evaluation, which assessed the bank’s performance from 2022-2024. Valley has received three consecutive “Outstanding” CRA ratings, the highest rating for a bank. This achievement underscores our commitment to meeting the credit needs of our communities through strategic planning, a comprehensive range of products and services, and a deep understanding of local demographics and economic conditions.

Community Development

Community development is central to our mission of promoting a culture of service and empowerment.

Valley’s continued and steadfast commitment to community investment resulted in over $3.6 billion in such investments in 2025, including $2.6 billion in community development lending and investments.

In 2025, Valley originated $1.8 billion in community development loans, supporting the development and rehabilitation of affordable housing, loans to nonprofits and community service organizations, and loans to revitalize and stabilize communities, supporting sustainable local development and economic growth.

Our existing community investment portfolio exceeded $800 million dollars in 2025, supporting LMI individuals, neighborhoods, and small businesses. Targeted investments included New Markets Tax Credit investments in New York City and Los Angeles that support early childhood education, charter school redevelopment, workforce training hubs, and next generation career pathways in technology, digital media, and culinary arts.

Our associates are central to this work. Across Valley, teams contributed their time, leadership, and expertise through volunteerism and board service with CRA qualified nonprofit organizations. More than half of our Retail Market Managers currently serve on a CRA board or committee, and our associates bank-wide continued to be engaged in active volunteerism and volunteered over 13,500 hours throughout our communities last year. This includes participation on nonprofit boards and/or committees to further support and engage with our nonprofit and community partners.

Valley’s 2025 community engagement activities also included:

•	Small Business Lending: In 2025, over $300 million in small business loans were made to businesses supporting local economic development, including small businesses in LMI communities or with revenues of $1 million or below.

•	Reaching the Unbanked and Underbanked: Through our Bank On certified Journey Checking program and in partnership with local nonprofits, during 2025, as of year-end 2025, had over 5,200 active Journey Checking accounts.

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SUSTAINABILITY PRACTICES

•	Regional Community Advisory Boards (“RCAB”): In collaboration with our RCAB, which brings together community partners from across our retail footprint, we gained valuable perspectives to help us serve our communities better.

•	Federal Home Loan Bank of New York (“FHLBNY”) Programs: Valley actively participates in various FHLBNY programs, supporting affordable housing, small businesses, and nonprofits. Our participation in these programs resulted in over $9 million in Affordable Housing Program subsidies that support the creation and rehabilitation of more than 500 affordable housing units in New Jersey and New York alone. Additionally, Valley continues to leverage the down payment assistance and Small Business Recovery Grant programs which provide support for homeownership and small businesses and nonprofits.

Philanthropy. Valley is committed to responding to community needs, building strong relationships, and championing initiatives that cultivate local leadership and impact. In 2025, Valley provided over $6.8 million in philanthropic giving through grants and donations to community partners, focusing our commitment on affordable housing, community services, and economic development across our footprint. As part of Valley’s charitable contributions, we supported many housing and food-related organizations to address food and housing insecurity, especially during a period of heightened demand and uncertainty. Valley also maintained its strong commitment by supporting numerous education-related organizations throughout the Bank’s service area. Valley’s Workplace Giving Donation Match Program enables associates to support charities of their choosing, with Valley matching each donation dollar for dollar to amplify the organization’s impact. Valley promotes awareness and recognizes causes and organizations through campaigns, corporate communications, and volunteer initiatives.

36	2026 Proxy Statement

Compensation of Directors

The compensation of our directors is designed to attract, retain, and motivate highly qualified candidates for director and be broadly comparable with our peers. Only non-employee directors are paid for their service on the Board. Directors who are employees of the Company receive no additional compensation for serving on the Board. The Compensation Committee recommends to the Board the form and amount of compensation for non-employee directors. Director compensation, including compensation for Committee service, is reviewed at least annually by the Compensation Committee, typically at its regularly scheduled December meeting, which makes such recommendations to the Board with respect thereto as it deems appropriate. As part of such review each year, with the assistance of the Compensation Committee and its compensation consultant, the Board takes various factors into consideration, including, but not limited to, the responsibilities of directors generally, as well as Committee chairs, and market data for our peer group. Currently, we compensate our non-employee directors with a combination of cash and equity to help align our directors’ interests with those of our shareholders.

Director Fees Earned or Paid in Cash

In 2025, our non-employee directors received an annual cash retainer of $90,000, paid in four quarterly installments.

The Chair of each of the Audit Committee, Compensation Committee, Nominating Committee, and Risk Committee received an annual retainer of $20,000. The Independent Lead Director received an annual retainer of $50,000. These additional retainers are to recognize the extensive time that is devoted to serve as Committee Chair or Independent Lead Director and to attend to Committee matters, including meetings with management, auditors, outside advisors and consultants, and helping to prepare and review Committee meeting agendas.

The Board also has Committees in addition to the Audit Committee, Compensation Committee, Nominating Committee, and Risk Committee, which generally deal with oversight of various operating matters. The Committee Chairs for these additional committees also received an annual retainer of $20,000, with the exception of the Executive Committee Chair who received no additional retainer.

Director Equity Awards

Each year, as part of their annual retainer, each non-employee director who was elected or continues to serve as a member of the Board at the annual meeting of shareholders receives an award under the 2023 ICP of RSUs equal in value to $85,000. Effective for 2025, new non-employee directors appointed during the year receive a prorated annual RSU award for the portion of the year remaining prior to the next annual meeting of shareholders. These equity grants to our non-employee directors are intended to strengthen the alignment between shareholder interests and those of our directors. The RSUs are granted on the date of the annual meeting of shareholders (or for newly appointed directors, on their date of appointment), with the number of RSUs determined using the closing market price of the common stock as reported by Nasdaq on the business day prior to grant. The RSUs granted annually vest on the earlier of the next annual meeting of shareholders or the first anniversary of the grant date, with acceleration upon a CIC, death or disability, and retirement (age 65 with five years of service), but not resignation from the Board. Prorated RSU awards for new directors vest on the first anniversary of the date of grant, subject to similar acceleration provisions.

Our 2023 ICP provides for our non-employee directors to be eligible recipients of equity awards with an overall annual limit of $500,000 on the total value of equity awards plus annual cash fees.

Director Stock Ownership Guidelines

As set forth in the Company’s Corporate Governance Guidelines, effective January 2025, each non-employee director is required to own shares of our common stock having a value equal to four times the director’s annual cash retainer. This represents an increase from the previous ownership requirement of three times the annual cash retainer. In connection with this increase, the Board also extended the period to attain compliance. Non-employee directors now have a five-year period to attain compliance with the ownership requirement unless the Board approves an extension in appropriate circumstances. Until the ownership requirement has been met, a director may not sell any common stock received as part of the annual retainer. In addition, directors must hold at least 50% of their required ownership until six months following their termination from service with the Company. For purposes of calculating the required ownership amount, a non-employee director’s stock ownership includes all shares of common stock considered beneficially owned under Exchange Act Rule 13d-3.

37	2026 Proxy Statement

COMPENSATION OF DIRECTORS

As a separate requirement, bank regulations require that each Board member own in such director’s own name (or jointly with the director’s spouse) shares of common stock worth $1,000, none of which may be pledged or hypothecated.

Directors Retirement Plan

We maintain a retirement plan for non-employee directors which was frozen to new participants and for additional benefit accruals in 2013. The plan provides 10 years of annual benefits to participating directors with five or more years of service. The benefits commence after a director has retired from the Board and reached age 65. The annual benefit is equal to the director’s years of service through December 31, 2013, multiplied by 5%, multiplied by the final annual retainer paid to directors as of December 31, 2013 ($40,000). In the event of the death of the director prior to receipt of all benefits, the payments continue to the director’s beneficiary or estate. As a result of amendments to the plan adopted in 2013, participants no longer accrue further benefits and directors first elected after 2013 do not participate.

2025 Director Compensation

The total 2025 compensation of our non-employee directors who served on the Board at any time during 2025 is shown in the table below. Each of these compensation components is described in detail below.

Name	Fees Earned or Paid in Cash(2)	Stock Awards(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total

Andrew B. Abramson	$ 22,500	—	$ 58,934	—	$ 81,434

Peter J. Baum	22,500	—	9,902	—	32,402

Eric P. Edelstein(1)	160,000	85,000	5,032	3,100	253,132

Eyal Efrat	72,500	99,174	—	3,827	175,501

Marc J. Lenner	22,500	—	38,714	—	61,214

Peter V. Maio(1)	110,000	85,000	—	3,100	198,100

Avner Mendelson	22,500	—	—	—	22,500

Kathleen C. Perrott	90,000	85,000	—	3,100	178,100

Nitzan Sandor	90,000	85,000	—	3,100	178,100

Suresh L. Sani(1)	110,000	85,000	2,524	3,100	200,624

Lisa J. Schultz(1)	115,000	85,000	—	3,100	203,100

Jennifer W. Steans(1)	110,000	85,000	—	3,100	198,100

Jeffrey S. Wilks	90,000	85,000	1,652	3,100	179,752

Dr. Sidney S. Williams, Jr.	90,000	85,000	—	3,100	178,100

(1)	Independent Lead Director or Committee Chair (see “Committees of the Board of Directors; Committee Composition and Meetings” on page 25 of this Proxy Statement).

(2)

Amounts include the $90,000 annual cash retainer plus any annual cash retainer for service as Independent Lead Director or chair of a Board Committee, as applicable. For Messrs. Abramson, Baum, Efrat, Lenner, and Mendelson, the amount reflects prorated cash fees for each director’s term of service during 2025. For Ms. Schultz, the amount also includes a $5,000 annual cash retainer for service on the board of Valley Financial Management, Inc., a subsidiary of the Company.

(3)

Each non-employee director other than Messrs. Abramson, Baum, Lenner, and Mendelson who ceased serving on the Board on or prior to the date of the 2025 Annual Meeting, received an RSU award with a value of $85,000 as their annual equity retainer, granted on the date of the 2025 Annual Meeting. Mr. Efrat also received a prorated RSU award in March 2025 upon joining the Board. The number of RSUs was determined using the closing market price on the business day prior to grant, and the RSUs granted on the date of the 2025 Annual Meeting vest on the earlier of the next annual meeting of shareholders or the first anniversary of the grant date, with acceleration upon a CIC, death or disability, and retirement, but not resignation from the Board. Mr. Efrat’s RSU award vests on the first anniversary of the grant date, subject to similar acceleration provisions.

(4)

Represents the change in the present value of pension benefits for 2025 under the Directors Retirement Plan considering the age of each director, a present value factor, an interest discount factor, and time remaining until retirement. As disclosed above, the Directors Retirement Plan was frozen for purposes of benefit accrual in 2013. The increase in present value of the accumulated benefit as December 31, 2025, for all participants shown with a Change in Pension Value, is attributable to the decrease in the discount rate from 5.32% to 4.60%. Additionally, the increase in present value of the accumulated benefit as of December 31, 2025 also reflects a decrease in the expected retirement age for Mr. Lenner (from age 75 to 65) and the commencement of benefits for Mr. Abramson and Mr. Baum during 2025.

(5)

For each non-employee director other than Messrs. Abramson, Baum, and Lenner, who did not receive the deferred cash dividend due to their departure from the Board in May 2025, and Mr. Efrat who received an additional deferred cash dividend due to his award received in March 2025, this column reflects deferred cash dividends in the amount of $3,100 earned in 2025 on the RSUs that are part of the director’s annual equity retainer, granted on the date of the annual meeting of shareholders.

38	2026 Proxy Statement

Stock Ownership of Management and Principal Shareholders

Directors and Executive Officers

The table below sets forth information about the beneficial ownership of our common stock as of March 1, 2026 by each current director, director nominee, and by each of our NEOs named in this Proxy Statement, and by all current directors, director nominees, and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class(2)

Russell Barrett	115,395	(3)	*

Eric P. Edelstein	131,691		*

Eyal Efrat	196		*

Travis Lan	26,994		*

Peter V. Maio	58,973		*

Gino Martocci	57,207	(4)	*

Kathleen C. Perrott	11,090		*

Ira Robbins	554,680	(5)	*

Nitzan Sandor	110		*

Suresh L. Sani	120,943	(6)	*

Lisa J. Schultz	81,248		*

Patrick D. Smith	—		*

Jennifer W. Steans	3,801,952	(7)	*

Carlos J. Vazquez	2,500		*

Jeffrey S. Wilks	481,811	(8)	*

Dr. Sidney S. Williams, Jr.	33,329		*

Directors, Director Nominees, and Executive Officers as a group (21 persons)	5,874,003	(9)	1.06%

*   Represents beneficial ownership of less than 1%.

(1) For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act. Beneficially owned shares include shares of common stock and preferred stock over which the named person exercises either sole or shared voting power or sole or shared investment power. Beneficially owned shares also include shares owned (i) by a spouse or minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by the named person if he or she has the right to acquire such shares within 60 days following March 1, 2025 by the vesting or exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person. The total includes shares of restricted stock that have not yet vested, but does not include shares that may be issued upon the vesting of outstanding RSUs (except for RSUs scheduled to vest within 60 days following the date of determination).

(2)   For purposes of calculating these percentages, there were 555,426,220 shares of our common stock outstanding as of March 1, 2026. For purposes of calculating each individual’s percentage of the class owned, the number of shares underlying stock options and RSUs that are included in the amount of shares that the individual beneficially owns is also added to the total number of shares outstanding.

(3)   This total includes 90,537 shares purchasable pursuant to stock options exercisable within 60 days.

(4)   This total includes 45,822 shares held by Mr. Martocci’s spouse and 1,835 shares held by his daughter.

(5)   This total includes 426 shares held in trusts for the benefit of Mr. Robbins’ nieces.

(6)   This total includes 5,705 shares held in Mr. Sani’s Keogh Plan, 5,705 shares held in trusts for the benefit of his children, and 44,390 shares held in pension trusts of which Mr. Sani is co-trustee.

(7)   This total includes 729,700 shares held by Ms. Steans’ spouse, 211,468 shares held by her spouse in a trust, 289,630 shares held in the 1996 Exempt Trust of which Ms. Steans is a trustee, 1,276,374 shares held by a partnership of which Ms. Steans is one of three partners, and 105,000 shares held in her IRA. Ms. Steans holds 174,215 shares in her own name. The remaining 3,627,737 shares are pledged as security for loans.

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STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

(8)

This total includes 76,026 shares held by Mr. Wilks’ spouse, 10,058 shares held by his spouse in trust for one of their children, 4,747 shares held jointly with his spouse for a family foundation, 20,346 shares as trustee for the benefit of their children, 12,187 shares as trustee for the benefit of his spouse, 266,804 shares held in an estate-created trust for which Mr. Wilks is trustee and under which Mr. Wilks’ children are beneficiaries. Mr. Wilks disclaims beneficial ownership of shares held by the estate-created trust.

(9)

This total includes 395,884 shares owned by our executive officers and directors as a group. The total does not include shares held by the Bank’s trust department in fiduciary capacity for third parties.

Principal Shareholders

The table below sets forth information about the beneficial ownership as of March 1, 2026, except as otherwise provided in the footnotes, by persons or groups that beneficially own 5% or more of our common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)

Bank Leumi le-Israel B.M.(2) 24-32 Yehuda Halevi St. Tel Aviv, 65545 Israel	72,861,862	13.1%

BlackRock, Inc.(3) 55 East 52nd Street, New York, NY 10055	64,548,658	11.6%

The Vanguard Group, Inc.(4) 100 Vanguard Blvd., Malvern, PA 19355	45,625,380	8.2%

(1)	For purposes of calculating these percentages, there were 555,426,220 shares of our common stock outstanding as of March 1, 2026.

(2)

Based on a Schedule 13D Information Statement filed with the SEC on April 11, 2022 by Bank Leumi le-Israel B.M. and additional information known to the Company. The Schedule 13D discloses that Bank Leumi le-Israel B.M. has sole voting power and sole dispositive power as to 71,861,862 shares and shared voting power and shared dispositive power as to 71,861,862 shares. Additionally, Bank Leumi le-Israel B.M. purchased 1,000,000 shares of common stock in our common stock offering in November 2024.

(3)

Based on a Schedule 13G/A Information Statement filed with the SEC on January 23, 2024 by BlackRock, Inc. The Schedule 13G/A discloses that BlackRock, Inc. has sole voting power as to 63,559,181 shares and sole dispositive power as to 64,548,658 shares, and shared voting power and shared dispositive power as to no shares.

(4)

Based on a prior Schedule 13G/A Information Statement filed with the SEC on February 13, 2024 by The Vanguard Group, Inc. The Schedule 13G/A disclosed that The Vanguard Group, Inc. had sole voting power as to no shares, shared voting power as to 392,565 shares, sole dispositive power as to 44,780,406 shares, and shared dispositive power as to 844,974 shares. On March 27, 2026, The Vanguard Group, Inc. further amended its 13G/A to disclose that (i) as a result of an internal realignment, it is no longer deemed to beneficially own shares held by various of its subsidiaries and divisions, and accordingly, it no longer beneficially owns our common stock directly and (ii) going forward, subsidiaries and divisions of The Vanguard Group, Inc. will report beneficial ownership separately (on a disaggregated basis).

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and any beneficial owners of more than 10% of our common stock to file reports relating to their ownership and changes in ownership of our common stock with the SEC by certain deadlines. To our knowledge, based solely on a review of the filed reports and written representations by the persons required to file these reports, we believe that each of our directors and executive officers complied with all such filing requirements during 2025, except that Patrick D. Smith’s Form 3 was filed late due to a delay in receipt of his EDGAR filer codes.

40	2026 Proxy Statement

ITEM 2:
Advisory Vote on our Named Executive Officer Compensation

In accordance with Section 14A of the Exchange Act, the Company’s shareholders are entitled to vote at the Annual Meeting to approve the compensation of our NEOs as disclosed in “Compensation Discussion and Analysis” beginning on page 43 of this Proxy Statement and the related tables, notes, and narrative that follow, commonly referred to as a “say-on-pay vote.” We currently hold an annual say-on-pay vote.

The Company’s goal for its executive compensation program is to compensate executives who provide leadership for our organization and contribute to our financial success. The Company seeks to accomplish this goal in a way that is aligned with the long-term interests of the Company’s shareholders. The Board believes that the Company’s executive compensation program satisfies this goal. The “Compensation Discussion and Analysis” describes the Company’s executive compensation program for 2025 and the decisions made by the Compensation Committee relative to this program.

The Company seeks shareholder approval of the following resolution:

RESOLVED, that the shareholders of Valley National Bancorp (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related tables, notes, and narrative set forth in the Proxy Statement for the Company’s 2026 Annual Meeting of Shareholders.

As an advisory vote, this proposal is not binding upon the Board or the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for NEOs.

At our 2025 Annual Meeting, 97.2% of the shares voted on our “say-on-pay” proposal voted in favor of the Company’s executive compensation program.

The Board recommends a vote “FOR”

the advisory approval of the compensation of our NEOs.

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Executive Compensation Disclosure Table of Contents

42	2026 Proxy Statement

ITEM 2: ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program for our CEO, our CFO, and the three other most highly compensated executive officers who were serving as executive officers at fiscal year-end 2025 (collectively, also referred to as our “NEOs”). The Compensation Committee oversees all aspects of our NEOs’ compensation.

For 2025, our NEOs are:

•

Ira Robbins, CEO

•

Travis Lan, Senior Executive Vice President (“SEVP”), CFO

•

Gino Martocci, SEVP, President of Commercial Banking

•

Patrick D. Smith, SEVP, President of Consumer Banking

•

Russell Barrett, SEVP, Chief Operating Officer (“COO”)

Leadership Changes. Since January 1, 2025, the Company has undergone leadership changes which impacted the composition of our NEO group for 2025.

Mr. Lan, who had been serving as our Interim CFO since November 2024, was appointed to the position of SEVP, CFO effective March 3, 2025.

Mr. Martocci was appointed as our new SEVP, President of Commercial Banking effective March 31, 2025, and Mr. Smith was appointed as our new SEVP, President of Consumer Banking effective September 2, 2025.

Mr. Barrett, who had been serving as our SEVP, Chief Operations Officer since January 1, 2024, was appointed to the position of SEVP, Chief Operating Officer effective March 3, 2025.

One of the Company’s strategic priorities for 2025, as reflected in the individual NEO performance goals described below in this CD&A, was the implementation of a leadership team that would best position the Company for the successful execution of its strategic plan. These leadership changes represent a significant step in the achievement of this goal, further solidifying our path forward for sustained success.

2025: Fortifying our Balance Sheet, our Leadership Team, and our Franchise. As we noted in last year’s CD&A, in 2024, we saw continued volatility in the economic, interest rate, and operating landscape, but as we navigated these conditions, we focused on the execution of our strategic initiatives, further sustaining our financial position and setting the operational foundation for sustained success. This discipline and focus helped us pave the way for our strong financial and operational results in 2025.

We entered 2025 with a fortified balance sheet and clear profitability targets tied to sustained funding improvement and credit cost normalization. By year-end, we exceeded these expectations across all major metrics while further strengthening our capital and liquidity positions. This performance underscores both the resilience of our franchise and the depth of our customer relationships. Our improved profitability accelerated our retained earnings growth and enabled us to return more capital to shareholders through share buybacks and regular cash dividends in 2025. Our significant achievements in 2025 include:

•

Our substantial core deposit growth, with average core deposits increasing by $3.3 billion, or 8%, year over year;

•

Deepened customer engagement resulting from past strategic investments in talent and technology, resulting in increased commercial deposit operating account wins and growth across our diverse delivery channels;

•

Strong loan growth, which was diverse and tightly aligned with our relationship-focused strategy, and we are well-positioned for further loan growth in 2026;

SALARY

KEY FEATURES:

Certain cash payment based on position, responsibilities and experience.

PURPOSE:

Offers a stable source of income.

NON-EQUITY

INCENTIVE AWARDS

KEY FEATURES:

Cash payment based on performance, position, responsibilities, and experience.

PURPOSE:

Intended to motivate and reward executives for short-term financial and strategic achievements.

TIME-BASED

EQUITY INCENTIVE AWARDS

KEY FEATURES:

Equity incentives earned based on performance and vested over time.

PURPOSE:

Intended to create alignment with shareholders and promote retention.

PERFORMANCE-BASED

EQUITY INCENTIVE AWARDS

KEY FEATURES:

Equity incentives earned based upon

performance and vest based on

meeting pre-established Company

performance objectives.

PURPOSE:

Intended to focus on achievement of Company performance objectives, GITBV and relative TSR.

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•	Past investments in data analytics, technology and sales effectiveness benefited the productivity of our bankers across the Company, in particular helping newly onboarded relationship bankers have the tools to contribute more quickly to our results; and

•	Our 2023 core systems conversion set the stage for our expanded treasury management offering to commercial clients, which improved our ability to win operating accounts and deepen commercial relationships, directly supporting growth in core deposits and fee income.

Through these efforts in 2025, we laid the groundwork for 2026, building significant momentum with respect to customer growth, funding diversification, loan quality, talent acquisition, and ultimately, financial performance. We are seeing success with our strategy and remain focused on delivering additional long-term value for our shareholders and clients.

This context regarding our business is important to an understanding of our executive compensation program for 2025.

Compensation Program Framework

Compensation Philosophy. We believe that Valley’s executive compensation should be structured to balance the expectations of our shareholders, our executives, and our other stakeholders. To this end, our compensation program is designed to support our primary financial, strategic, and operational objectives and is intended to attract, motivate, and retain our executives who are critical to the long-term success of the Company. We have adopted a compensation philosophy that seeks to achieve this balance by taking into consideration the following factors:

•	Pay is substantially aligned with performance: We assess our performance and strive to hold our NEOs and, in particular, our CEO accountable. Accordingly, we reward NEOs when the Company achieves short- and long-term performance objectives and scale down or decrease compensation when the Company does not achieve those objectives.

•	Balanced compensation structure: Our compensation program has been structured to balance near-term results with long-term success, promote effective risk management, and enable us to attract, motivate, and retain our executives for creating shareholder value. As a result, we employ a mixture of short-term and long-term financial rewards for our executives.

•	We benchmark our compensation package against our peer group: We inform our compensation decisions by measuring our practices and pay against bank holding companies that are similar in size and complexity to Valley. In addition, our performance-based RSU awards vest in substantial part based on how the total return from our shares performed against the KRX Index, a leading bank stock index of 50 banks.

Elements of Compensation. The primary elements of the compensation program for our NEOs are base salary and incentive compensation delivered through a combination of annual cash incentive awards and long-term equity incentive awards.

•	Base Salary: Base salary is a customary, fixed element of compensation intended to attract and retain executives. Base salary is the only component of our NEOs’ total direct compensation that is not at-risk. Salaries are determined by an evaluation of individual NEO responsibilities, performance, and compensation history, as well as a comparison to the salaries of our peers. Salaries can also be adjusted to reflect experience and tenure in a position, internal pay equity within the executive officer group, promotions or increased scope of responsibilities, and retention considerations.

•	Non-Equity Incentive Awards: Awards under our non-equity incentive compensation program are set at target levels that reflect our NEOs’ roles and responsibilities, generally ranging from 80% to 140% of base salary. We award non-equity cash compensation based in substantial part on the Company’s financial results, as well as the achievement of shared and individual strategic goals.

•	Equity Incentive Awards: The value of our NEOs’ equity incentive award is generally granted 40% in the form of time-based RSUs and 60% in the form of performance-based RSUs.

•	Time-Based Equity Awards: We award time-based RSU awards which vest ratably on an annual basis over a three-year period.

•	Performance-Based Equity Awards: We award performance-based RSU awards which vest based on the Company’s adjusted GITBV and relative TSR performance against the constituent banks comprising the KRX Index measured over a three-year performance period.

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The principal elements of compensation paid on average to our CEO and our other NEOs and the percentage that these elements represent of their 2025 total target compensation are reflected below.

CEO	Other NEOs

As these charts demonstrate, a substantial amount of our NEOs’ total target compensation is variable, at-risk, and performance-based. This is intended to both incentivize our executives and align pay with performance to the benefit of our shareholders. The largest component of total direct compensation for our NEOs is equity incentive awards, as the Compensation Committee wants to encourage significant focus on long-term growth and shareholder value. These charts do not reflect sign-on compensation awarded to Mr. Martocci or Mr. Smith in connection with their hiring.

A more detailed description and analysis of each of these elements is set out in more detail on pages 48 to 55 of this Proxy Statement.

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Compensation Practices and Policies

What we do:

✓	At-Risk Compensation: A significant portion of each executive officer’s incentive compensation is “at-risk” and equity compensation covers multi-year vesting periods.

✓

Clawback: For a period of six years after the date of the award, the Compensation Committee may (i) cancel unvested equity awards in the event of material misconduct by the executive which harms the Company financially and (ii) recoup vested equity awards and previously paid cash awards in the event of intentional fraud or intentional misconduct by the executive. The Company also has a separate Clawback Policy in the event of a financial restatement in accordance with Nasdaq requirements.

✓

Stock Ownership: To better align the interests of our NEOs with those of our shareholders, we require each NEO to own a minimum number of shares of our common stock as set forth below. We also require our directors to own 4 times their annual cash retainer.

Title	Minimum Value of Required Common Stock Ownership

CEO	6x base salary

President & SEVPs	3x base salary

Directors	4x annual cash retainer

✓

Retention Requirement: Officers may not sell any shares which they are awarded as compensation until they satisfy the target ownership amount under the guidelines other than shares withheld for taxes or in the limited circumstance where the Compensation Committee Chair approves a financial hardship exception. Shares held by an NEO’s spouse and minor children count towards the requirement, as well as unvested time-based RSUs. Compliance with these stock ownership requirements is calculated annually and reported to the Compensation Committee.

✓

Hold Past Termination: Each executive officer and director must continue to hold at least 50% of the target ownership amount under our stock ownership guidelines until six months following termination of employment with the Company.

✓	Restrictive Covenants: Acceptance of our equity awards requires our executives to agree not to solicit Valley customers and employees for 12 months following termination of employment.

✓	Independent Compensation Consultant: The Compensation Committee engages an independent compensation consultant that provides no other services to the Company.

What we don’t do:

X	No Excise Tax Gross-ups: We do not offer any excise tax gross ups for any executive CIC arrangements.

X

No Single Trigger CIC Payments or Equity Vesting: Our CIC arrangements and equity grant agreements provide that if there is a CIC, an executive officer is not entitled to severance or accelerated vesting unless he or she is terminated from employment or resigns for good reason following the CIC.

X

No Hedging or Pledging: We have a policy prohibiting executive officers and directors from entering into hedging and pledging transactions involving the Company’s equity securities. The Board believes that such transactions, which have the effect of mitigating the risks and rewards of ownership, may result in the interests of management and shareholders of the Company being misaligned. However, the Nominating Committee has approved, in certain limited instances, the holding of shares by certain executive officers and directors that were pledged prior to joining the Company.

X

No Excessive Risk Taking: We design our compensation program in a manner that we believe promotes effective risk management and does not encourage or foster excessive risk-taking, but instead aligns the financial interests of our NEOs with those of our shareholders. The Compensation Committee annually assesses our compensation program with the Company’s Chief Risk Officer, with input from the Chair of the Risk Committee, to determine whether they are well-balanced and that they do not encourage imprudent risk-taking.

X	Time Equity Grants: We generally only grant long-term incentives on pre-determined dates to ensure that awards cannot be timed to take advantage of material non-public information.

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Our Compensation Process

Our Compensation Committee sets the compensation of all executive officers, including our CEO and our other NEOs. Each year, the Compensation Committee reviews and approves the compensation package for our NEOs, which consists of base salary, non-equity incentive awards, and equity incentive awards, as detailed below. The Compensation Committee met a total of 5 times during 2025 and early 2026 to discuss NEO compensation for 2025 and target compensation for 2026.

Mr. Robbins, our CEO, and some of our other NEOs attended portions of the meetings. Mr. Robbins presented and discussed with the Compensation Committee his recommendations for compensation for the other NEOs without such NEOs present. Mr. Robbins neither made a recommendation to the Compensation Committee about his own compensation nor was he present when his compensation was discussed or set by the Compensation Committee. The Compensation Committee sets executive compensation with only Compensation Committee members and consultants present, after presentations by the CEO.

The Compensation Committee has the authority to directly retain the services of independent compensation consultants and other experts to assist in fulfilling its responsibilities. The Compensation Committee engaged the services of FW Cook, a national executive compensation consulting firm, to review and provide recommendations concerning all the components of the Company’s executive and director compensation programs. FW Cook performs services solely on behalf of the Compensation Committee and has no relationship with the Company or management except as it may relate to performing such services. FW Cook assists the Compensation Committee in defining Valley’s peer companies for benchmarking executive and director compensation. FW Cook also assists the Compensation Committee with all aspects of the design of our executive and director compensation programs. The Compensation Committee assessed the independence of FW Cook and concluded that no conflict of interest exists that prevents FW Cook from independently representing the Compensation Committee. At Compensation Committee meetings, the Compensation Committee holds executive sessions at which its independent compensation consultant is present and provides advice.

Our Peer Group

Because of our need to compete in the market for talent while at the same time aligning compensation with performance, considering the compensation and performance data of peers is an important factor in our compensation decisions. To this end, in setting compensation for our executives, we compare total compensation, total target compensation, each compensation element (specifically base salary, non-equity incentives, and equity incentive compensation), and the Company’s financial performance to a peer group. The Compensation Committee, with input from its independent compensation consultant, has established the compensation peer group. Our peer group is reviewed by the Compensation Committee on an annual basis, in consultation with FW Cook, to confirm that the peer group remains appropriate for comparison or to approve any changes to the peer group deemed advisable. When evaluating our peer group or potential new additions to the peer group, our independent compensation consultant screens for companies that are within our industry and traded on a major U.S. exchange; similarly sized within appropriate revenue, market capitalization and asset ranges; operating in the same geographies as the Company; and frequent “peers of peers” screened for size and business model fit.

Our 2025 Peer Group. In June 2024, the Compensation Committee reviewed our peer group and, in consultation with FW Cook, determined not to make any changes to the peer group for 2025. This decision was based on the fact that the current 16-company peer group continued to represent a robust sample size and consisted of size-appropriate companies with suitable business comparability, and there was no mergers and acquisitions activity that impacted our peer group at that time. Our 2025 peer group is composed of the 16 financial institutions listed below:

2025 Peer Group

BankUnited, Inc. BOK Financial Corporation Cadence Bank* Comerica Incorporated* Cullen/Frost Bankers, Inc. Flagstar Financial, Inc. First Horizon Corporation F.N.B. Corporation

Hancock Whitney Corporation

Prosperity Bancshares, Inc.*

SouthState Corporation

Synovus Financial Corp.*

Webster Financial Corporation*

Western Alliance Bancorporation

Wintrust Financial Corporation

Zions Bancorporation

*  Synovus Financial Corp. merged into Pinnacle Financial Partners in January 2026. In February 2026, Comerica Incorporated was acquired by Fifth Third Bancorp; Cadence Bank was acquired by Huntington Bancshares; and Prosperity Bancshares, Inc. merged into Southwest Bancshares Inc. Additionally, in February 2026, Webster Financial Corporation announced the signing of a definitive agreement under which it expects to be acquired by Banco Santander, S.A.

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The peer group adopted for 2025 consists of companies with revenues between $875 million and $3.3 billion, assets between $35.1 billion and $112.9 billion, and market capitalization between $2.3 billion and $8.7 billion based on information provided by FW Cook at the time the peer group was reviewed and approved in June 2024. Relative to this 16-company peer group, the Company was positioned between the 25th percentile and median with respect to revenue, between the median and 75th percentile with respect to total assets, and below the 25th percentile with respect to market capitalization. On an absolute dollar basis, the Company was positioned close to median on all key measures.

This peer group was used for purposes of establishing the executive compensation framework and various elements of compensation for 2025. The Compensation Committee refers to this peer group information when setting our CEO compensation and that of our other NEOs and generally targets CEO and NEO total compensation at levels that are at the median of our peer group.

Our 2026 Peer Group. In July 2025, the Compensation Committee reviewed our peer group and, based on the recommendation of FW Cook, determined not to make any changes to the peer group for 2026. This decision was based on the fact that the current 16-company peer group represents a robust sample size and consists of size-appropriate companies with suitable business comparability, and there was no mergers and acquisitions activity at that time that would warrant the removal of an existing peer company.

2025 Say-on-Pay Vote

At the 2025 Annual Meeting, 97.2% of the votes cast were in favor of the advisory, non-binding vote to approve executive compensation. We believe that these results reflect our commitment to providing our executives with compensation that is in alignment with our shareholders’ short- and long-term interests. The results also favorably reflected on our continuing outreach program to our large institutional shareholders. See above under “Corporate Governance – Engagement” for a discussion of our shareholder engagement efforts in 2025.

2025 Compensation Program

In determining the 2025 compensation package for our NEOs, as in prior years, the Compensation Committee used a combination of base salary, non-equity incentive awards, and equity incentive awards as detailed below.

At its February 2025 meeting, the Compensation Committee took the following actions for Mr. Robbins, Mr. Lan, and Mr. Barrett:

•	Approved base salaries for 2025;

•	Set target non-equity awards and performance objectives under our annual non-equity incentive award program for 2025, with such non-equity awards to be paid out in the first quarter of 2026 based on 2025 performance; and

•	Set target award values for equity incentive awards to be granted to our NEOs in 2026, with the actual award value of such awards to be determined by the Compensation Committee in the first quarter of 2026 based on 2025 performance.

The compensation arrangements of Mr. Martocci and Mr. Smith, including their base salary, non-equity incentive awards, and equity incentive awards, were approved by the Committee in February 2025 and May 2025, respectively.

In February 2026, following the Compensation Committee’s assessment of Company and individual performance achievement in 2025, determinations were made regarding (i) the payout of the non-equity incentive awards for 2025 and (ii) the granting of equity incentive awards for 2025 (in the form of time-based and performance-based RSUs) to each of our NEOs. A more detailed description and analysis of each of these determinations follows.

Base Salaries

In February 2025, the Compensation Committee approved the following base salary increases for our NEOs, other than Mr. Martocci and Mr. Smith who joined the Company in March 2025 and September 2025, respectively, based on consideration of peer and market data, Company performance, and individual performance and tenure:

NEO	2024 Base Salary	2025 Base Salary	% Increase

Ira Robbins	$1,050,000	$1,050,000	0%

Travis Lan	400,000	500,000	25%

Gino Martocci	—	850,000	—

Patrick D. Smith	—	750,000	—

Russell Barrett	475,000	650,000	37%

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ITEM 2: ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

Effective in March 2025, Mr. Lan’s base salary was increased in connection with his appointment as our CFO, and Mr. Barrett’s base salary was increased in connection with his appointment as our COO. Their respective base salaries were increased to align with market levels and increased responsibilities following promotion, taking into account considerations of internal alignment.

The base salaries of Mr. Martocci and Mr. Smith were established based on consideration of peer survey data, the competitive market, their experience, and the importance of these strategic hires.

Non-Equity Incentive Awards

Each year at its February meeting, the Compensation Committee approves target non-equity incentive awards for each NEO and approves the framework establishing the performance objectives that must be achieved to earn a non-equity incentive payout for the year.

2025 NEO Target Award Levels. In February 2025, the Compensation Committee set the following target non-equity incentive awards for 2025 calculated as a percentage of each NEO’s base salary (other than Mr. Smith whose target percentage was established in May 2025 in connection with his appointment) as follows:

NEO	Percentage for 2025

Ira Robbins	140% of base salary

Travis Lan	80% of base salary

Gino Martocci	100% of base salary

Patrick D. Smith	100% of base salary

Russell Barrett	100% of base salary

Mr. Lan’s target non-equity incentive award was increased from 50% to 80% of base salary, and Mr. Barrett’s target non-equity incentive award was increased from 80% to 100% of base salary in connection with their respective promotions to the CFO role and COO role. The target non-equity incentive awards of Mr. Martocci and Mr. Smith awards were established based on consideration of peer survey data, the competitive market, their experience, and the importance of these strategic hires.

2025 Performance Objectives and Weightings. In February 2025, the Compensation Committee also established the relevant performance objectives under the non-equity incentive program for 2025 and assigned each objective a weighting, as set forth in the table below. The below framework was consistent with the 2024 framework.

2025 Non-Equity Incentive Program Framework

Company (65%)	Financial Objective	40%	Financial (40%)
	Strategic Financial Imperatives	15%	Strategic (60%)
	Customer Experience	10%
Individual (35%)	Risk Management & Control	15%
	Individual Objectives	20%

In February 2026, the Compensation Committee assessed Company and individual performance relative to these performance metrics and approved the corresponding payout level as a percentage of each NEO’s target non-equity incentive award, as described in more detail below under “2025 Company and Individual Performance.”

Equity Incentive Awards

Overview of the Compensation Committee’s Process. Under the Company’s annual equity incentive award program, the Compensation Committee grants (i) time-based RSU awards which vest ratably on an annual basis over a three-year period and (ii) performance-based RSU awards which vest based on the Company’s adjusted GITBV and relative TSR performance measured over a three-year performance period. These awards are designed to promote retention, which is important in a competitive talent market, to incentivize performance with respect to key financial measures, and to align NEO and shareholder interests by tying a significant portion of NEOs’ pay to the Company’s long-term performance.

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ITEM 2: ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

Each year at its February meeting, the Compensation Committee establishes a long-term incentive program for the then-current year, with the equity awards under that program to be granted in the first quarter of the following year. For the 2025 long-term incentive program, in February 2025, the Compensation Committee:

•	Established a total target equity award value as a percentage of base salary for each NEO then serving, with achievement relative to this target to be determined in the first quarter of 2026 based on the Compensation Committee’s holistic assessment of Company and individual performance during 2025; and

•	Approved the award mix of the equity awards to be granted in the first quarter of 2026, if any, based on this holistic performance assessment (for this purpose, “award mix” refers to the portion of the total equity award that will be time-based versus performance-based, and for the performance-based portion of the award, the portion that will be based on adjusted GITBV versus relative TSR).

In February 2026, the Compensation Committee:

•	Granted equity awards in the form of time-based RSUs and performance-based RSUs with a total award value determined relative to target based on 2025 performance and determined the specific performance levels and corresponding payout opportunities for the adjusted GITBV and relative TSR for the performance-based RSUs.

Each year at its February meeting, the Compensation Committee also certifies performance and payout levels for previously granted performance-based RSU awards, the performance period of which ended on the immediately preceding December 31. In February 2026, the Compensation Committee approved the payout of the performance-based RSUs granted in February 2023, with a performance period covering 2023 to 2025, as described in further detail below.

2025 Target Award Values. Based on the process described above, in February 2025, the Compensation Committee approved each NEO’s target total equity award value reflected in the table below (with the exception of Mr. Smith whose target total equity award value was established in May 2025 in connection with his appointment).

NEO	2025 Target Equity Award Value

Ira Robbins	$3,180,000

Travis Lan	800,000

Gino Martocci	1,100,000

Patrick D. Smith	1,000,000

Russell Barrett	800,000

Mr. Lan’s and Mr. Barrett’s target total equity award values were increased from $250,000 and $500,000, respectively, to $800,000 in connection with their appointments as our CFO and COO. The total target equity award values of Mr. Martocci and Mr. Smith’s awards were established based on consideration of peer survey data, the competitive market, their experience, and the importance of these strategic hires.

In February 2026, following a holistic assessment of Company financial, strategic, and operational performance in 2025, as well as achievement of risk management and other individual objectives, as described in more detail below under “2025 Company and Individual Performance,” the Compensation Committee determined to award each NEO a total equity award value that was then translated into the number of time-based RSUs and performance-based RSUs granted to each NEO. See below under “2025 Compensation Awarded – Equity Incentive Awards” for more detail.

2025 Award Mix. In February 2025, the Compensation Committee approved the award mix of the equity awards, determining to grant 40% of the value of each NEO’s equity award in the form of time-based RSUs and the remaining 60% in the form of performance-based RSUs. This represented a change from prior years’ award mix of 25% time-based RSUs and 75% performance-based RSUs. The Compensation Committee approved this shift, based on the recommendation of FW Cook, to better align with peer practice. While the proportion of time-based RSUs increased, the Compensation Committee believed that the new mix still preserved strong pay for performance principles, continuing to place significant emphasis on Adjusted GITBV and relative TSR performance.

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The table below summarizes the mix of our equity incentive awards granted to our NEOs in February 2026 based on 2025 performance.

Form of RSU Award	Percentage of Total 2026 Target Equity Award Value (granted for 2025 performance)	Purpose	Performance Measured	Earned and Vesting Periods

Time-Based Award	40%	Encourages retention. Fosters shareholder mentality among the executive team	N/A	Vests in annual one-third increments on each February 1 following the grant date

GITBV Performance-Based Award	36%	Encourages retention and ties executive compensation to our operational performance	GITBV	Earned and vests after three-year period based on adjusted GITBV

TSR Performance-Based Award	24%	Encourages retention and ties executive compensation to our long-term market index performance	Relative TSR	Earned and vests after three-year period based on TSR against the constituent banks comprising the KRX Index

The percentage mixes described in the table above translate into the dollar value of each type of award granted. The dollar value is then translated into a number of units using the closing price of the Company’s common stock the day before the effective date of the grant. Each time-based and performance-based RSU award is settled in the Company’s common stock with any dividend equivalents accrued during the performance period paid in cash.

Performance Goals and Metrics. As explained below, the Compensation Committee has historically chosen GITBV and relative TSR performance metrics applicable to our performance-based RSU awards given their significance to our business and to our shareholders.

Adjusted GITBV Performance-Based Awards. The Compensation Committee has chosen GITBV over a three-year period because it believes that this metric is a good indicator of the performance and shareholder value creation of a commercial bank, and the Company has received positive feedback from its investors regarding its use of GITBV in the Company’s equity incentive compensation program.

GITBV, when used herein, means year-over-year growth in tangible book value, plus dividends on common stock declared during the year, excluding other comprehensive income (“OCI”) recorded during the year. The add-back of dividends allows the Compensation Committee to compare our performance to our peers that pay different amounts of dividends. The exclusion of OCI neutralizes changes in tangible book value related to accounting mechanics and not viewed as tied to financial performance. Consistent with the terms of the award agreements for performance-based RSUs and the 2023 ICP, the Compensation Committee has the authority to adjust the calculation of GITBV for certain items that are one-time in nature. From time to time, the Compensation Committee uses this authority to avoid either rewarding or penalizing executives for certain decisions which may adversely or positively affect the Company’s short-term results. Adjustments to GITBV primarily related to: (i) in 2023, the impact of the special assessment implemented by the Federal Deposit Insurance Corporation (the “FDIC special assessment”) and merger-related expenses and other merger charges; (ii) in 2024, the FDIC special assessment; and (iii) in 2025, downward adjustment for reimbursement to the Company of FDIC special assessment payments.

In the first quarter of each year, in setting the adjusted GITBV performance levels, the Compensation Committee reviews the Company’s financial forecast with respect to anticipated growth, the interest rate environment, analyst consensus, and peer group rates and approves the threshold, target, and maximum performance goals for GITBV awards accordingly.

Earned GITBV awards vest after the end of the three-year performance period following the Compensation Committee’s certification of performance results. The number of shares that can be earned may range from 0% to 200% of the target, depending on performance against the threshold, target and maximum performance levels approved by the Compensation Committee (with linear interpolation between the performance levels).

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Relative TSR Performance-Based Awards. These RSUs are earned based on the Company’s relative TSR for a three-year performance period against the constituent banks comprising the KRX Index. The KRX Index is used as a broad indicator of Valley’s relative market performance. Earned TSR performance-based awards vest at the end of the three-year performance period and are settled following the Compensation Committee’s review and certification of the level of performance achievement. The number of shares that may be earned ranges from 0% to 200% of the target, depending on performance (with linear interpolation between performance levels) as follows:

TSR	Percentage of Target Shares Earned

Below 25th percentile of KRX Index	None

25th percentile of KRX Index (Threshold)	50%

50th percentile of KRX Index (Target)	100%

87.5th percentile of KRX Index (Maximum)	200%

If the Company has a negative TSR on an absolute basis at the end of the three-year performance period, then the maximum number of shares that could be earned, regardless of the Company’s TSR relative to its peer group, would be 100% of target.

2025 Performance Outcomes of our Performance-Based RSUs (2023-2025 Performance Period). In February 2026, the Compensation Committee reviewed and certified the level of performance achieved with respect to our performance-based RSU awards granted in 2023 as well as the associated payout level as described below.

GITBV Payout for 2023-2025 Performance Period. The table below sets forth how the GITBV performance-based awards granted in 2023 vested based upon the Company’s performance during the 2023-2025 performance period. For these awards, the threshold was 12.50%, the target was 15.50%, and the maximum was 19.00%. In February 2026, the Company’s below-threshold performance achievement resulted in zero payout for the 2023 – 2025 performance period.

	GITBV Performance			Cumulative Performance Measured	Payout as a % of Target
Grant Date	2023	2024	2025	2023-2025

February 22, 2023	13.45%	8.64%	11.20%	11.06%	0%

TSR Payout for 2023-2025 Performance Period. The Company’s cumulative TSR was 11.70% for the three-year period ended December 31, 2025, and the percentile rank against the constituent banks comprising the KRX Index was 41.30%. Accordingly, this performance achievement resulted in an 82.61% payout of the 2023 TSR performance-based RSU awards.

2025 Company and Individual Performance

Through the performance-based program elements described above, our executive compensation is tied to objectives which reflect Valley’s commitment to driving shareholder value through unwavering service to our clients, our employees, and our community. The Compensation Committee uses a rigorous approach in establishing performance goals that incentivize NEOs to deliver on the Company’s financial, strategic, and operational priorities. At the beginning of each year, the Compensation Committee, with input from our CEO and Chief People Officer, establishes financial, strategic, and operational goals, together with individual NEO objectives with a focus on supporting broader Company goals. The individual objectives are tailored and specific to each NEO’s area of responsibility. At the end of the year, the Compensation Committee evaluates Company performance and each NEO’s performance against the pre-established goals and objectives as well as management’s recommendations as to the level of performance achieved, other than with respect to our CEO. The outcome of the performance evaluation is then used to determine NEO compensation. The Compensation Committee’s assessment of the achievement of Company and individual performance objectives for 2025 is described below.

2025 Company Performance

Financial Performance (shared outcome). Under our compensation program, 40% of our non-equity incentive compensation was based on Valley’s financial performance in 2025 and reflects the Compensation Committee’s belief that our executives should generally be compensated in the context of the Company’s recent financial performance.

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The most important financial metric considered by the Compensation Committee relative to non-equity incentive compensation is core net income available to common shareholders. For 2025, the Company achieved non-GAAP core net income available to common shareholders of $575.6 million.*

In addition to core net income, GITBV and relative TSR, the Compensation Committee considers other measures of financial performance to more holistically inform its determinations regarding our non-equity incentive compensation program and other components of our executives’ compensation. For 2025, these other financial measures included: return on average assets of 0.96%, net interest income of $1.8 billion, non-interest income of $262.1 million, non-interest expense of $1.1 billion, diluted EPS of $1.01 and a net interest margin on a fully tax equivalent basis of 3.05%.†

In light of the Company’s results with respect to core net income available to common shareholders, and taking into consideration the Company’s financial performance results generally, the Compensation Committee determined that the Company achieved the financial performance objective for 2025 at 105%, resulting in a payout of 112.6% of target with respect to this component of our non-equity incentive awards for our NEOs.

Performance Against Strategic and Operational Goals (shared outcome). In addition to short-term financial performance, the Compensation Committee, in setting executive compensation, considered Valley’s attainment of shared-outcome objectives, including specific strategic and operational goals (representing 25% of our non-equity incentive awards). Attainment of these goals is designed to position Valley for long-term growth for our franchise and stakeholders and for the generation of shareholder value over time. The Compensation Committee believes that the strategic targets developed and implemented by our CEO and other NEOs are crucial to the achievement of Valley’s long-term financial objectives. Valley’s compensation program is aligned with these long-term goals through our use of equity compensation, in particular, our performance-based equity awards.

Customer Experience: One of our strategic objectives in 2025 was based on driving improvement in customer experience. Customer satisfaction was measured by an index based on customer attitude in terms of satisfaction, advocacy, and effort, and customer behavior in terms of household growth and number of products per household. Based on management’s successful efforts to increase our customer experience index in 2025, the Compensation Committee approved management’s assignment of a 105% achievement level to this strategic goal.

*

Core net income is net income available to common shareholders adjusted for non-core items that the Company believes are not indicative of its core operating performance. Core net income represents a non-GAAP financial measure. See Appendix A to the Proxy Statement for the reconciliation of our reported non-GAAP core net income available to common shareholders.

†

Net interest margin is presented on a tax equivalent basis using a 21% federal tax rate. Valley believes that this presentation provides comparability of net interest margin arising from both taxable and tax-exempt sources and is consistent with industry practice and SEC rules. On an unadjusted basis, net interest margin was 2.84% for the year ended December 31, 2025.

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ITEM 2: ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

Company Strategic Objectives: Our other primary strategic objectives for 2025, which were focused on specified three-year financial strategic imperatives and enhancement of strategic capabilities, are categorized in the table below along with key outcomes, representing above target performance:

Strategic Objectives	Key Outcomes in 2025

Optimize commercial banking value proposition:

•

We reduced our commercial real estate loan concentration ratio‡ to approximately 333% at December 31, 2025 from 362% at December 31, 2024.

•

This was the result of disciplined new origination activity and targeted runoff of transactional commercial real estate loans.

•

Loan growth was diverse and tightly aligned with our relationship-focused strategy.

•

We further penetrated our commercial and industrial loan relationships within our primary footprint and leveraged specialty nationwide businesses.

Enhance balance sheet flexibility:

•

We continued to successfully gather core customer deposits and improve our funding base through organic growth and strategic initiatives. At the end of 2025, we increased direct customer deposits by $3.8 billion, or 8.8%, as compared with year-end 2024.

•

This deposit growth resulted from our successful efforts to increase utilization of our treasury management capabilities to drive deposits, energize our branch footprint and target new customers, and leverage existing specialty deposit niches and explore new ones.

•

Our strategic investments in talent and technology have deepened our customer engagement, increased operating account wins, and a focus commercial deposit and loan opportunities.

Drive sustainable fee revenue:

•

We continued to prioritize our suite of value-add commercially adjacent products and services that support our fee income growth, growing our non-interest income by $37.6 million, or 16.8%, in 2025 as compared with 2024.

•

This growth resulted from expanded utilization of our treasury management platform, increased capital markets activity from syndication and foreign exchange swaps, and continued performance of our wealth, insurance, and tax credit advisory businesses.

Our strategic capabilities objectives related to enhanced use of data and analytics, profitability-informed decision making and financial analytic capabilities, and business planning. In furtherance of these objectives, the Company implemented technology to further develop a sustainable data-driven culture, including with respect to customer data; took steps to enhance financial analytic capabilities, and further developed organizational processes supporting between our business plans and our strategic goals.

Based on its assessment of Company performance with respect to the strategic objectives portion of our 2025 non-equity incentive award framework, the Compensation Committee approved management’s assignment of a 112% achievement level.

2025 Individual Performance

Under our 2025 compensation program, 35% of our non-equity incentive compensation was based on an individual performance assessment based on individual risk management and control goals (15%) and individual strategic and operational goals which are tied directly to the Company’s strategic goals described above (20%). These goals are designed to hold each NEO accountable for the Company’s strategic, operational, and risk management objectives.

Risk Management & Control Goals (individual outcome). The Compensation Committee also evaluated each NEO’s individual performance with respect to goals related to risk management and control. The overall objective of the risk management and control goal is tied to driving a strong risk management culture and sound control environment, based in part on regulatory examination and internal audit findings, with specified individual goals including: managing within the Bank’s risk appetite and managing reputational risk, compliance, governance and controls. The Compensation Committee considers the input of the Chair

‡	Defined as total commercial real estate loans held for investment and held for sale, excluding owner occupied loans, as a percentage of total risk-based capital.

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of the Risk Committee in establishing these risk management and control goals, as well as in determining whether such goals have been achieved.

Individual Strategic Objectives (individual outcome). The Compensation Committee also evaluates each NEO’s individual objectives. At the outset of each year, our CEO develops individual goals for himself, which he reviews with the Compensation Committee. The Compensation Committee provides its feedback and then approves the CEO’s goals, as modified by their feedback. Our CEO also develops goals with each of our other NEOs for the year that are aligned with the Company’s financial and strategic objectives, and these goals are approved by the Compensation Committee. At the outset of the following year, the performance by each NEO against these pre-established goals is evaluated, in the case of our CEO, by the Compensation Committee, and in the case of our other NEOs, by our CEO and presented to the Compensation Committee together with the CEO’s compensation recommendations.

In February 2025, the Compensation Committee approved individual performance objectives for our NEOs in accordance with the process described above, and in February 2026, the Compensation Committee assessed each NEO’s individual performance relative to these objectives and approved payouts accordingly, taking into account individual performance as well as Company performance.

Ira Robbins: Individual goals for our CEO set by the Board in February 2025 included:

•	Developing budget and actual financial performance relative to budget;

•	Assembling a high-performance leadership team;

•	Establishing and assessing approach to strategy and vision and related messaging;
•	Advancing culture of the organization across all levels; and

•	Enhancing the Company brand and reputation.

The Compensation Committee assigned significant weight to the Company’s financial performance in assessing Mr. Robbins’ incentive compensation awards and also determined that he outperformed with respect to each of his individual goals, resulting in above target performance payout with respect to his non-equity and equity incentive awards.

The Compensation Committee determined that Mr. Robbins exceeded his individual goals and materially contributed to the Company’s substantial achievement of its financial, strategic and operational goals. In particular, the Compensation Committee considered Mr. Robbins’ leadership of the Company in its successful execution of its strategic plan and fortifying the Company’s foundation with respect to its balance sheet, its leadership team, and its franchise. Mr. Robbins led the Company with a dedicated focus on delivering against clear financial imperatives designed to lead to long-term profitability, optimizing the Company’s commercial banking value proposition, enhancing balance sheet flexibility, and driving sustainable fee income, all laying the groundwork for success in 2026. Mr. Robbins was also instrumental in assembling a high-performance leadership team.

Travis Lan. The Compensation Committee recognized Mr. Lan for his efforts in his new role as CFO commencing in March 2025. Mr. Lan was also recognized for his achievements with respect management of budget, strong achievement relative to advancing Company culture and continuing to develop our talent base, his support of the implementation and refinement of business plans tied to our strategic goals and related business reporting, and achievements with respect to risk management.

Gino Martocci. The Compensation Committee recognized Mr. Martocci for his achievements with respect to management of budget, strong achievement relative to advancing Company culture and continuing to develop our commercial banking talent base, and shaping strategic direction for his business and team, and executing on the commercial business segmentation, and achievements with respect to risk management.

Patrick D. Smith. The Compensation Committee recognized Mr. Smith for his achievements with respect to management of budget, strong achievement relative to advancing Company culture and continuing to develop our consumer banking talent base, shaping strategic direction for his business and team, and progress towards the launch of our small business initiative, and achievements with respect to risk management.

Russell Barrett. The Compensation Committee recognized Mr. Barrett for his achievements with respect to management of budget, strong achievement relative to advancing Company culture and continuing to develop our talent base, for his achievements in driving operational efficiency and development of related workstreams, development of operational service level expectations, and progress with respect to bank modernization, and achievements with respect to risk management.

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ITEM 2: ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

2025 Compensation Awarded

Base Salaries

As described in further detail above, the Compensation Committee approved the following base salaries for our NEOs for 2025:

NEO	2025 Base Salary

Ira Robbins	$1,050,000

Travis Lan	500,000

Gino Martocci	850,000

Patrick D. Smith	750,000

Russell Barrett	650,000

Non-Equity Incentive Awards

The table below sets forth the non-equity incentive awards for each NEO as well as the amount of the actual awards relative to target awards.

NEO	2025 Target Non-Equity Incentive Award Amount	2025 Target Non-Equity Incentive Award as % of Base Salary	2025 Non-Equity Incentive Award Payout	2025 Non-Equity Incentive Award as % of Target

Ira Robbins	$1,470,000	140%	$1,647,605	112.1%

Travis Lan	400,000	80%	455,000	113.8%

Gino Martocci	850,000	100%	929,000	109.3%

Patrick D. Smith	750,000	100%	813,000	108.4%

Russell Barrett	650,000	100%	733,000	112.8%

In connection with his appointment as our SEVP, President of Consumer Banking in September 2025, Mr. Smith received a cash sign-on bonus of $200,000 to be earned pro rata during his first year of employment. If Mr. Smith terminates employment for any reason, he will be required to repay any unearned portion of this cash bonus.

Equity Incentive Awards

The table below sets forth the total equity awards granted under the annual long-term incentive program in 2026 based on 2025 performance for each NEO relative to target, as well as the amount of the actual awards relative to target awards.

NEO	2025 Target Equity Award Value	2025 Actual Equity Award Value (granted in 2026 based on 2025 performance)	2025 Actual Equity Award Value as a % of 2025 Target Equity Award Value

Ira Robbins	$3,180,000	$3,657,000	115%

Travis Lan	800,000	800,000	100%

Gino Martocci	1,100,000	1,100,000	100%

Patrick D. Smith	1,000,000	1,000,000	100%

Russell Barrett	800,000	800,000	100%

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ITEM 2: ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

The table below sets forth the time-based RSU awards granted to our NEOs in 2026 based on 2025 performance in both share amounts and dollar value.

NEO	Time-Based Equity Awards (# of Shares)	Value at Grant Date

Ira Robbins	109,492	$1,462,800

Travis Lan	23,953	320,000

Gino Martocci	32,935	440,000

Patrick D. Smith	29,941	400,000

Russell Barrett	23,953	320,000

The table below sets forth the performance-based RSU awards granted to our NEOs in 2026 based on 2025 performance and the grant date fair value of each award. Of these awards, 60% are subject to vesting based on the attainment of adjusted GITBV and 40% are based on relative TSR.

	Performance-Based RSU Awards at Target
NEO	Based on TSR	Based on GITBV	Total

Ira Robbins	$877,680	$1,316,520	$2,194,200

Travis Lan	192,000	288,000	480,000

Gino Martocci	264,000	396,000	660,000

Patrick D. Smith	240,000	360,000	600,000

Russell Barrett	192,000	288,000	480,000

In addition to the equity awards reported above, Mr. Martocci and Mr. Smith each received sign-on equity awards when they joined the Company. In connection with his appointment as our SEVP, President of Commercial Banking, Mr. Martocci received a sign-on equity incentive award in the form of time-based RSUs with a grant date value of $200,000, which cliff vests on the third anniversary of the grant date. At the time of hire, Mr. Martocci also received an award under the 2025 annual long-term incentive program with a total value of $1,100,000 which was granted in the form of time-based RSUs and performance-based RSUs in accordance with program terms. In connection with his appointment as our SEVP, President of Consumer Banking, Mr. Smith received a sign-on equity incentive award in the form of time-based RSUs with a grant date value of $1,100,000, which are scheduled to vest in annual one-third installments.

Other Compensation

We maintain a deferred compensation plan for our NEOs and other selected executives. The deferral plan is intended to provide a retirement savings program for earnings above the limits of the Company’s qualified 401(k) Plan. The deferral plan has an employer match similar to that offered under the 401(k) Plan. Under the deferral plan, an executive may elect to defer up to 5% of his or her salary and bonus above the 401(k) limits, and the Company will match the executive’s deferral amount up to the 5% limit. The deferral plan is described in more detail under “Nonqualified Deferred Compensation – Deferred Compensation Plan” below.

We also provide perquisites to senior officers. We provide them either a taxable monthly automobile allowance or, in the case of our CEO, the use of a company-owned automobile. These automobile-related benefits facilitate NEO travel between our offices, to business meetings with customers and vendors, and to investor presentations. Our CEO may use the automobile for personal transportation. Personal use of the automobile results in taxable income to the CEO, and we include this in the amounts of income we report to the CEO and the Internal Revenue Service. Commencing in 2017, the Compensation Committee determined that new executives will receive a taxable automobile allowance, not use of a company owned car, and this may be applied to existing executives as their cars come up for replacement.

We also support and encourage our customer-facing executives to hold a membership in a local country club for which we pay admission costs, dues, and other business-related expenses. We find that club membership is an effective means of obtaining business as it allows executives to interact with present and prospective customers in a relaxed, informal environment. We require that any personal use of the country club facilities be paid by the NEO. The cost associated with club membership dues is included as a perquisite in our Summary Compensation Table.

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ITEM 2: ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

Historically, we have provided severance agreements and CIC agreements to certain of our NEOs. In December 2024, we adopted an Executive Severance Plan, effective January 1, 2025, providing for change in control (“CIC”) and non-CIC severance benefits to certain eligible executives, including our NEOs other than our CEO, with the intent of phasing out the Company’s historical practice of providing individual severance and CIC agreements. The Executive Severance Plan and CIC agreements provide for “double trigger” cash payments in the event of an NEO’s qualifying termination of employment within a specified period following a CIC. Additionally, our CEO has a severance agreement that provides benefits in the form of a lump sum cash payment if terminated by Valley without cause in a non-CIC context.

We believe these severance arrangements support the retention of our executives and continuity of management generally. They provide the NEOs with income protection in the event employment is terminated without cause or for good reason following a CIC, support our executive retention goals, and encourage their independence and objectivity in considering potential CIC transactions. Additionally, the terms of our equity awards provide for accelerated vesting only upon a “double trigger.” The terms of the Executive Severance Plan and severance agreements are described more fully in this Proxy Statement under “Other Potential Post-Employment Payments.”

Income Tax Considerations

Section 162(m) of the Internal Revenue Code currently disallows a tax deduction to a public corporation for compensation over $1,000,000 paid in any fiscal year to a company’s current CEO, CFO, other NEOs, and certain executives who were formerly in these roles. The Compensation Committee has and expects in the future to authorize compensation in excess of $1,000,000 to NEOs that will not be deductible under Section 162(m).

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. On the basis of such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2025.

Jennifer W. Steans, Chair

Eric P. Edelstein

Peter V. Maio

Suresh L. Sani

Carlos J. Vazquez

Sidney S. Williams, Jr.

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ITEM 2: ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

Executive Compensation Tables

Summary Compensation Table

The table below summarizes all compensation in 2025, 2024, and 2023 earned by our NEOs for services performed in all capacities for Valley and its subsidiaries.

Name and Principal Position(1)	Year	Salary	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
Ira Robbins CEO	2025	$1,050,000	$3,837,667	$1,647,605	$85,521	$345,326	$6,966,119
	2024	1,050,000	3,443,405	1,080,450	40,641	490,572	6,105,068
	2023	1,000,000	2,975,661	921,875	93,345	425,582	5,416,463
Travis Lan CFO	2025	600,000	839,535	455,000	595	57,949	1,953,079
	2024	400,000	329,758	177,600	299	24,635	932,292
	2023	—	—	—	—	—	—
Gino Martocci SEVP, Commercial Banking	2025	637,500	2,545,670	929,000	457	77,334	4,189,961
	2024	—	—	—	—	—	—
	2023	—	—	—	—	—	—
Patrick D. Smith SEVP, Consumer Banking	2025	250,000	2,149,412	813,000	—	14,435	3,226,847
	2024	—	—	—	—	—	—
	2023	—	—	—	—	—	—
Russell Barrett SEVP, Chief Operating Officer	2025	650,000	839,535	733,000	2,389	73,542	2,298,466
	2024	475,000	676,778	314,450	2,504	57,312	1,526,044
	2023	—	—	—	—	—	—

(1)

For Mr. Martocci and Mr. Smith, compensation amounts are reported only for 2025 as 2025 was their first year serving as NEOs of the Company. The annual base salary amounts for Mr. Martocci and Mr. Smith reflect their partial year base compensation for 2025.

(2)

Amounts for 2025 reflect the aggregate grant date fair value of the time-based and performance-based RSU awards under Accounting Standards Codification (ASC) Topic No. 718, Compensation-Stock Compensation (“ASC Topic 718”), excluding the effect of estimated forfeitures, granted by the Compensation Committee based on 2025 results. For information on the assumptions used in the calculation of these amounts, see Note 1 to our consolidated financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2025.

The grant date fair value of time-based RSU awards reported in this column for each of our NEOs was as follows but actual value realized will depend on our stock price on the date of vesting: Mr. Robbins, $1,462,800; Mr. Lan $320,000; Mr. Martocci $440,000; Mr. Smith $400,000; and Mr. Barrett $320,000. The amounts reported for the performance-based RSU awards are calculated based on the probable satisfaction of the performance goals for such awards and reflect the value of the awards at the target grant date value level (or 100% of target).

Restrictions on performance-based RSU awards lapse subject to achievement of the performance goals based on relative TSR and GITBV as set forth in the award agreement. Any shares earned based on achievement of the specific performance goals vest following the three-year performance period and the Compensation Committee’s approval of the level of performance achieved. The value on the grant date of the performance-based RSU awards based upon performance goal achievement at target was as follows: Mr. Robbins, $2,374,864; Mr. Lan, $519,535; Mr. Martocci, $714,354; Mr. Smith, $649,412, and Mr. Barrett: $519,535. The value on the grant date of the performance-based RSU awards based on performance goal achievement at maximum (representing 200% of target) was as follows: Mr. Robbins, $4,749,735, Mr. Lan, $1,039,069; Mr. Martocci, $1,428,707; Mr. Smith, $1,298,824; and Mr. Barrett, $1,039,069. Actual value realized from these performance-based awards will depend on our level of achievement of the relative TSR and GITBV performance goals and the resulting number of shares earned, if any, as well as our stock price on the date of vesting. If threshold performance metrics are not achieved, there will be zero payout of these awards.

For Mr. Martocci and Mr. Smith, the table also reflects their sign-on equity grants in the form of time-based RSUs with a grant date fair value of $200,000 and $1,100,000, respectively, and, for Mr. Martocci, the long-term incentive program award granted to him in connection with his hiring in the form of time-based RSUs ($275,000) and performance-based RSUs. The target value at grant date of these performance-based RSUs was $916,316 and at maximum (representing 200% of target) was $1,832,632.

(3)	For 2025, represents the non-equity incentive award paid in cash in 2026 based on 2025 performance.

(4)

Amounts reflect above-market interest earnings under the Valley National Bancorp Deferred Compensation Plan (the “Deferred Compensation Plan” or “DCP”). For Mr. Robbins, this amount is also required to include any amount attributable to the change in the actuarial present value of his pension benefits from year to year, taking into account his age, a present value factor, and interest discount factor based on his remaining time until retirement. The annual change in present value of Mr. Robbins’ accumulated benefits as of December 31, 2025, was a net increase of $57,652 from the present value reported as of December 31, 2024. The increase in the present value of the accumulated benefit as of December 31, 2025, is attributable to the decrease in the discount rate from 5.72% to 5.53%.

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(5)

All other compensation includes perquisites and other personal benefits paid in 2025 including automobile, actual dividends paid upon vesting of time-based and performance-based RSUs, 401(k) and deferred compensation contribution payments by the Company, GTL, and club dues.

Name	Auto(a)	Actual Dividends Paid in 2025(b)	401(k)(c)	DCP(d)	GTL(e)	Club Dues	Other	Total

Ira Robbins	$15,675	$161,874	$17,500	$89,023	$2,622	$43,914	$14,718	$345,326

Travis Lan	12,000	17,597	15,346	12,489	517	—	—	57,949

Gino Martocci	10,800	—	13,904	13,885	4,630	25,105	9,010	77,334

Patrick D. Smith	4,800	—	—	—	594	—	9,041	14,435

Russell Barrett	14,400	14,344	17,500	25,915	1,383	—	—	73,542

(a)

Auto represents, for Mr. Robbins, the cost to the Company of the portion of personal use of a company-owned automobile by the NEO and parking (if applicable) and, for Mr. Martocci, Mr. Smith, and Mr. Barrett, a monthly automobile stipend during 2025.

(b)	Dividends paid on time-based and performance-based RSUs vesting in 2025.

(c)

Upon hire, the Company provides to all full-time employees in the plan, including our NEOs, up to 100% of the first 4% of pay contributed and 50% of the next 2% of pay contributed. An employee must save at least 6% to get the full match (5%) under the Company’s 401(k) Plan.

(d)

Valley established the Deferred Compensation Plan in 2023, as amended in 2025, for the benefit of certain eligible employees, see “Deferred Compensation Plan” under “Nonqualified Deferred Compensation” below. If the NEO utilizes the Company’s 401(k) Plan to the maximum, for amounts over the maximum compensation amount allowed under the 401(k) Plan, the NEO may elect to defer 5% of the excess and the Company will match that deferral compensation.

(e)	Group Term Life Insurance (“GTL”) represents the taxable amount for over $50,000 of life insurance for benefits equal to two times salary. This benefit is provided to all full-time employees.

Grants of Plan-Based Awards

	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Possible Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock (#)(1)	Grant Date Fair Value of Stock Awards(2) ($)
Name	Grant Date		Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Ira Robbins	2/23/2026		$1,470,000	$2,940,000	—	—	—	—	—
	2/23/2026		—	—	82,119	164,237	328,474	—	$2,374,867
	2/23/2026		—	—	—	—	—	109,492	1,462,800

Travis Lan	2/23/2026		480,000	960,000	—	—	—	—	—
	2/23/2026		—	—	17,965	35,929	71,858	—	519,535
	2/23/2026		—	—	—	—	—	23,953	320,000

Gino Martocci	4/01/2025	(3)			46,401	92,801	185,602		916,316
	4/01/2025	(3)						30,934	275,000
	4/01/2025							22,498	200,000
	2/23/2026		850,000	1,700,000	—	—	—	—	—
	2/23/2026				24,701	49,402	98,804		714,354
	2/23/2026							32,935	440,000

Patrick D. Smith	10/01/2025	(3)						103,774	1,100,000
	2/23/2026		750,000	1,500,000	—	—	—	—	—
	2/23/2026		—	—	22,456	44,911	89,822	—	649,412
	2/23/2026		—	—	—	—	—	29,941	400,000

Russell Barrett	2/23/2026		650,000	1,300,000	—	—	—	—	—
	2/23/2026		—	—	17,965	35,929	71,858	—	519,535
	2/23/2026		—	—	—	—	—	23,953	320,000

(1)

Represents the target and maximum non-equity incentive compensation amounts for performance during 2025. The Compensation Committee set target awards under our non-equity incentive program for 2025 as follows: Mr. Robbins as CEO, 140% of salary; Mr. Lan, 80%, and Messrs. Martocci, Smith, and Barrett 100% of salary. Awards were paid based upon achievement of Company and individual goals. See “Compensation Discussion and Analysis” beginning on page 43 of this Proxy Statement for information regarding our non-equity incentive awards. The Compensation Committee awarded each NEO the cash amount reflected in the

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“Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for 2025. The Compensation Committee also granted each NEO awards under the 2023 ICP in the form of time-based RSUs (reported above under “All Other Stock Awards: Number of Shares of Stock”) and in the form of performance-based RSUs (reported above under “Estimated Possible Payouts Under Equity Incentive Plan Awards”). The threshold amounts reported above for the performance-based RSU awards represent the number of shares that would be earned based on achievement of threshold amounts under both the GITBV and relative TSR performance metrics measured over the cumulative three-year performance period. Actual value realized from the performance-based RSUs awards, if any, will depend on our level of achievement of the relative TSR and GITBV performance goals and the resulting number of shares earned, if any, as well as our stock price on the date of vesting. If threshold performance metrics are not achieved, there will be zero payout of these awards. See “Compensation Discussion and Analysis” for information regarding these time-based RSUs and performance-based RSU awards.

(2)	See grant date fair value details under footnote (2) of the Summary Compensation Table above.

(3)

New hire, promotion and other special one-time grants are made once per month on the first trading day of the month. In anticipation of his appointment, Mr. Martocci’s awards granted in 2025 were approved by the Committee on February 18, 2025 with an effective date of April 1, 2025, following his March 31, 2025 start date with the Company. Mr. Smith’s award granted in 2025 was approved by the Committee on May 2, 2025 with an effective date of October 1, 2025, following his September 2, 2025 start date with the Company.

Restrictions on performance-based awards lapse based on achievement of the performance goals set forth in the performance-based RSU award agreement. Any shares earned based on achievement of the specific performance goals vest following the completion of the three-year performance period and the Compensation Committee’s approval of the level of performance achievement. Restrictions on time-based RSU awards lapse at the rate of 33% per year commencing with the first year after the date of grant.

Dividends are credited on RSUs at the same time and in the same amount as dividends paid to all other common shareholders. Credited dividends are accumulated and paid upon vesting and are subject to the same time-based and performance-based restrictions as the underlying units. Upon a “change in control,” as defined in the 2023 ICP, following qualifying termination of employment, all restrictions on shares of time-based RSUs will lapse and restrictions on shares of performance-based RSUs will lapse at target, unless otherwise provided in the grant agreement.

The per share grant date fair values under ASC Topic 718 of each share underlying time-based and performance-based RSUs (with no market condition vesting requirement) was $13.36 per share awarded on February 23, 2026. Performance-based RSUs with market condition vesting requirements (i.e., TSR) awarded on February 23, 2026, had a per share grant date fair value of $16.11.

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Outstanding Equity Awards at Fiscal Year-End

The table below represents restricted stock and RSU awards outstanding for each NEO as of December 31, 2025 (including February 18, 2026 awards which were granted based on 2025 performance).

		Option Awards					Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Plan Awards: Number of Unearned Shares or Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units That Have Not Vested(2) ($)

Ira Robbins	2/23/2026	—	—	—	—	109,492	$1,278,867	328,474	$3,836,576
	2/18/2025	—	—	—	—	79,820	932,298	478,916	5,593,739
	2/20/2024	—	—	—	—	61,693	720,574	555,230	6,485,086
	2/22/2023	—	—	—	—	20,275	236,812	364,934	4,262,429

Total awards						271,280	$3,168,551	1,727,554	$20,177,830

Travis Lan	2/23/2026	—	—	—	—	23,953	$279,771	71,858	$839,301
	2/18/2025	—	—	—	—	15,688	183,236	31,376	366,472
	8/1/2024	—	—	—	—	19,842	231,755
	2/20/2024	—	—	—	—	9,793	114,382	29,378	343,135
	2/22/2023					2,937	34,304	16,780	195,990

Total awards						72,213	$843,448	149,392	$1,744,898

Gino Martocci	2/23/2026	—	—	—	—	32,935	$384,681	98,804	$1,154,031
	4/1/2025	—	—	—	—	22,498	262,777
	4/1/2025	—	—	—	—	30,934	361,309	185,602	2,167,831

Total awards						86,367	$1,008,767	284,406	$3,321,862

Patrick D. Smith	2/23/2026	—	—	—	—	29,941	$349,711	89,822	$1,049,121
	10/1/2025	—	—	—	—	103,774	1,212,080

Total awards						133,715	$1,561,791	89,822	$1,049,121

Russell Barrett	2/23/2026	—	—	—	—	23,953	$279,771	71,858	$839,301
	2/18/2025	—	—	—	—	15,688	183,236	94,128	1,099,415
	2/20/2024					9,793	114,382	88,132	1,029,382
	2/22/2023					2,098	24,505	37,752	440,943
	2/24/2020	90,537	—	$8.47	2/24/2027

Total awards						51,532	$601,894	291,870	$3,409,041

(1)

Restrictions on time-based RSU awards (reported above under “Number of Shares or Units of Stock That Have Not Vested”) lapse at the rate of 33% per year commencing with the first year after the date of grant, with the exception of Mr. Martocci’s sign-on RSU grant which cliff vests on the third anniversary of the grant date. Restrictions on performance-based RSU awards (reported above under “Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested”) lapse based on achievement of the performance goals set forth in the award agreement. Dividends are credited on these awards at the same time and in the same amount as dividends paid to all other common shareholders. Credited dividends are accumulated and paid upon vesting and are subject to the same time-based or performance-based restrictions as the underlying RSU.

The award amount in the “Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested” column represents the number of shares that may be earned based on maximum performance achievement over the cumulative three-year performance period with respect to both the GITBV and TSR performance metrics, for the February 22, 2023 award, February 20, 2024 award, February 18, 2025 award, and February 23, 2026 award.

(2)	At per share closing market price of $11.68 as of December 31, 2025.

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Stock Vested

The table below sets forth the time-based RSU awards held by our NEOs that vested in 2025, as well as performance-based RSU awards which vested in early 2026 based on the three-year performance period ended December 31, 2025, and the value realized upon vesting. None of our NEOs exercised any options in 2025.

Name	Number of Shares Acquired Upon Vesting (#)	Value Realized on Vesting ($)*

Ira Robbins	126,421	$1,485,316

Travis Lan	22,541	230,240

Gino Martocci	—	—

Patrick D. Smith	—	—

Russell Barrett	14,511	166,602

*	Value realized upon vesting of RSU awards is calculated by multiplying the number of RSUs that vested by the fair market value of the underlying shares on the vesting date.

This amount includes the value attributable to the vesting of performance-based RSU awards granted on February 22, 2023 for Mr. Robbins (60,295 shares), Mr. Lan (2,772 shares), and Mr. Barrett (6,237 shares), These shares vested based on the achievement of the GITBV performance goals set forth in the award agreement measured over the three-year performance period ended December 31, 2025.

Dividends are credited on time-based and performance-based RSU awards at the same time and in the same amount as dividends paid to all other common shareholders. Credited dividends are accumulated and paid upon vesting and are subject to the same time-based or performance-based restrictions as the underlying RSUs.

Pension Benefits

Pension Plan. Valley maintains a non-contributory, defined benefit pension plan (the “Pension Plan”) which was frozen effective January 1, 2014. The annual retirement benefit under the Pension Plan generally was (i) 0.85% of the employee’s average final compensation up to the employee’s average social security wage base plus (ii) 1.15% of the employee’s average final compensation in excess of the employee’s average social security wage base up to the annual compensation limit under the law, (iii) multiplied by the years of credited service (up to a maximum of 35 years). An employee’s “average final compensation” is the employee’s highest consecutive five-year average of the employee’s annual salary. Employees hired on or after July 1, 2011, including Mr. Lan, Mr. Martocci, Mr. Smith, and Mr. Barrett, were not eligible to participate in the Pension Plan. As a result of amendments to the Pension Plan adopted in 2013, participants will not accrue further benefits and their pension benefits will be determined based on their compensation and service up to December 31, 2013.

Benefit Equalization Plan. Valley maintains a Benefit Equalization Plan (“BEP”) which provides retirement benefits in excess of the amounts payable from the Pension Plan for certain highly compensated executive officers, which was frozen effective January 1, 2014. Benefits are generally determined as follows: (i) the benefit calculated under Valley pension plan formula without regard to the limits on recognized compensation and maximum benefits payable from a qualified defined benefit plan, minus (ii) the individual’s pension plan benefit. Mr. Robbins is a participant in the BEP. Executives hired on or after July 1, 2011, including Mr. Lan, Mr. Martocci, Mr. Smith and Mr. Barrett, are not participants in the BEP. As a result of amendments to the BEP adopted in 2013, participants will not accrue further benefits and their benefits will be determined based on their compensation for service and years of service up to December 31, 2013. Benefits under the BEP will not increase for any pay or service earned after such date except participants may be granted up to three additional years of service if employment is terminated in the event of a CIC. The table below sets forth each pension plan that the NEO participates in, the number of years of credited service and the present value of accumulated benefits as of December 31, 2025.

Name	Plan Name	# of Years Credited Service	Present Value of Accumulated Benefits ($)

Ira Robbins	Pension Plan	16	$433,302

	BEP	16	180,757

Present values of the accumulated benefits under the BEP and Pension Plan were determined as of January 1, 2026 based upon the accrued benefits under each plan as of December 31, 2025 and valued in accordance with the following principal actuarial assumptions: (i) post-retirement mortality in accordance with the Pri-2012 White Collar Tables (base year 2006), projected generationally with Scale MP-2021, (ii) interest at an annual effective rate of 5.53% for the Pension Plan and 5.55% for the BEP,

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compounded annually, (iii) retirement at the earliest age (subject to a minimum age of 55 and a maximum age equal to the greater of 65 and the participant’s age on January 1, 2025) at which unreduced benefits would be payable assuming continuation of employment and (iv) for the BEP payment is based on an election by the participant and for the Pension Plan it is assumed that 60% of male participants will elect a joint and two-thirds survivor annuity and 40% will elect a straight life annuity.

Early Retirement Benefits. An NEO’s accrued benefits under the Pension Plan and BEP are payable at age 65, the individual’s normal retirement age. If an executive terminates employment after both attainment of age 55 and completion of 10 years of service, he is eligible for early retirement. Upon early retirement, an executive may elect to receive his accrued benefit unreduced at age 65 or, alternatively, to receive a reduced benefit commencing on the first day of any month following termination of employment and prior to age 65. The amount of reduction is 0.5% for each of the first 60 months and 0.25% for each of the next 60 months that benefits commence prior to the executive’s normal retirement date (resulting in a 45% reduction at age 55, the earliest retirement age under the plans). However, there is no reduction for early retirement prior to the normal retirement date if the sum of the executive’s age and years of vested service at the benefit commencement date equals or exceeds 80.

Late Retirement Benefits. Effective December 31, 2013, the BEP was amended to specify the manner in which actuarial increases would be applied to benefits for executives postponing retirement beyond April 1st of the year in which the executive reaches age 70 1⁄2.

Nonqualified Deferred Compensation

Deferred Compensation Plan. Valley established the Deferred Compensation Plan for the benefit of certain eligible employees in 2023, which was amended in December 2025. The Deferred Compensation Plan is maintained for the purpose of providing deferred compensation for selected employees participating in the 401(k) Plan whose contributions are limited as a result of the limitations on the amount of compensation which can be taken into account under the 401(k) Plan. Each of our NEOs, with the exception of Mr. Smith, participated in the Deferred Compensation Plan in 2025. Under the 401(k) Plan, Valley matches the first 4% of salary contributed by an employee each pay period, and 50% of the next 2% of salary contributed, for a maximum matching contribution of 5%, with an annual limit of $17,500 in 2025.

Participant Deferral Contributions. Each participant in the Deferred Compensation Plan is permitted to defer, for that calendar year, up to 5% of the portion of the participant’s salary and cash bonus above the limit in effect for that calendar year under the Company’s 401(k) Plan. The Compensation Committee has the authority to change the deferral percentage, but any such change only applies to calendar years beginning after such action is taken by the Compensation Committee. No deferrals may be taken until a participant’s salary and bonus for such calendar year is in excess of the limit in effect under the Company’s 401(k) Plan.

Company Matching Contributions. Each calendar year, it is expected the Company will match 100% of a participant’s deferral contributions under the Deferred Compensation Plan that do not exceed 5% of the participant’s salary and bonus. A participant vests in the Company matching contribution after two years of continuous employment at the Company.

Earnings on Deferrals. Participants’ deferral contributions and company matching contributions will be adjusted at the end of each calendar year by an earnings factor, which for 2025 was an amount equal to the one-month Secured Overnight Financing Rate average for the applicable calendar year plus the Alternative Reference Rates Committee spread adjustment of 11.448 basis points plus 300 basis points, multiplied by the balance in the participant’s notional account at the end of the calendar year. Based on this earnings factor, a portion of the earnings under the Deferred Compensation Plan is considered “above-market,” which is defined under SEC rules as interest which exceeds 120% of the applicable federal long-term rate, with compounding at the rate that corresponds to the rate under the plan at the time the interest rate is set. The Compensation Committee sets the earnings factor each year.

Amount, Form and Time of Payment. The amount payable to the participant will equal the amount credited to the participant’s account as of his or her separation from service with Valley, net of all applicable employment and income tax withholdings. The benefit will be paid to the participant, depending on their election, either in installments or a single lump sum six months following the earlier to occur of the participant’s separation from service with Valley or the date of a CIC, and will represent a complete discharge of any obligation under the Deferred Compensation Plan.

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The table below sets forth each NEO’s Deferred Compensation Plan activity during 2025 and in the aggregate:

Name	NEO Contribution in 2025	Valley’s Contribution in 2025*	Aggregate Earnings in 2025*	Aggregate Withdrawals/ Distribution	Aggregate Balance at 12/31/2025

Ira Robbins	$89,022	$89,023	$124,008	—	$1,817,588

Travis Lan	12,489	12,489	2,646	—	38,779

Gino Martocci	13,885	13,885	2,033	—	29,803

Patrick D. Smith	—	—	—	—	—

Russell Barrett	25,915	25,915	10,632	—	155,840

*

Valley’s matching contributions and the NEO’s above-market earnings (as defined by SEC rules) under the Deferred Compensation Plan in 2025 are included in the Summary Compensation Table above under “All Other Compensation” and “Change in Pension Value and Non-Qualified Deferred Compensation Earnings,” respectively.

Other Potential Post-Employment Payments

Historically, Valley and the Bank have been parties to severance and CIC arrangements with certain of our NEOs. In December 2024, the Board, upon the recommendation of the Compensation Committee, adopted the Valley National Bank Executive Severance Plan (“Executive Severance Plan” or the “Plan”), effective January 1, 2025, providing for severance benefits in both CIC and non-CIC scenarios with the intention of phasing out the Company’s past practice of entering into individual severance and/or CIC agreements. The following discussion describes the Executive Severance Plan and those individual agreements that currently remain in place.

Executive Severance Plan. Employees at the level of President, SEVP and EVP are eligible to participate in the Executive Severance Plan, effective January 1, 2025. To participate in the Plan, an employee must be designated by the Compensation Committee as a participant and must sign a participation agreement agreeing to abide by the terms and conditions of the Plan, including the restrictive covenants therein. Of our NEOs, Mr. Lan, Mr. Martocci, Mr. Smith, and Mr. Barrett are current participants in the Plan. Mr. Robbins remains covered by his individual severance and CIC agreements.

The Executive Severance Plan provides for the following severance benefits:

Termination Without Cause/Good Reason — Non-CIC. Upon a termination by the Company without cause or by the participant for good reason outside of the two-year period following a CIC, a participant:

•	At the level of President is entitled to a lump sum cash payment equal to two times (2x) base salary plus one times (1x) target bonus plus a prorated target bonus for the year of termination, as well as a lump sum cash payment representing COBRA premiums less required employee contributions for a two-year period; and

•	At the level of SEVP is entitled to a lump sum cash payment equal to one times (1x) base salary plus one times (1x) target bonus plus a prorated target bonus for the year of termination, as well as a lump sum cash payment representing COBRA premiums less required employee contributions for a one-year period.

Under the Plan, “cause” generally means participant’s willful and continued failure to perform his or her duties or to comply with any valid and legal directive of his or her supervisor, the CEO or the Board; the willful engaging in dishonesty, illegal conduct or misconduct which causes, or is reasonably likely to cause, material injury to the Company; the participant’s embezzlement, misappropriation or fraud; the participant’s conviction of, or plea of guilty or nolo contendere to, a crime that constitutes a felony, or a misdemeanor involving moral turpitude; or any failure to comply with a material provision of the Company’s written policies, including those related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct which causes material injury to the Company.

Under the Plan, outside of the two-year period following a CIC, “good reason” generally means: a material reduction of base salary or (target bonus percentage; the transfer to another geographic location more than 35 miles from the participant’s present office location which materially increases his or her travel time from his or her then-current residence; or any purported termination of participant’s employment which is not effected pursuant to all of the requirements of the Executive Severance Plan.

Termination Without Cause/Good Reason – CIC. Upon a termination by the Company without cause or by the participant for good reason during the two-year period following a CIC (the “Covered Period”), a participant at the level of President or SEVP is entitled to a lump sum cash payment equal to two times (2x) base salary plus two times (2x) target bonus, as well as a lump sum cash payment representing COBRA premiums less required employee contributions for a two-year period.

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During the Covered Period, the Plan generally provides that the Company will maintain participants’ base salary, target bonus percentage and benefits entitlement, including perquisites, on at least the same level that was in effect on the date of the CIC.

Under the Plan, “cause” has the meaning described above under “Termination Without Cause/Good Reason – Non-CIC.” Under the Plan during the Covered Period, “good reason” generally means: a material reduction of base salary or target bonus percentage; the transfer to another geographic location more than 35 miles from the participant’s present office location which materially increases his or her travel time from his or her then-current residence; the assignment of any duties materially and adversely inconsistent with, or a material reduction of functions associated with participant’s position; the material reduction in the employment benefit plans, programs or arrangements in which the participant participated in, taken as a whole; or any failure by the Company to obtain an agreement from any successor to assume and agree to perform the obligations under the Plan; or any purported termination of participant’s employment which is not effected pursuant to the requirements of the Plan.

Death and Disability. Upon termination due to death or disability (as defined in the Plan), a participant is entitled to a prorated target bonus for the year of termination.

Upon a termination of employment, equity awards will be treated in accordance with their terms.

If a 280G excise tax is triggered by payments and benefits in connection with a CIC, the participant will be entitled to either (i) full severance benefits under the Plan with the participant responsible for all taxes or (ii) full benefits cut back to a lesser amount that would not trigger excise tax, whichever amount would result in the participant receiving the greatest amount of aggregate benefits on an after-tax basis.

The Plan requires each participant to abide by non-solicitation, non-disparagement and non-disclosure provisions and provides for applicable exceptions to the non-disclosure provisions to comply with the whistleblower and cooperation rules of the SEC and other governmental authorities. Entitlement to severance benefits under the Plan is conditioned upon the participant’s release of claims in favor of the Company.

The Compensation Committee may amend or terminate the Plan at any time prior to a CIC (i) with the advance written consent of the affected participants or (ii) without the advance written consent of the affected participants by providing at least 12 months’ prior written notice to each participant, provided no amendment or termination of the Plan may become effective during the Covered Period.

Severance Agreement. Only one of our executives, Mr. Robbins, has an individual severance agreement which provides enhanced severance protection outside of a CIC scenario. Our other executives are entitled to severance benefits under our severance plan that is generally available to all eligible employees, with the exception of those executives who are participants in the Executive Severance Plan.

Mr. Robbins’ severance agreement provides for the following severance benefits in the event of termination of employment without cause:

•	A lump sum payment equal to (i) twenty-four months of base salary as in effect on the date of termination plus (ii) one times his most recent annual cash bonus, and (iii) a fraction of his most recent annual cash bonus calculated based on the number of months employed in the year of termination;

•	A lump sum cash payment in place of medical benefits equal to 125% of total monthly premium payments under COBRA reduced by the amount of the required employee contribution, multiplied by 36; and

•	A lump sum life insurance benefit equal to 125% of our share of the premium for three years of coverage, based on the coverage and rates in effect on the date of termination.

No severance payment is made under the severance agreement if Mr. Robbins receives severance under his CIC agreement (described below).

For the purpose of the severance agreement, “cause” means willful and continued failure to perform employment duties after written notice specifying the failure, willful misconduct causing material injury to us that continues after written notice specifying the misconduct, or a criminal conviction (other than a traffic violation), drug abuse or, after a written warning, alcohol abuse or excessive absence for reasons other than illness.

Under this agreement, Mr. Robbins is restricted from competing with us in certain states during the term of his employment and for a period after termination of his employment.

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Change in Control Agreements. Mr. Robbins also has a CIC agreement. Under his CIC agreement, if he is terminated without “cause” or resigns for “good reason” following a “change in control” (as such terms are defined in the CIC agreement) during the contract period (which is defined as the period beginning on the day prior to the CIC and ending on the earlier of (i) the third anniversary of the CIC or (ii) death), Mr. Robbins would receive a lump sum cash payment equal to three times (3x) the sum of salary and the highest non-equity incentive received in the three years prior to the CIC.

He would also receive a lump sum cash payment in place of medical and dental benefits equal to three times (3x) his aggregate annual premium amounts minus any required employee contribution, each as in effect at the time of termination. The CIC agreement also provides for a lump sum cash payment upon termination due to death or disability during the contract period equal to one-twelfth of Mr. Robbins’ highest base salary in the three years prior to the CIC.

280G Excise Tax – Net Best Provision. Valley has adopted a policy prohibiting tax “gross-up” payments. None of our executive officers are entitled to receive tax gross-up payments under the Executive Severance Plan or any CIC agreement. Each of our NEOs has a net best provision in either their CIC agreement or under the Executive Severance Plan whereby they would be entitled to the greater after-tax benefit of either: (i) their full CIC payments and benefits less any 280G excise tax, the payment of which would be their responsibility, or (ii) their CIC payments and benefits cut back to the amount that would not result in 280G excise tax.

Equity Award Acceleration. In the event of a termination of employment as a result of death, all restrictions on an NEO’s equity awards will immediately lapse (for performance-based RSUs, all restrictions will lapse with respect to the target amount of shares).

In the case of retirement (as defined), all restrictions will lapse on outstanding time-based RSU awards and performance-based RSU awards will remain outstanding and vest in accordance with the original vesting schedule based on actual performance. However, awards outstanding for less than one year at the time of retirement will be pro-rated based on the number of months the award was outstanding divided by 12, and the pro rata amount will remain outstanding and continue to vest as described above.

In the event of a CIC, if the NEO within two years thereafter resigns for good reason or is terminated without cause, the NEO’s outstanding equity awards will vest (for performance-based RSUs, all restrictions will lapse with respect to the target amount of shares).

Upon termination of employment for any other reason (other than termination due to disability which may be treated differently), NEOs will forfeit all unvested equity awards unless otherwise provided.

Pension Plan Payments. The present value of the benefits to be paid to Mr. Robbins following termination of employment over his estimated lifetime is set forth in the Severance Benefits Table below. Mr. Robbins receives three years additional service under the BEP upon termination without cause or resignation for good reason occurring during his CIC contract period. Present values of the BEP and Pension Plan were determined as of January 1, 2026 based on Pri-2012 White Collar Tables projected generationally with Scale MP-2021, and interest at an annual effective rate of 5.53% for the Pension Plan and 5.55% for the BEP, compounded annually.

Severance Benefits Table

The tables set forth below illustrate the severance amounts and benefits that would be paid to each of the current NEOs, if the NEO had terminated employment with the Bank on December 31, 2025, the last business day of the most recently completed fiscal year, under each of the following retirement or termination circumstances: (i) death; (ii) dismissal for cause, (iii) retirement or resignation; and (iv) dismissal without cause or resignation for good reason following a CIC of Valley on December 31, 2025. Upon dismissal for cause, the NEOs would receive only their salary through the date of termination and their vested BEP and pension benefits. These payments are considered estimates as of specific dates as they contain some assumptions regarding stock price, life expectancy, salary and non-equity incentive compensation amounts and income tax rates and laws.

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	$		$		$		$		$
Ira Robbins
Executive Benefits and Payments Upon Termination	Death		Dismissal for Cause		Retirement or Resignation		Dismissal w/o Cause		Dismissal w/o Cause or Resignation for Good Reason Following CIC

Amounts Payable in full on indicated date of termination

Severance – Salary Component(1)		—		—		—		$2,100,000		$3,000,000	(5)

Severance – Non-Equity Incentive		—		—		—		$2,160,900		$4,387,500

Time-Based RSU Awards(2)		$1,889,684		—		$1,734,301		—		$1,889,684

Performance-Based RSU Awards(3)		$8,170,627		—		—		—		$8,170,627

Deferred Compensation		$1,817,588		$1,817,588		$1,817,588		$1,817,588		$1,817,588

Welfare Benefits Lump Sum Payment		$73,887		—		—		$73,887		$53,022

Automobile & Club Dues(4)		—		—		—		—		$178,767

“Parachute Penalty” Tax Gross Up		N/A		N/A		N/A		N/A		N/A

Sub Total:		$11,951,786		$1,817,588		$3,551,889		$6,152,375		$19,497,188

Present Value of Annuities commencing on indicated date of termination

Benefit Equalization Plan		—		—		—		—		$46,808

Pension		$229,885		$229,885		$229,885		$229,885		$229,885

Total:		$12,181,671		$2,047,473		$3,781,774		$6,382,260		$19,773,881

	$		$		$		$		$
Travis Lan
Executive Benefits and Payments Upon Termination	Death		Dismissal for Cause		Retirement or Resignation		Dismissal w/o Cause		Dismissal w/o Cause or Resignation for Good Reason Following CIC

Amounts Payable in full on indicated date of termination

Severance – Salary Component		—		—		—		$500,000		$1,000,000

Severance – Non-Equity Incentive		$400,000		—		—		$800,000		$800,000

Time-Based RSU Awards(2)		$563,677		—		$533,137		—		$563,677

Performance-Based RSU Awards(3)		$452,799		—		—		—		$452,799

Deferred Compensation		$38,779		$38,779		$38,779		$38,779		$38,779

Welfare Benefits Lump Sum Payment		—		—		—		$25,590		$51,180

Automobile & Club Dues(4)		—		—		—		—		$24,000

“Parachute Penalty” Tax Gross Up		N/A		N/A		N/A		N/A		N/A

Sub Total:		$1,455,255		$38,779		$571,916		$1,364,369		$2,930,435

Present Value of Annuities commencing on indicated date of termination

Benefit Equalization Plan		N/A		N/A		N/A		N/A		N/A

Pension		N/A		N/A		N/A		N/A		N/A

Total:		$1,455,255		$38,779		$571,916		$1,364,369		$2,930,435

68	2026 Proxy Statement

ITEM 2: ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

	$		$		$		$		$
Gino Martocci
Executive Benefits and Payments Upon Termination	Death		Dismissal for Cause		Retirement or Resignation		Dismissal w/o Cause		Dismissal w/o Cause or Resignation for Good Reason Following CIC

Amounts Payable in full on indicated date of termination

Severance – Salary Component		—		—		—		$850,000		$1,700,000

Severance – Non-Equity Incentive		$850,000		—		—		$1,700,000		$1,700,000

Time-Based RSU Awards(2)		$624,086		—		$416,057		—		$624,086

Performance-Based RSU Awards(3)		$1,083,916		—		—		—		$1,083,916

Deferred Compensation		$29,803		$29,803		$29,803		$29,803		$29,803

Welfare Benefits Lump Sum Payment		—		—		—		$25,590		$51,180

Automobile & Club Dues(4)		—		—		—		—		$71,810

“Parachute Penalty” Tax Gross Up		N/A		N/A		N/A		N/A		N/A

Sub Total:		$2,587,805		$29,803		$445,860		$2,605,393		$5,260,795

Present Value of Annuities commencing on indicated date of termination

Benefit Equalization Plan		N/A		N/A		N/A		N/A		N/A

Pension		N/A		N/A		N/A		N/A		N/A

Total:		$2,587,805		$29,803		$445,860		$2,605,393		$5,260,795

	$		$		$		$		$
Patrick D. Smith
Executive Benefits and Payments Upon Termination	Death		Dismissal for Cause		Retirement or Resignation		Dismissal w/o Cause		Dismissal w/o Cause or Resignation for Good Reason Following CIC

Amounts Payable in full on indicated date of termination

Severance – Salary Component		—		—		—		$750,000		$1,500,000

Severance – Non-Equity Incentive		$750,000		—		—		$1,500,000		$1,500,000

Time-Based RSU Awards(2)		$1,212,080		—		$202,013		—		$1,212,080

Performance-Based RSU Awards(3)		—		—		—		—		—

Deferred Compensation		—		—		—		—		—

Welfare Benefits Lump Sum Payment		—		—		—		$26,730		$53,460

Automobile & Club Dues(4)		—		—		—		—		$9,600

“Parachute Penalty” Tax Gross Up		N/A		N/A		N/A		N/A		N/A

Sub Total:		$1,962,080		—		$202,013		$2,276,730		$4,275,140

Present Value of Annuities commencing on indicated date of termination

Benefit Equalization Plan		N/A		N/A		N/A		N/A		N/A

Pension		N/A		N/A		N/A		N/A		N/A

Total:		$1,962,080		—		$202,013		$2,276,730		$4,275,140

69	2026 Proxy Statement

ITEM 2: ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

	$		$		$		$		$
Russell Barrett
Executive Benefits and Payments Upon Termination	Death		Dismissal for Cause		Retirement or Resignation		Dismissal w/o Cause		Dismissal w/o Cause or Resignation for Good Reason Following CIC

Amounts Payable in full on indicated date of termination

Severance – Salary Component		—		—		—		$650,000		$1,300,000

Severance – Non-Equity Incentive		$650,000		—		—		$1,300,000		$1,300,000

Time-Based RSU Awards(2)		$322,123		—		$291,583		—		$322,123

Performance-Based RSU Awards(3)		$1,284,870		—		—		—		$1,284,870

Deferred Compensation		$155,840		$155,840		$155,840		$155,840		$155,840

Welfare Benefits Lump Sum Payment		—		—		—		$26,730		$53,460

Automobile & Club Dues(4)		—		—		—		—		$28,800

“Parachute Penalty” Tax Gross Up		N/A		N/A		N/A		N/A		N/A

Sub Total:		$2,412,833		$155,840		$447,423		$2,132,570		$4,445,093

Present Value of Annuities commencing on indicated date of termination

Benefit Equalization Plan		N/A		N/A		N/A		N/A		N/A

Pension		N/A		N/A		N/A		N/A		N/A

Total:		$2,412,833		$155,840		$447,423		$2,132,570		$4,445,093

(1)

Under his CIC Agreement, in case of death or disability, Mr. Robbins would receive a cash payment of $87,500 which represents one twelfth of his highest annual salary (including any 401(k) Plan or DCP deferral) paid in any of the three calendar years immediately prior to the CIC.

(2)

For time-based RSU awards, all restrictions on such awards lapse upon retirement, with the exception of those RSUs that have been outstanding for less than a year at retirement, in which case, a pro-rated number of such RSUs vest based on the portion of the vesting year that the RSU is outstanding prior to retirement.

(3)

Upon retirement, all performance-based RSUs (or in the case of performance-based RSUs that have been outstanding for less than a year at retirement, a pro-rated number of such RSUs determined in the same manner as referenced above) remain outstanding and vest, if at all, subject to performance achievement.

(4)

Upon death, unearned performance-based RSU awards immediately vest at the target amount. Upon a dismissal without cause or resignation for good reason following a CIC, unearned performance-based RSU awards immediately vest at the target amount or other amount specified in the award agreement; for purposes of this table, vesting at target is assumed,

(5)	Represents the continuation of the personal use of a company-owned vehicle or monthly auto allowance, as applicable, and membership in a country club through the contract period following the CIC.

(6)

The individual CIC agreement and the Executive Severance Plan, effective January 1, 2025, include Section 280G net best provisions. The amount set forth in the table does not reflect any potential reduction to avoid application of Sections 280G and 4999 of the Internal Revenue Code.

70	2026 Proxy Statement

ITEM 2: ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

Pay Versus Performance
The table below reports the compensation of our CEO and the average compensation of the other NEOs as reported in the Summary Compensation Table for the past five fiscal years, as well as their “compensation actually paid” (or “CAP”) as calculated pursuant to recently adopted SEC rules, and certain performance measures required by the rules.

			Average Summary Compensation Table Total for Non-CEO Named Executive Officers($) (2)	Average Compensation Actually Paid to Non-CEO Named Executive Officers ($) (2)(3)	Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for CEO ($) (1)	Compensation Actually Paid to CEO ($) (1)(3)			Total Shareholder Return ($)	Peer Group Total Shareholder Return ($) (4)	Net Income ($) (millions)	Growth in Tangible Book Value (%) (5)

2025	$6,966,119	$8,347,868	$2,917,088	$2,509,579	$149	$153	$598	11.20%

2024	$6,105,068	$3,445,395	$1,617,655	$1,433,141	$110	$143	$380	8.64%

2023	$5,416,463	$5,782,420	$1,789,482	$1,987,653	$125	$127	$499	13.45%

2022	$6,010,335	$4,461,048	$2,609,674	$2,462,181	$124	$127	$569	17.47%

2021	$5,349,830	$7,640,559	$1,789,527	$2,707,854	$146	$137	$474	16.23%

(1)	Reflects compensation for Ira Robbins, who served as our CEO in 2021, 2022, 2023, 2024, and 2025.

(2)	Reflects compensation for our other NEOs as follows:

•	2021: Michael D. Hagedorn, Thomas A. Iadanza, Ronald H. Janis and Joseph V. Chillura

•	2022: Michael D. Hagedorn, Thomas A. Iadanza, Raja A. Dakkuri and Joseph V. Chillura

•	2023: Michael D. Hagedorn, Thomas A. Iadanza, Raja A. Dakkuri and Joseph V. Chillura
•	2024: Michael D. Hagedorn, Travis Lan, Thomas A. Iadanza, Jospeh v. Chillura, and Russell Barrett.

•	2025: Travis Lan, Gino Martocci, Patrick D. Smith, and Russell Barrett.

(3)	To calculate CAP for our CEO and other NEOs, the following adjustments were made to Summary Compensation Table total pay:

	CEO					Other NEO Average
Adjustments	2025	2024	2023	2022	2021	2025	2024	2023	2022	2021

Summary Compensation Table Total	$6,966,119	$6,105,068	$5,416,463	$6,010,335	$5,349,830	$2,917,088	$1,617,655	$1,789,482	$2,609,674	$1,789,527

Deduction for amount reported in “Stock Awards” column of the Summary Compensation Table	$(3,837,667)	$(3,443,405)	$(2,975,661)	$(3,060,578)	$(2,633,731)	$(1,593,538)	$(309,591)	$(619,932)	$(692,591)	$(761,890)

Addition of fair value at fiscal year (FY) end, of equity awards granted during the FY that remained outstanding	$4,395,817	$3,021,568	$2,750,887	$1,921,547	$2,837,919	$1,113,139	$588,063	$622,504	$652,868	$944,088

Addition of change in fair value at FY end versus prior FY end for awards granted in prior FY that remained outstanding	$727,669	$(1,610,197)	$697,863	$(489,698)	$1,929,016	$64,671	$(288,464)	$174,527	$(118,799)	$685,641

Addition of change in fair value at vesting date versus prior FY end for awards granted in a prior FY that vested during the FY	$181,451	$(586,998)	$(50,611)	$79,441	$157,525	$9,079	$(121,746)	$21,072	$11,030	$50,488

Deduction of the fair value at the prior FY end for awards granted in prior FY that failed to meet their vesting conditions	—	—	—	—	—	—	$(44,085)	—	—	—

Deduction for change in pension values reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table	$(85,521)	$(40,641)	$(56,521)	—	—	$(860)	$(8,691)	—	—	—

Compensation Actually Paid (CAP)	$8,347,868	$3,445,395	$5,782,420	$4,461,048	$7,640,559	$2,509,579	$1,433,141	$1,987,653	$2,462,181	$2,707,854

The equity awards included above comprise performance share units and restricted share units granted from 2022 through 2025. The following assumptions underpin the fair value calculations. Measurement date equity fair values are calculated with assumptions derived on a basis consistent with those used for grant date fair value purposes. Restricted stock units are valued based on the stock price on the relevant measurement date. Performance stock units are adjusted to reflect an accrued payout factor consistent with assumptions used for ASC Topic 718 purposes, and the stock price on the relevant measurement date. Stock options are valued using a Black Scholes model as at the relevant measurement date, using assumptions consistent with those used for the grant date fair value purposes.

(4)	Peer Group used for TSR comparisons reflects the KRX Index.

71	2026 Proxy Statement

ITEM 2: ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

(5)
The Company has identified GITBV as the Company-selected measure for the pay versus performance disclosure. GITBV was chosen from among the following three financial performance measures that we believe were most important in linking CAP for our CEO and our Other NEOs to Company performance during 2025:

•	Core Net Income

•	Growth in Tangible Book Value

•	Relative TSR

Further details on these measures and how they are used in our compensation plans can be found in our Compensation Discussion and Analysis in this Proxy Statement.

The Compensation Committee has chosen GITBV over a three-year period because it believes that this metric is a good indicator of the performance and shareholder value creation of a commercial bank, and the Company has received positive feedback from its investors regarding its use of GITBV in the Company’s incentive compensation program. GITBV, when used herein, means year-over-year growth in tangible book value, plus dividends on common stock declared during the year, excluding OCI recorded during the year. The add-back
of dividends allows the Compensation Committee to compare our performance to our peers that pay different amounts of dividends. The exclusion of OCI avoids changes in tangible book value related to accounting mechanics and not viewed as tied to financial performance. Consistent with the terms of the award agreements for performance-based RSUs and the 2023 ICP, the Compensation Committee has the authority to adjust the calculation of the GITBV for certain items that are one-time
in nature. From time to time, the Compensation Committee uses this authority to avoid either rewarding or penalizing executives for certain decisions which may adversely or positively affect the Company’s short-term results. Adjustments to GITBV primarily related to: (i) in 2022, the impacts of the BLUSA acquisition, including adjustments with respect to merger-related charges, the earnings associated with BLUSA in the year of acquisition, and the shares issued in connection with the BLUSA acquisition; (ii) in 2023, the impact of the special assessment implemented by the Federal Deposit Insurance Corporation (the “FDIC special assessment”) and merger related expenses and other merger charges; and (iii) in 2024, the FDIC special assessment.

Compensation Actually Paid Versus Company Performance.
The following charts provide a clear, visual depiction of the relationships between CAP for our CEO and the average
CAP for our
other
NEOs, to aspects of
Valley’s
financial performance.

Compensation Actually Paid versus Total Shareholder Return
Indexed Total Shareholder Return
Compensation Actually Paid ($mm)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
2020
2021
2022
2023
2024
2025
CAP - PEO
CAP - Other NEOs
Company TSR
Peer TSR

Compensation Actually Paid versus Net Income
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Net Income ($mm)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Compensation Actually Paid ($mm)
2020
2021
2022
2023
2024
Axis Title
CAP - PEO
CAP - Other NEOs
Net Income

Compensation Actually Paid versus Growth in Tangible Book Value (%)
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Growth in Tangible Book Value (%)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Compensation Actually Paid ($mm)
2021
2022
2023
2024
2025
CAP - PEO
CAP - Other NEOs
Growth in Tangible Book Value (%)

72	2026 Proxy Statement

ITEM 2: ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

Equity Compensation Plan Information
The table below provides information regarding our equity compensation plans as of December 31, 2025.

Plan Category	Number of Shares to be issued upon exercise of outstanding options and rights*	Weighted average exercise price of outstanding options and rights	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)

Equity compensation plans approved by security holders	10,385,412	$8.15	6,735,687

Equity compensation plans not approved by security holders	—	—	—

Total	10,385,412	$8.15	6,735,687

*	Amount includes 520,639 options outstanding with a weighted average exercise price of $8.15 and 9,864,773 RSUs measured at maximum vesting at December 31, 2025.
CEO Pay Ratio
Under SEC rules, we are required to disclose the pay ratio of our CEO to our median employee. The pay ratio disclosure below is a reasonable estimate calculated in a manner consistent with SEC rules and guidance.
Under SEC rules, companies are permitted to use the same median employee for three years if we reasonably believe no change occurred that would significantly impact the pay ratio. We have selected a new median employee for our 2025 pay ratio disclosure due to changes in our employee population and compensation agreements.
Although we selected a new median employee, our calculation methodology for 2025 was the same methodology used to calculate our previous pay ratio. We identified our median employee by examining the 2025 total
W-2
compensation, including 401(k) Plan deferrals, for all individuals, excluding our CEO, who were employed by us on October 31, 2025. We included all employees, whether employed on a full-time, part-time, temporary, or seasonal basis as of that payroll date. We did not make any assumptions, adjustments, or estimates with respect to such total
W-2
reported compensation. We did not annualize the compensation for any full or part time employees that were not employed by us for all of 2025. We believe the use of total
W-2
compensation, including 401(k) Plan deferrals, for all employees is a consistently applied compensation measure that reasonably
reflects the annual compensation of employees.
We calculated the annual total compensation for the median employee in the same manner we used to determine the annual total compensation of our NEOs for 2025, as set forth in the Summary Compensation Table.
The annual total compensation in 2025 for our median employee using this methodology was $86,396.07.
The annual total compensation in 2025 for our CEO using this methodology is shown in the Summary Compensation Table and was $6,966,119.
The ratio of the annual total compensation of our CEO to the annual total compensation of our median employee in 2025 was 81 to 1.

73	2026 Proxy Statement

ITEM 3: Ratification of the Selection of Independent Registered Public Accounting Firm

In accordance with its charter, the Audit Committee is directly responsible for the selection of the independent registered public accounting firm retained to audit the Company’s financial statements as well as monitoring the performance, qualifications, and independence of that firm. The Audit Committee has selected KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. As a matter of good corporate governance, the Board is requesting that our shareholders ratify KPMG’s appointment. KPMG has served as the Company’s independent registered public accounting firm continuously since 2008. If shareholders do not ratify the appointment of KPMG, the Audit Committee will consider the shareholders’ action in determining whether to appoint KPMG as our independent auditor for 2026.

Before selecting KPMG for 2026, the Audit Committee considered KPMG’s qualifications as an independent registered public accounting firm. This included a review of KPMG’s performance in prior years, its knowledge of the Company and its operations, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under rules of the SEC on auditor independence, including the nature and extent of non-audit services, to ensure that the provision of such services will not impair the independence of the auditors. In addition, the Audit Committee interviews and approves the selection of KPMG’s new lead engagement partner with each rotation.

The fees billed for services rendered to us by KPMG for the years ended December 31, 2025 and 2024 were as follows:

	2025	2024

Audit fees	$2,967,150	$3,620,000

Audit-related fees(1)	$123,000	$105,000

Total	$3,090,150	$3,725,000

(1)	Audit-related fees consist of fees incurred related to U.S. Department of Housing and Urban Development and Uniform Single Attestation Program audits in 2025 and 2024, and issuances of consents in 2025 and 2024.

The Audit Committee maintains a policy concerning the pre-approval of audit and non-audit services to be provided by its independent registered public accountants to Valley. The policy requires that all services to be performed by KPMG, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee. Specific services being provided by the independent accountants are regularly reviewed in accordance with the pre-approval policy. At each subsequent Audit Committee meeting, the Audit Committee receives updates on the services actually provided by the independent registered public accountants, and management may also present additional services for pre-approval.

All services rendered by KPMG are permissible under applicable laws and regulations, and the Audit Committee pre-approved all audit, audit-related, and non-audit services performed by KPMG during fiscal 2025. Representatives of KPMG will be available at the Annual Meeting and will have the opportunity to make a statement and answer appropriate questions from shareholders.

The Audit Committee requests that shareholders ratify the selection of KPMG.

The Board recommends a vote “FOR” the

ratification of the selection of KPMG as Valley’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

74	2026 Proxy Statement

ITEM 3: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of the Audit Committee

February 23, 2026

To the Board of Directors of Valley National Bancorp:

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee, which is composed entirely of independent directors, is responsible for, among other items, oversight of the preparation of the Company’s consolidated financial statements. The Company’s independent registered public accounting firm, KPMG LLP (“KPMG”), performs an annual independent audit of the financial statements and expresses an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

The following is the report of the Audit Committee with respect to the audited financial statements for fiscal year 2025. With respect to fiscal year 2025, the Audit Committee has:

•	Reviewed and discussed Valley’s audited financial statements with management and KPMG;

•	Discussed with KPMG the scope of its services, including its audit plan;

•	Discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission;

•	Received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and discussed with KPMG their independence from management and Valley; and

•	Approved the audit and non-audit services provided during fiscal year 2025 by KPMG.

Based on the foregoing review and discussions, the Audit Committee approved the audited financial statements for inclusion in our Annual Report on Form 10-K for fiscal year 2025.

Pursuant to Section 404 of the Sarbanes-Oxley Act, management is required to prepare as part of the Company’s 2025 Annual Report on Form 10-K, a report by management on its assessment of the Company’s internal control over financial reporting, including management’s assessment of the effectiveness of such internal control. KPMG is also required by Section 404 to prepare and include as part of the Company’s 2025 Annual Report on Form 10-K, the auditors’ attestation report on management’s assessment.

During the course of 2025, management regularly discussed the internal control review and assessment with the Audit Committee, including the framework used to evaluate the effectiveness of such internal control, and at regular intervals updated the Audit Committee on the status of this process and actions taken by management to respond to issues identified during this process. The Audit Committee also discussed this review and assessment with KPMG. Management’s assessment report and the auditor’s attestation report are included as part of the 2025 Annual Report on Form 10-K.

Eric P. Edelstein, Chairman

Kathleen C. Perrott

Suresh L. Sani

Jennifer W. Steans

Carlos J. Vazquez

75	2026 Proxy Statement

Other Information

Information About the Annual Meeting

We are providing this Proxy Statement in connection with the solicitation of proxies by the Board for use at the Annual Meeting and at any adjournment or postponement of the meeting. This year’s Annual Meeting will be held in a virtual format through a live audio webcast.

The Board adopted a virtual-only annual meeting format in 2020 and, based on the success of the virtual format used for each annual meeting of shareholders held since that time, the Board has determined to once again hold a virtual annual meeting. The Board believes that the virtual format provides greater access for shareholders to participate in the Annual Meeting as compared to an in-person meeting held in one geographic location. The virtual meeting format enables consistent opportunities for all shareholders, regardless of their geographic location, to attend the Annual Meeting, thereby facilitating the potential for greater shareholder attendance and engagement.

You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 23, 2026, the record date, or hold a valid proxy for the Annual Meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/VLY2026, you must enter the 16-digit control number found next to the label “Control Number” on your Notice of Internet Availability, proxy card, voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial shareholder, you may contact the bank, broker, or other institution where you hold your account if you have questions about obtaining your control number.

Whether or not you participate in the Annual Meeting, it is important that your shares be part of the voting process. You may log on to www.proxyvote.com and enter your control number.

You will be permitted to submit live questions at the Annual Meeting just as if you were attending a physical meeting. Questions may be submitted starting 15 minutes before the start of the Annual Meeting through www.virtualshareholdermeeting.com/VLY2026. We expect to allow up to 40 minutes to answer questions during the Annual Meeting, including those answered during the “official business” portion of the Annual Meeting and the “Q&A” portion of the Annual Meeting. To allow us to answer questions from as many shareholders as possible, we will limit each shareholder to three questions, one asked with respect to the “official business” portion of the Annual Meeting and two asked with respect to the “Q&A” portion of the Annual Meeting. It will help us if questions are succinct and cover only one topic per question. In addition, Valley will adhere to the following policies:

•

Only questions from shareholders will be answered during the Annual Meeting;

•

Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together;

•

Depending on the volume of questions received, questions submitted will be addressed generally in the order received as time allows; and

•

If the volume of questions exceeds the time allotted for the meeting, responses to such additional questions will be posted on our investor relations’ website and remain posted for at least two weeks.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 15 minutes before the meeting. This Proxy Statement is first being made available to shareholders on or about April 3, 2026.

E-Proxy

Pursuant to the rules of the SEC, we are furnishing our proxy materials to certain shareholders over the internet. Most shareholders are receiving by mail an E-Proxy Notice, which provides general information about the Annual Meeting, the matters to be voted on at the Annual Meeting, the website on which our Proxy Statement and annual report are available for review, printing and downloading, and instructions on how to submit proxy votes. The E-Proxy Notice also provides instructions on how to request a paper copy of the proxy materials and how to elect to receive a paper copy of the proxy materials or electronic copy of the proxy materials by e-mail for future meetings.

76	2026 Proxy Statement

OTHER INFORMATION

Shareholders who are current employees of Valley or who have elected to receive proxy materials via electronic delivery will receive via e-mail the Proxy Statement, 2025 Annual Report to Shareholders and instructions on how to vote. Shareholders who elect to receive paper copies of the proxy materials will receive these materials by mail.

The 2026 E-Proxy Notice, this Proxy Statement, the Company’s 2025 Annual Report to Shareholders and the proxy card or voting instruction form are referred to as our “proxy materials” and are available electronically at the following website: www.proxydocs.com/VLY.

Shareholders Entitled to Vote

The Board has set March 23, 2026 as the record date for the Annual Meeting. Only holders of common stock of record at the close of business on that date, or their valid proxy holders, are entitled to vote at the 2026 Annual Meeting or by proxy.

On the record date, there were 554,316,876 shares of common stock issued and outstanding and, therefore, eligible to vote at the Annual Meeting. Each share is entitled to one vote on each matter properly brought before the meeting.

Householding

When more than one holder of our common stock shares the same address, in accordance with SEC rules, we may deliver only one E-Proxy Notice or set of proxy materials, as applicable, to that address unless we have received contrary instructions from one or more of those shareholders. Similarly, brokers and other intermediaries holding shares of Valley common stock in “street name” for more than one beneficial owner with the same address may deliver only one E-Proxy Notice or set of proxy materials, as applicable, to that address if they have received consent from the beneficial owners of the stock.

We will deliver promptly upon written or oral request a separate copy of the E-Proxy Notice or set of proxy materials, as applicable, to any shareholder of record at a shared address to which a single copy of those documents was delivered. To receive these additional copies, you may write or call our Shareholder Relations Department, Valley National Bancorp, 70 Speedwell Avenue, Morristown, New Jersey 07470, telephone (973) 305-3380 or e-mail at InvestorRelations@valleynationalbank.com. If your shares are held in “street name,” you should contact the broker or other intermediary who holds the shares on your behalf to request an additional copy of the E-Proxy Notice or set of proxy materials.

If you are a shareholder of record and are either receiving multiple E-Proxy Notices or multiple paper copies of the proxy materials, as applicable, and wish to request future delivery of a single copy or are receiving a single E-Proxy Notice or copy of the proxy materials, as applicable, and wish to request future delivery of multiple copies, please contact our Shareholder Relations Department at the address or telephone number above. If your shares are held in “street name,” you should contact the broker or other intermediary who holds the shares on your behalf.

Proxies and Voting Procedures

Your vote is very important and you are encouraged to submit your proxy as soon as possible. Each proxy submitted will be voted as directed. However, if a proxy solicited by the Board does not specify how it is to be voted, it will be voted as the Board recommends—that is:

•	Item 1 – “FOR” the election of each of the 11 director nominees named in this Proxy Statement;

•	Item 2 – “FOR” the approval, on an advisory basis, of the compensation of our NEOs; and
•	Item 3 – “FOR” the ratification of the selection of KPMG;

How to Vote

We are offering you four alternative ways to vote your shares:

By Mail. To vote your proxy by mail, please sign your name exactly as it appears on your proxy card, date, and mail your proxy card in the postage-paid envelope provided as soon as possible. If you vote your proxy by mail, your proxy card must be received prior to the Annual Meeting.

By Telephone. If you received a paper copy of the proxy materials and you wish to vote by telephone, call toll-free 1-800-690-6903 or the telephone number on your voting instruction form and follow instructions. Have your E-Proxy Notice or proxy card available when you call. If you vote by telephone, your vote must be received by 11:59 p.m., Eastern Time, on May 17, 2026.

77	2026 Proxy Statement

OTHER INFORMATION

Via the Internet. If you wish to vote using the internet, you can access the web page at www.proxyvote.com and follow the on-screen instructions or scan the QR code on your E-Proxy Notice or proxy card with your smartphone. Have your proxy card available when you access the web page. If you vote by telephone, your vote must be received by 11:59 p.m., Eastern Time, on May 17, 2026.

During the Annual Meeting. If you wish to vote virtually at the Annual Meeting, you can do so by going to www.virtualshareholdermeeting.com/VLY2026 during the live audio webcast. Have the information that is printed on your E-Proxy Notice or proxy card available and follow the on-screen instructions.

Regardless of the method that you use to vote, you will be able to vote virtually at the Annual Meeting or revoke your earlier proxy if you follow the instructions provided below in the section “Revoking Your Proxy.”

Participants in the Valley National Bank Savings and Investment Plan. If you are an employee or former employee of the Company and hold shares of our common stock in the 401(k) Plan as of the record date, you have the right to instruct the plan trustee how to vote those shares. You may vote by telephone, the internet, or proxy card, and any such vote will serve as a voting instruction for the plan trustee. If you do not provide voting instructions, the plan trustee will vote the shares of common stock deemed to be held in your 401(k) Plan account in the same proportion as the shares for which the trustee has received voting instructions under the 401(k) Plan. The deadline to provide voting instructions for shares held in the 401(k) Plan is May 13, 2026, at 11:59 p.m., Eastern Time.

If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

Revoking Your Proxy

You can revoke your proxy at any time before it is exercised by:

•	Following the instructions provided for changing your vote via the internet or by telephone or delivering a properly executed, later-dated proxy;

•	Voting at the Annual Meeting; or

•	A written revocation of your proxy.

A later-dated proxy by mail or written revocation must be received before the date of the Annual Meeting by the Corporate Secretary of the Company, Valley National Bancorp, at 70 Speedwell Avenue, Morristown, New Jersey 07960. You may also revoke your proxy by submitting a new proxy by telephone or via the internet or by voting virtually at the Annual Meeting. You will be able to change your proxy as many times as you wish prior to the Annual Meeting and the last vote received chronologically, including a vote cast at the Annual Meeting, will supersede any prior proxies.

Quorum Required to Hold the Annual Meeting

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote generally for the election of directors is necessary to constitute a quorum at the meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining whether there is a quorum for the Annual Meeting, but are not counted as votes “FOR” or “AGAINST” any proposal, nor are they counted to determine the number of votes present for the particular proposal. A broker “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary power to vote with respect to that item and has not received voting instructions from the beneficial owner. Brokers do not have discretionary power to vote on the following items absent instructions from the beneficial owner: the election of directors or the advisory vote on executive compensation.

Required Vote

•	To be elected to a new term, directors must receive a majority of the votes cast (the number of shares voted “FOR” a nominee must exceed the number of shares voted “AGAINST” the nominee). Each director is required to execute a resignation letter which becomes effective if he or she does not receive a majority of the votes cast in an uncontested election and the Board votes to accept the resignation. Abstentions and broker non-votes are not counted as votes cast and have no effect on the election of a director.
•	The advisory vote on executive compensation will be approved if a majority of the votes cast are voted “FOR” the proposal. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the outcome.

•	The ratification of the selection of KPMG will be approved if a majority of the votes cast are voted “FOR” the proposal. Abstentions are not counted as votes cast and will have no effect on the outcome. Because this is deemed a routine proposal, brokers will have discretionary authority to vote on this proposal in the absence of voting instructions from the beneficial owner.

78	2026 Proxy Statement

OTHER INFORMATION

Method and Cost of Proxy Solicitation

This proxy solicitation is being made by our Board and we will pay the cost of soliciting proxies. Proxies may be solicited by officers, directors, and employees of the Company in person, by mail, telephone, facsimile, or other electronic means. We will not specially compensate those persons for their solicitation activities. In accordance with the regulations of the SEC and Nasdaq, we will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their expense incurred in sending proxies and proxy materials to their customers who are beneficial owners of Valley common stock. We are paying Alliance Advisors Holdings LLC a fee of $10,000 plus out of pocket expenses to assist with solicitation of proxies.

Shareholder Proposals for the 2027 Annual Meeting

Shareholders of the Company are entitled to present proposals for consideration at forthcoming shareholder meetings provided that they comply with applicable rules promulgated by the SEC. To be eligible for inclusion in the Company’s proxy materials for the 2027 Annual Meeting, a shareholder proposal must be received by our Corporate Secretary at our Morristown, New Jersey office, located at 70 Speedwell Avenue, Morristown, New Jersey 07960, on or before December 4, 2026 (except that if the date of our 2027 Annual Meeting is changed by more than 30 days from the anniversary of this year’s Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send the proxy materials), and must comply in all respects with Rule 14a-8 of the Exchange Act and any other applicable rules of the SEC.

Other Matters

The Board is not aware of any other matters that may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board.

Shareholders are urged to vote via the internet or telephone or sign the enclosed proxy and return it in the enclosed envelope. The proxy is solicited on behalf of the Board.

By Order of the Board of Directors

Morristown, New Jersey

April 3, 2026

A copy of our Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2025 filed with the SEC will be furnished to any shareholder upon written request addressed to our Shareholder Relations Department, Valley National Bancorp, 70 Speedwell Avenue, Morristown, New Jersey 07960. Our Annual Report on Form 10-K (without exhibits) is also available at the following website: www.proxydocs.com/VLY.

79	2026 Proxy Statement

Appendix A

Non-GAAP Financial Information

The tables below reconcile certain non-GAAP financial measures determined by methods other than U.S. generally accepted accounting principles (“GAAP”). The Company believes that these non-GAAP financial measures provide useful supplemental information to both management and investors in understanding Valley’s underlying operational performance, business, and performance trends, and may facilitate comparisons of our current and prior performance with the performance of others in the financial services industry. Management utilizes these measures for internal planning, forecasting and analysis purposes. Management believes that Valley’s presentation and discussion of this supplemental information, together with the accompanying reconciliations to the GAAP financial measures, also allows investors to view performance in a manner similar to management. These non-GAAP financial measures should not be considered in isolation, as a substitute for or superior to financial measures calculated in accordance with U.S. GAAP. These non-GAAP financial measures may also be calculated differently from similar measures disclosed by other companies.

Tangible book value per common share is computed by dividing shareholders’ equity less preferred stock, goodwill and other intangible assets by common shares outstanding as of December 31, 2025, 2024, 2023, 2022, 2021, and 2020, as follows:

($ in thousands, except for per share data)	As of December 31,

	2025	2024	2023	2022	2021	2020

Tangible book value per common share (non-GAAP):

Common shares outstanding	556,618,021	558,786,093	507,709,927	506,374,478	421,437,068	403,858,998

Shareholders’ equity (GAAP)	$7,087,698	$7,435,127	$6,701,391	$6,400,802	$5,084,066	$4,592,120

Less: Preferred stock	354,345	354,345	209,691	209,691	209,691	209,691

Less: Goodwill and other intangible assets	1,969,811	1,997,597	2,029,267	2,066,392	1,529,394	1,452,891

Tangible common shareholders’ equity (non-GAAP)	$5,483,542	$5,083,185	$4,462,433	$4,124,719	$3,344,981	$2,929,538

Tangible book value per common share (non-GAAP)	$9.85	$9.10	$8.79	$8.15	$7.94	$7.25

A-1	2026 Proxy Statement

APPENDIX A

Core net income available to common shareholders is net income available to common shareholders adjusted for non-core items that the Company believes are not indicative of its core operating performance and was computed as follows for the year ended December 31, 2025, solely for purposes of determining performance achievement under the 2025 non-equity incentive program:

($ in thousands)	For the year ended December 31, 2025

Core net income available to common shareholders (non-GAAP):

Net income, as reported (GAAP)	$597,983

Non-GAAP adjustments:

Add: Restructuring charge(1)	5,284

Add: Loss on extinguishment of debt	922

Add: Litigation reserve(2)	773

Add: Net losses on the sale of commercial real estate loans(3)	—

Less: FDIC special assessment(4)	(9,489)

Less: (Gains) losses on available for sale and held to maturity debt securities, net(5)	(17)

Less: Gain on sale of commercial premium finance lending(6)	—

Less: Litigation settlements(7)	—

Less: Income tax benefit(8)	(11,417)

Total non-GAAP adjustments to income	$(13,944)

Income tax adjustments related to non-GAAP adjustments(9)	740

Net income, as adjusted (non-GAAP)	$584,779

Dividends on preferred stock	28,981

Add: One-time costs(10)	19,782

Core net income available to common shareholders, as adjusted (non-GAAP)	$575,580

(1)	Represents severance expense related to workforce reductions within salary and employee benefits expense.

(2)	Represents the change in legal reserves and settlement charges included in professional and legal fees.

(3)	Represents actual and mark to market losses on bulk performing commercial real estate loan sales included in gains (losses) on sales of loans, net.

(4)	Included in the FDIC insurance expense.

(5)	Included in gains on securities transactions, net.

(6)	Included in gains (losses) on sale of assets, net.

(7)	Represents recoveries from legal settlements included in other income.

(8)	Represent tax benefits from discrete tax events included in income tax expense.

(9)	Calculated using the appropriate blended statutory tax rate for the applicable period.

(10)	Represents unbudgeted one-time costs primarily associated with strategic initiatives.

A-2	2026 Proxy Statement

Valley
BANK

70 Speedwell Ave
Morristown NJ 07960

800.522.4100
valley.com

70 Speedwell Ave Morristown NJ 07960 800.522.4100 valley.com

VALLEY NATIONAL BANCORP
70 SPEEDWELL AVENUE
MORRISTOWN, NEW JERSEY 07960
VOTE BY INTERNET
Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 17, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 13, 2026 for shares held in the 401(k) Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
During the Meeting - Go to www.virtualshareholdermeeting.com/VLY2026
You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 17, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 13, 2026 for shares held in the 401(k) Plan. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received prior to the meeting in order for your shares to be voted in accordance with the instructions therein. Any proxy card submitted for shares held in the 401(k) Plan must be received by 11:59 p.m. Eastern Time on May 13, 2026.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V90165-P49308
KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY
VALLEY NATIONAL BANCORP (“Valley”)
The Board of Directors recommends a vote FOR each of the
nominees listed in Item 1:
1. Election of 11 Directors
Nominees:
1a. Eyal Efrat
1b. Peter V. Maio
1c. Kathleen C. Perrott
1d. Ira Robbins
1e. Nitzan Sandor
1f. Suresh L. Sani
1g. Lisa J. Schultz
1h. Jennifer W. Steans
1i. Carlos J. Vazquez
1j. Jeffrey S. Wilks
1k. Dr. Sidney S. Williams, Jr.
For
Against
Abstain
The Board of Directors recommends a vote FOR Item 2:
For
Against
Abstain
2. An advisory, non-binding vote to approve the compensation of
Valley’s named executive officers.
The Board of Directors recommends a vote FOR Item 3:
For Against Abstain
3. Ratification of the selection of KPMG LLP as Valley’s independent registered public accounting firm for the fiscal year ending
December 31, 2026.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX]
Date
Signature (Joint Owners)
Date

Important Notice Regarding the Availability of Proxy Materials for the
2026 Annual Meeting of Shareholders:
The Notice and Proxy Statement for the 2026 Annual Meeting of Shareholders and the 2025 Annual Report to Shareholders are available at www.proxyvote.com.
V90166-P49308
VALLEY NATIONAL BANCORP
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MONDAY, MAY 18, 2026
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoint(s) SURESH L. SANI, LISA J. SCHULTZ AND JENNIFER W. STEANS and each of them, as Proxy, each with full power of substitution, to vote all of the stock of VALLEY NATIONAL BANCORP which the undersigned is entitled to vote at the Annual Meeting of Shareholders of VALLEY NATIONAL BANCORP, to be held via live audio webcast at
www.virtualshareholdermeeting.com/VLY2026, on Monday, May 18, 2026, at 9:00 a.m., Eastern Time, and at any adjournment or postponement thereof for all matters as indicated upon the reverse side, and at their discretion, upon other matters that may properly come before the Annual Meeting. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.
For participants in the Valley National Bank Savings and Investment Plan (“401(k) Plan”), this proxy card will serve as a voting instruction form for the plan trustee. If you do not provide instructions, the plan trustee will vote the shares deemed to be held in your plan account in the same proportion as the shares for which the trustee has received voting instructions under the 401(k) Plan.
This Proxy, when properly executed, will be voted as specified on the reverse side. If no choice is specified, the Proxy will be voted FOR the election of all nominees for director listed on this Proxy; and FOR Items 2 and 3.
(Continued and to be signed on the reverse side.)